[front cover]                                                 NOVEMBER 30, 1998

SEMIANNUAL REPORT
----------------
AMERICAN CENTURY

                               [graphic of stairs]

BENHAM GROUP
------------------------------------
ARIZONA INTERMEDIATE-TERM MUNICIPAL

                                                 [american century logo(reg.sm)]
                                                                        American
                                                                         Century
[inside front cover]


AMERICAN CENTURY BROKERAGE
--------------------------------------------------------------------------------

     We're pleased to introduce American Century's new brokerage service, which offers a wide range of investment options and features:

     * FundChoice Service--Invest in over 8,000 no-load and load mutual funds from hundreds of different fund companies, many with no transaction fees

     *  Buy individual stocks and bonds

     * 24-hour Internet and automated phone trades are just $24.95 for up to 1,000 shares of stock, and 2 cents per share thereafter

     *  Strong research capability

         *  Build and track model portfolios

         *  Get news, quotes and charts

         *  Check free Standard & Poor's stock reports

         * Access Wall Street on Demand(tm), a research service with more than 500,000 reports on industry trends, corporate earnings, and mutual fund analysis

     *  Track your brokerage account on one easy-to-read statement

     * Unlimited check writing and a Gold MasterCard(reg.tm) ATM/debit card with an American Century Brokerage Access AccountSM (minimum $10,000)

To talk with a Brokerage Associate, call 1-888-345-2071.

WHAT'S NEW . . .

    AMERICAN CENTURY CATALOG OF TOOLS & SERVICES lists all the free educational materials available to investors.

    We now have FOUR-PAGE PROFILES of many of our funds. The profiles follow a standard SEC format and are intended to allow investors to compare funds easily. You can request a profile or the full prospectus. Full prospectuses contain more detailed fund information and you will continue to receive one after investing.

    In 1999, we will provide SIMPLIFIED PROSPECTUSES that highlight important information about our funds, including fees and expenses. More detailed data will be in the Statement of Additional Information.

    To order any of these materials, please call 1-800-345-2021.

[left margin]

BENHAM GROUP
ARIZONA INTERMEDIATE-TERM MUNICIPAL
(BEAMX)
----------------------------------


Our Message to You
--------------------------------------------------------------------------------
/photo of James E. Stowers III and James E. Stowers, Jr./
James E. Stowers III, seated, with James E. Stowers, Jr.

     The six months ended November 30, 1998, were eventful ones for global financial markets. Weakening economic and financial conditions, brought on by problems in Asia, Russia, and Latin America, led to significant stock market volatility and a dramatic decline in interest rates. Volatility was so rampant that the U.S. central bank, the Federal Reserve, cut short-term interest rates three times to help stabilize markets worldwide.

     The third quarter of 1998 served as a good example of the markets' extremes. Several major U.S. stock indices hit record highs in mid-July before plunging 20% in the following six weeks. In the bond market, high demand for the safety of Treasury bonds pushed yields down to their lowest levels ever, but demand for corporate bonds thinned to the point where trading was all but impossible.

     This type of investment environment illustrates the importance of a well-diversified investment portfolio. As we saw in the third quarter of 1998, allocating your assets among stocks, bonds, and money market funds can help your portfolio weather dramatic changes in the economic or investment climate.

     Municipal bond performance fit between the extremes provided by Treasurys and corporates. Munis posted positive returns as interest rates fell, but their performance was not as strong as that of Treasurys. Arizona Intermediate-Term Municipal continued to outperform its peer group and its benchmark while providing more federal tax-free income than the average municipal debt fund. We achieved these returns while maintaining our high credit standards. Our credit research team closely monitored the health of the Arizona economy and the issuers of Arizona municipal debt, helping fund managers maintain Arizona Intermediate-Term Municipal's credit strength and integrity.

     Another situation we've been watching closely is preparation of the world's computer systems for the year 2000. At American Century, we're devoting substantial resources to this endeavor. Throughout 1999, our technology team will be extensively testing our systems, including those involved with fund performance and dividend payments.

     Thank you for your continued investment with American Century.

Sincerely,

/s/James E. Stowers, Jr.                 /s/James E. Stowers III
James E. Stowers, Jr.                    James E. Stowers III
Chairman of the Board and Founder        Chief Executive Officer


[right margin]

                Table of Contents
   Report Highlights ..............    2
   Market Perspective .............    3
Arizona Intermediate-Term Municipal
   Performance Information ........    4
   Management Q&A .................    5
   Yields .........................    5
   Portfolio at a Glance ..........    5
   Top Five Sectors ...............    6
   Portfolio Composition
   by Credit Rating ...............    7
   Schedule of Investments ........    8
Financial Statements
   Statement of Assets and
   Liabilities ....................   10
   Statement of Operations ........   11
   Statements of Changes
   in Net Assets ..................   12
   Notes to Financial
   Statements .....................   13
   Financial Highlights ...........   15
Other Information
   Background Information
      Investment Philosophy
      and Policies ................   16
      Comparative Indices .........   16
      Lipper Rankings .............   16
      Credit Rating
      Guidelines ..................   16
      Investment Team
   Leaders ........................   16
   Glossary .......................   17


                                                  www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* A sharp decline in interest rates helped municipal bonds post solid returns for the six months ended November 30, 1998.

* Rates fell because a series of economic crises around the globe threatened to slow the U.S. economy, and because inflation remained low.

* In an attempt to boost the economy and restore confidence to global financial markets, the Federal Reserve lowered short-term interest rates three times between September and November.

* Despite their gains, municipal bonds lagged Treasury securities. That's because the bond market rally was driven by demand from international investors, who don't benefit from municipals' tax advantages.

* Meanwhile, municipal bond supply surged as many issuers sought to lock in lower borrowing costs by refinancing older, higher rate bonds.

MANAGEMENT Q&A

* Arizona Intermediate-Term Municipal outperformed its benchmark and its peers for the six-month period, while providing investors with significantly more federal tax-free income. (See Total Returns on page 4.)

* Arizona Intermediate-Term Municipal's one-year return placed the fund in the top 10% of the 77 "Other States Intermediate Municipal Debt Funds" tracked by Lipper Inc.

* Under the guidance of our experienced research team, we enhanced returns by adding undervalued securities to the portfolio.

* Effective duration management--controlling the fund's price sensitivity to changes in interest rates--was another important contributor to Arizona Intermediate-Term Municipal's solid performance. We kept duration around 5.6 years.

* As we anticipated, the Students FIRST Act of 1998 has had little impact on the market so far; however, the longer-term effects are much more difficult to predict.

* Despite this uncertainty, we think the next six months will be fairly upbeat for Arizona municipal investors.

* Part of this optimism is driven by how attractive municipal yields were relative to comparable-maturity Treasury yields.

* Going forward, we plan to maintain a slightly long duration compared with the average intermediate municipal fund, while continuing to monitor the impact of Students FIRST.


[left margin]

"ARIZONA INTERMEDIATE-TERM MUNICIPAL'S ONE-YEAR RETURN PLACED THE FUND IN THE TOP 10% OF THE 77 'OTHER STATES INTERMEDIATE MUNICIPAL DEBT FUNDS' TRACKED BY LIPPER INC."

                  ARIZONA
        INTERMEDIATE-TERM MUNICIPAL
                   (BEAMX)
TOTAL RETURNS:             AS OF 11/30/98
    6 Months                       3.70%*
    1 Year                          6.83%
NET ASSETS:                 $44.0 million
30-DAY SEC YIELD:                   3.68%
INCEPTION DATE:                   4/11/94

* Not annualized.

See Total Returns on page 4.
Investment terms are defined in the Glossary on page 17.


2      1-800-345-2021


Market Perspective from Randall W. Merk
--------------------------------------------------------------------------------
/photo of Randall W. Merk/
Randall W. Merk, director of fixed-income investing at American Century

MODERATE MUNICIPAL RETURNS

     Municipal securities posted gains during the six months ended November 30, 1998. Municipal bond prices rose as interest rates declined; however, too much supply and too little demand limited returns. Long-term municipal bonds, which are most sensitive to changes in interest rates, performed best. For the six months, the Lehman Brothers Long-Term Municipal Bond Index returned 4.10%.
Intermediate-term securities, as represented by the Lehman Brothers 5-Year General Obligation Index, returned 3.43%, while the short-term Merrill Lynch 0- to 3-Year Municipal Index posted a 2.77% return.

RATES FELL

     Declines in interest rates were sparked by a series of global economic crises that threatened to slow the U.S. economy. In addition, an abundance of inexpensive imported products and falling commodity prices helped keep inflation low. The government's consumer price index rose just 1.5% for the 12 months ended November 30, 1998. That's the slowest pace in a dozen years.

     In an attempt to boost the economy and restore confidence in financial markets, the U.S. Federal Reserve cut short-term interest rates three times between September and November, its first rate reductions since January 1996.

MUNICIPALS LAGGED TREASURYS

     Plummeting stock markets, currency devaluations, and debt defaults caused investors around the world to demand the safety and liquidity of U.S Treasury bonds. That surge in demand led to record low bond yields and huge gains by Treasury securities. Because international investors don't benefit from the tax advantages of municipal bonds, demand for municipals lagged.

     Furthermore, the supply of municipals surged. Motivated by declining interest rates, municipal issuers sought to lock in lower borrowing costs by issuing new debt and/or refinancing older debt. For the six months ended November 30, 1998, new issue volume was up about a third compared with the same six-month period a year earlier. These supply and demand factors caused municipal bonds to underperform Treasury securities for the six months.

STEEPER YIELD CURVE

     Reflecting the Fed's interest rate cuts, short-term interest rates dropped dramatically. For the six months, the yield on one-year municipal securities fell roughly 62 basis points (0.62%--a basis point equals 0.01%), while the yield on 30-year municipal bonds fell only about 15 basis points. This resulted in the steeper yield curve shown in the accompanying graph. The yield difference between a one-year note and a 30-year bond rose to 176 basis points on November 30, 1998, compared with 128 basis points just six months earlier.

[right margin]

"DECLINES IN INTEREST RATES WERE SPARKED BY A SERIES OF GLOBAL ECONOMIC CRISES THAT THREATENED TO SLOW THE U.S. ECONOMY."

[line chart - data below]

STEEPENING MUNICIPAL YIELD CURVE

Years to Maturity        11/30/98           5/31/98
1                         3.060%             3.690%
2                         3.360%             3.850%
3                         3.510%             3.950%
4                         3.630%             4.040%
5                         3.730%             4.090%
6                         3.825%             4.160%
7                         3.920%             4.230%
8                         4.000%             4.300%
9                         4.080%             4.370%
10                        4.160%             4.440%
11                        4.248%             4.514%
12                        4.336%             4.588%
13                        4.424%             4.662%
14                        4.512%             4.736%
15                        4.600%             4.810%
16                        4.636%             4.836%
17                        4.672%             4.862%
18                        4.708%             4.888%
19                        4.744%             4.914%
20                        4.780%             4.940%
21                        4.784%             4.942%
22                        4.788%             4.944%
23                        4.792%             4.946%
24                        4.796%             4.948%
25                        4.800%             4.950%
26                        4.804%             4.954%
27                        4.808%             4.958%
28                        4.812%             4.962%
29                        4.816%             4.966%
30                        4.820%             4.970%

Source: Bloomberg Financial Markets

"FOR THE SIX MONTHS, THE YIELD ON ONE-YEAR MUNICIPAL SECURITIES FELL ROUGHLY 62 BASIS POINTS (0.62%--A BASIS POINT EQUALS 0.01%), WHILE THE YIELD ON 30-YEAR MUNICIPAL BONDS FELL ONLY ABOUT 15 BASIS POINTS."


                                                  www.americancentury.com      3


Arizona Intermediate-Term--Performance
--------------------------------------------------------------------------------
TOTAL RETURNS AS OF NOVEMBER 30, 1998

                                INCEPTION 4/11/94
                        ARIZONA
                      INTERM.-TERM   LEHMAN 5-YEAR   OTHER STATES INTERM. MUNI. DEBT FUNDS(2)
                        MUNICIPAL      GO INDEX      AVERAGE RETURN        FUND'S RANKING
------------------------------------------------------------------------------------------
6 MONTHS(1) ............  3.70%         3.43%            3.07%                    --
1 YEAR .................  6.83%         6.32%            6.11%               7 OUT OF 77
------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS(3) .............  5.58%         5.68%            5.19%              11 OUT OF 60
LIFE OF FUND(3) ........  6.67%         6.26%(4)         5.94%(4)            1 OUT OF 45(4)

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

(3) Returns and rankings would have been lower if management fees had not been waived.

(4) Since 4/30/94, the date nearest the fund's inception for which return data are available.

See pages 16-17 for more information about returns, the comparative index, and Lipper fund rankings.

[mountain chart - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
Value on 11/30/98
Arizona Intermediate-Term Municipal      $13,351
Lehman 5-Year GO Index                   $12,808

                    Arizona
               Intermediate-Term      Lehman 5-Year
                   Municipal            GO Index
DATE                 VALUE               VALUE
4/30/94*            $10,000             $10,000
6/30/94             $10,064              $9,996
9/30/94             $10,202             $10,077
12/31/94            $10,098             $10,044
3/31/95             $10,562             $10,450
6/30/95             $10,855             $10,717
9/30/95             $11,131             $11,010
12/31/95            $11,431             $11,211
3/31/96             $11,371             $11,246
6/30/96             $11,433             $11,295
9/30/96             $11,619             $11,479
12/31/96            $11,859             $11,730
3/31/97             $11,816             $11,711
6/30/97             $12,130             $12,002
9/30/97             $12,414             $12,264
12/31/97            $12,676             $12,490
3/31/98             $12,764             $12,636
6/30/98             $12,914             $12,764
9/30/98             $13,170             $12,983
11/30/98            $13,351             $12,808

$10,000 investment made 4/30/94

The chart at left shows the growth of a $10,000 investment over the life of the fund, while the chart below shows the fund's year-by-year performance. The Lehman 5-Year GO Index is provided for comparison in each chart. Arizona Intermediate-Term Municipal's returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the returns of the index do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar chart - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED NOVEMBER 30)

                    Arizona
               Intermediate-Term     Lehman 5-Year
                    Municipal          GO Index
DATE                 RETURN             RETURN
11/30/94*            -0.27%             -0.07%
11/30/95             13.73%             11.99%
11/30/96              4.91%              5.36%
11/30/97              5.02%              5.38%
11/30/98              6.83%              6.32%

* From 4/30/94 (the date nearest the fund's inception for which index data are available).


4      1-800-345-2021


Arizona Intermediate-Term--Q&A
--------------------------------------------------------------------------------
/photo of Ken Salinger/

     An interview with Ken Salinger, a portfolio manager on the Arizona Intermediate-Term Municipal investment team.

HOW DID THE FUND PERFORM FOR THE SIX MONTHS ENDED NOVEMBER 30, 1998?

     Arizona Intermediate-Term Municipal provided a solid return. For the six months ended November 30, 1998, the fund returned 3.70%, outperforming the 3.07% return of the 78 "Other States Intermediate Municipal Debt Funds" tracked by Lipper Inc. Arizona Intermediate-Term Municipal's return also surpassed the 3.43% return of its benchmark, the Lehman 5-Year GO Index.

     In addition, Arizona Intermediate-Term Municipal's one- and three-year returns placed it in the top 20% of its Lipper category, while life-of-fund returns were higher than any of its peers. (See Total Returns on page 4 for fund performance comparisons.)

HOW DID ARIZONA INTERMEDIATE-TERM MUNICIPAL'S YIELD STACK UP?

     The fund offered investors significantly more federal tax-free income than the average intermediate municipal debt fund. The most common way of gauging a fund's income is by looking at its 30-day SEC yield. This yield represents net investment income earned over a 30-day period and is expressed as an annual percentage rate based on the fund's share price at the end of the 30 days.

     As of November 30, Arizona Intermediate-Term Municipal's 30-day SEC yield was 3.68%, compared with the 3.34% average yield of other intermediate municipal debt funds.

WHAT FUELED THE FUND'S PERFORMANCE?

     Effective duration management--controlling the portfolio's price sensitivity to changes in interest rates--continued to be an important contributor. We kept the portfolio's duration slightly longer than that of the average intermediate municipal debt fund throughout the six-month period. (Remember, the longer the fund's duration, the more its share price rises when rates fall; however, a longer duration also causes the fund's share price to fall more when rates rise.) We chose this position because we strongly believed that global pressures and benign inflation would lead to lower rates, which proved to be the case.

     But we certainly can't predict the short-term direction of interest rates. Therefore, even when we feel strongly about the direction in which rates are headed, we manage Arizona Intermediate-Term Municipal's duration conservatively. This prevents returns from fluctuating wildly from period to period.

     Generally speaking, we keep duration in a narrow band around the average duration of other intermediate municipal debt funds. For example, we kept duration around 5.6 years for most of the six-month period, only slightly longer than the average duration of the fund's peers.

[right margin]

"THE FUND OFFERED INVESTORS SIGNIFICANTLY MORE FEDERAL TAX-FREE INCOME THAN THE AVERAGE INTERMEDIATE MUNICIPAL DEBT FUND."

YIELDS AS OF NOVEMBER 30, 1998
  30-DAY SEC YIELD
                                  3.68%
  30-DAY TAX-EQUIVALENT YIELDS
    31.02% TAX BRACKET            5.33%
    33.90% TAX BRACKET            5.57%
    34.59% TAX BRACKET            5.63%
    39.33% TAX BRACKET            6.07%

PORTFOLIO AT A GLANCE
                                11/30/98          5/31/98
NUMBER OF SECURITIES               50                42
WEIGHTED AVERAGE
  MATURITY                       9.3 YRS           8.3 YRS
AVERAGE DURATION                 5.5 YRS           5.3 YRS
EXPENSE RATIO                    0.52%*             0.54%

* Annualized.

Investment terms are defined in the Glossary on page 17.


                                                  www.americancentury.com      5


Arizona Intermediate-Term--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

IF NOT THROUGH AGGRESSIVE DURATION MANAGEMENT, THEN HOW DO YOU ENHANCE RETURNS?

     Simply put, we stay on top of the market and search diligently for good values. Finding securities that we believe are undervalued is a top priority. Adding undervalued securities to the portfolio can significantly enhance returns while often adding little or no risk. That was primarily how we enhanced returns during the six-month period.

     Take advantage of opportunities when we find them, we keep a portion of the portfolio in very liquid municipals--ones we can sell quickly to generate cash to buy new, undervalued securities. Typically, these sales generate very small capital gains or losses for the fund, which helps prevent excess year-end distributions.

HOW DO YOU FIND THESE UNDERVALUED SECURITIES?

     Our experienced research team plays a pivotal role by helping us stay close to Arizona municipal credit trends. Arizona is a complex, dynamic state, making thorough research and analysis of its municipalities a vital ingredient to Arizona Intermediate-Term Municipal's success.

     After we find what we believe is an attractively valued security, our research team provides input on the credit quality of the issuer. If the credit story passes our rigorous standards, we add the security to the portfolio. Our credit team can also instigate the process--the team often uncovers such securities while watching the market.

     These securities often appreciate in value as a result of credit upgrades. The whole process helps us stay in front of what we call the "upgrade curve" (the chance for securities to appreciate in value relative to their current prices as a result of a credit upgrade).

THE STUDENTS FIRST ACT OF 1998 PASSED ON JULY 9, 1998. HOW HAS THIS LEGISLATION AFFECTED THE ARIZONA MUNICIPAL MARKET?

     The Students FIRST Act (for more information please read the fund's annual report for the period ended May 31, 1998) affects how school districts will issue debt in the future but does not directly impact existing municipal securities. Within the next few years, the legislation may sizably reduce the number of general obligation bonds issued by school districts.

     As we predicted, the act has had little impact on the market so far--municipal issuance remained high, providing plenty of outstanding municipals from which to choose. However, the longer-term effects of Students FIRST are much more difficult to predict. To minimize the impact on the fund, we will continue to carefully monitor developments and remain poised to respond to any changes.

[left margin]

"AS WE PREDICTED, THE STUDENTS FIRST ACT HAS HAD LITTLE IMPACT ON THE MARKET SO FAR. . ."

TOP FIVE SECTORS (AS OF 11/30/98)
                           % OF FUND INVESTMENTS
GO                                   54%
HOSPITAL REVENUE                      7%
COPS/LEASES                           7%
SPECIAL TAX REVENUE                   6%
WATER AND SEWER REVENUE               5%

TOP FIVE SECTORS (AS OF 5/31/98)
                           % OF FUND INVESTMENTS
GO                                   52%
TRANSPORTATION REVENUE               12%
COPS/LEASES                           9%
SPECIAL TAX REVENUE                   7%
HOSPITAL REVENUE                      4%


6      1-800-345-2021


Arizona Intermediate-Term--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

LOOKING AHEAD TO THE NEXT SIX MONTHS, WHAT'S IN STORE FOR THE MUNICIPAL MARKET?

     We think the next six months will be fairly upbeat for Arizona municipal investors. On the inflation front, all is quiet--for the first 11 months of 1998, overall consumer prices crawled ahead at an annualized rate of 1.6%. Global crises drove interest rates lower and led to short-term rate reductions by the Federal Reserve (see page 3).

     Another important factor working in favor of municipal investors is the relative performance of municipal and Treasury securities. Global economic turmoil, equity-market volatility, presidential impeachment proceedings, and problems in the Persian Gulf caused demand for U.S. Treasury securities to far outstrip demand for municipals during the past six months. This has driven municipal yields to historically high ratios compared with comparable-maturity Treasury yields.

     For example, longer-term municipal yields were nearly 100% of Treasury yields by the end of November. Historically speaking, that ratio has been closer to 83%. The value disparity means that even investors in a relatively low tax bracket will generally receive more after-tax income from municipal bonds right now than from comparable-maturity Treasurys.

     When demand for Treasurys eventually tapers off, we expect municipals to outperform Treasurys as their yield relationship returns to more historically normal ratios.

GIVEN THAT OUTLOOK, WHAT ARE YOUR PLANS FOR ARIZONA INTERMEDIATE-TERM MUNICIPAL

     For now, we plan to maintain a slightly long duration compared with the average intermediate municipal fund. If interest rates continue to fall, or if demand for municipal securities rises, the portfolio's longer duration should boost returns. In addition, we will continue to keep an eye on developments surrounding the Students FIRST Act of 1998.

[right margin]

"ANOTHER IMPORTANT FACTOR WORKING IN FAVOR OF MUNICIPAL INVESTORS IS THE RELATIVE PERFORMANCE OF MUNICIPAL AND TREASURY SECURITIES."

PORTFOLIO COMPOSITION BY CREDIT RATING
             % OF FUND INVESTMENTS
            AS OF             AS OF
          11/30/98           5/31/98
AAA          60%               58%
AA           26%               25%
A             9%                9%
BBB           5%                8%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page 16 for more information.

". . .WE WILL CONTINUE TO KEEP AN EYE ON DEVELOPMENTS SURROUNDING THE STUDENTS FIRST ACT OF 1998."


                                                  www.americancentury.com      7


Arizona Intermediate-Term--Sch. of Investments
--------------------------------------------------------------------------------

NOVEMBER 30, 1998 (UNAUDITED)

Principal Amount                                                       Value
--------------------------------------------------------------------------------
MUNICIPAL SECURITIES--96.9%
ARIZONA -- 91.9%
               $1,000,000  Arizona Transportation Board
                              Highway Rev., Series 1993 A,
                              6.00%, 7/1/08                       $  1,138,680
                  900,000  Coconino & Yavapai Counties
                              Joint Unified School District
                              No. 9, Series 1994 C, (Sedona
                              Project of 1992), 5.60%,
                              7/1/06 (FGIC)                            957,609
                1,000,000  East Valley Institute of Technology
                              No. 401 GO, 5.00%, 7/1/03
                              (AMBAC)                                1,050,680
                  545,000  Gilbert County GO, Series 1994 C,
                              6.00%, 7/1/02 (MBIA)                     586,240
                1,200,000  Glendale Industrial Development
                              Auth. Rev., Series 1998 A,
                              (Midwestern University), 5.375%,
                              5/15/28                                1,200,984
                  875,000  Goodyear GO, 4.60%, 7/1/11
                              (FGIC)                                   884,643
                1,370,000  Maricopa County COP, 5.625%,
                              6/1/00                                 1,393,345
                  500,000  Maricopa County GO, 6.25%,
                              7/1/03 (FGIC)                            550,760
                1,000,000  Maricopa County Hospital Rev.,
                              (Sun Health Corp.), 5.75%,
                              4/1/07                                 1,078,450
                1,000,000  Maricopa County Industrial
                              Development Auth. Hospital
                              Facilities Rev., (Mayo Clinic
                              Hospital), 5.25%, 11/15/37             1,008,980
                  500,000  Maricopa County Industrial
                              Development Auth. Hospital
                              Facilities Rev., (Samaritan
                              Health Services), 7.15%,
                              12/1/04 (MBIA)                           580,280
                1,000,000  Maricopa County Unified School
                              District No. 1 GO, (Phoenix
                              Elementary), 5.50%, 7/1/09
                              (MBIA)                                 1,094,180
                1,000,000  Maricopa County Unified School
                              District No. 201 GO, Series
                              1992 E, (Phoenix), 7.10%,
                              7/1/04                                 1,158,860
                  800,000  Maricopa County Unified School
                              District No. 40 GO, Series
                              1995 C, 7.75%, 7/1/06 (FGIC)             988,568
                  500,000  Maricopa County Unified School
                              District No. 11 GO, Series
                              1998 C, (Peoria University),
                              4.50%, 7/1/10 (FGIC)                     506,525
                1,000,000  Maricopa County Unified School
                              District No. 41 GO, Series
                              1988 F, (Gilbert), 6.20%,
                              7/1/02, Prerefunded at 100%
                              of Par (FGIC)(1)                       1,083,380

Principal Amount                                                       Value
--------------------------------------------------------------------------------
              $   180,000  Maricopa County Unified School
                              District No. 69 GO, Series
                              1998 F, (Paradise Valley School
                              Improvement Project 94), 4.00%,
                              7/1/04 (FSA)                         $   181,296
                1,000,000  Maricopa County Unified School
                              District No. 48 GO, (Scottsdale),
                              6.60%, 7/1/12                          1,214,530
                1,000,000  Maricopa County Unified School
                              District No. 6 GO, Series
                              1997 B, (Washington
                              Elementary), 4.75%, 7/1/11
                              (FGIC)                                 1,018,680
                  500,000  Maricopa County Unified School
                              District No. 80 GO, (Chandler),
                              5.20%, 7/1/13 (MBIA)                     531,875
                1,000,000  Maricopa County Unified School
                              District No. 80 GO, Series
                              1998 E, (Chandler), 4.75%,
                              7/1/11 (FGIC)                          1,024,610
                1,000,000  Maricopa County Unified School
                              District No. 90 GO, (Ruth Fisher
                              Elementary), 5.375%, 7/1/00            1,026,550
                1,000,000  Maricopa County Unified School
                              District No. 97 GO, (Deer Valley),
                              Series 1996 A, 6.25%, 7/1/06
                              (MBIA)                                 1,141,370
                  500,000  Mesa Industrial Development Auth.
                              Rev., Series A-1, (Lutheran
                              Health Systems), 4.00%,
                              1/1/00 (MBIA)                            503,345
                  300,000  Phoenix Airport Rev., Series
                              1994 C, 5.50%, 7/1/01 (MBIA)             313,077
                1,000,000  Phoenix Civic Improvement Corp.
                              Rev., (Senior Lien), 5.00%,
                              7/1/03                                 1,044,260
                1,000,000  Phoenix Civic Improvement Corp.
                              Wastewater System Lease Rev.,
                              4.85%, 7/1/07 (MBIA)                   1,048,770
                  550,000  Phoenix GO, 6.00%, 7/1/01                   582,367
                1,000,000  Phoenix GO, Series 1995 B,
                              5.00%, 7/1/09                          1,059,720
                1,100,000  Phoenix Industrial Development
                              Auth. Single Family Mortgage
                              Rev., Series 1998 A, 6.60%,
                              12/1/29
                              (GNMA/FNMA/FHLMC)                      1,205,996
                  500,000  Phoenix Street and Highway Rev.,
                              5.95%, 7/1/00                            519,770
                1,000,000  Pima County Sewer Rev., 6.20%,
                              7/1/00 (FGIC)                          1,043,080
                1,000,000  Pima County Unified School
                              District No. 10 GO,
                              (Amphitheater), 4.25%, 7/1/06
                              (MBIA)                                 1,015,210
                1,000,000  Pima County Unified School
                              District No. 10 GO,
                              (Amphitheater), 5.75%, 7/1/04,
                              (FGIC)                                 1,093,330

                                              See Notes to Financial Statements


8      1-800-345-2021


Arizona Intermediate-Term--Sch. of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 1998 (UNAUDITED)

Principal Amount                                                       Value
--------------------------------------------------------------------------------
               $1,000,000  Pima County Unified School
                              District No. 10 GO,
                              (Amphitheater), 7.00%, 7/1/05
                              (MBIA)                              $  1,171,200
                1,000,000  Pima County Unified School
                              District No. 12 GO, (Sunnyside),
                              5.50%, 7/1/09 (MBIA)                   1,077,200
                1,200,000  Pima County Unified School
                              District No. 16 GO, (Catalina
                              Foothills), 5.75%, 7/1/06
                              (MBIA)                                 1,333,296
                1,000,000  Salt River Project Agricultural
                              Improvement and Power District
                              Rev., Series 1993 B, 6.50%,
                              1/1/04                                 1,119,100
                  480,000  Scottsdale GO, 7.50%, 7/1/02                540,024
                1,000,000  Scottsdale Water & Sewer Rev.,
                              Series 1998 E, 4.50%, 7/1/23             939,760
                1,250,000  Sedona Wastewater Municipal
                              Property Corporate Excise Tax
                              Rev., 5.12%, 7/1/20 (MBIA)(2)            425,950
                1,275,000  Tempe GO, 6.25%, 7/1/05                   1,441,579
                  525,000  Tucson COP, 5.70%, 7/1/02                   529,914
                1,000,000  Tucson Street and Highway Rev.,
                              5.70%, 7/1/01                          1,052,010
                  500,000  Yavapai County Unified School
                              District No. 28 GO, (Camp
                              Verde), 6.10%, 7/1/04 (FGIC)             554,585
                                                                  -------------
                                                                    41,014,618
                                                                  -------------
PUERTO RICO--3.8%
                1,000,000  Puerto Rico Commonwealth GO,
                              5.75%, 7/1/11 (MBIA)                   1,134,030

Principal Amount                                                       Value
--------------------------------------------------------------------------------
              $   500,000  Puerto Rico Commonwealth
                              Infrastructure Financing Auth.
                              Special Tax Rev., Series 1998 A,
                              5.50%, 7/1/08 (AMBAC)                $   554,800
                                                                  -------------
                                                                     1,688,830
                                                                  -------------
VIRGIN ISLANDS--1.2%
                  500,000  Virgin Islands Water & Power
                              Auth. Electric System Rev.,
                              5.125%, 7/1/04                           520,980
                                                                  -------------
TOTAL MUNICIPAL SECURITIES                                          43,224,428
                                                                  -------------
   (Cost $41,571,315)

SHORT-TERM MUNICIPAL SECURITIES--3.1%
ARIZONA
                1,000,000  Maricopa County Pollution Control
                              Rev., Series 1994 E, (Arizona
                              Public Service Company), VRDN,
                              3.35%, 12/1/98 (LOC: Bank
                              of America N.T. & S.A.)                1,000,000
                  400,000  Pinal County Industrial
                              Development Auth. Pollution
                              Control Rev., (Newmont), VRDN,
                              3.15%, 12/1/98 (LOC:
                              National Westminster Bank PLC)           400,000
                                                                  -------------
TOTAL SHORT-TERM MUNICIPAL SECURITIES                                1,400,000
                                                                  -------------
   (Cost $1,400,000)

TOTAL INVESTMENT SECURITIES-100.0%                                 $44,624,428
                                                                  =============
   (Cost $42,971,315)

NOTES TO SCHEDULE OF INVESTMENTS

AMBAC = AMBAC Assurance Corporation

COP = Certificates of Participation

FGIC = Financial Guaranty Insurance Co.

FHLMC = Federal Home Loan Mortgage Corp.

FNMA = Federal National Mortgage Association

FSA = Financial Security Assurance Inc.

GNMA = Government National Mortgage Association

GO = General Obligation

LOC = Letter of Credit

MBIA = MBIA Insurance Corp.

VRDN = Variable Rate Demand Note.  Interest  reset date is indicated and used in
     calculating  the  weighted  average  portfolio  maturity.   Rate  shown  is
     effective November 30, 1998.

(1)  Escrowed to maturity in U.S. government securities.

(2) Security is a zero-coupon municipal bond. The yield to maturity at purchase is indicated. Zero-coupn bonds are purchased at a substantial discount from their value at maturity.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule tells you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* the principal amount of each investment

* the market value of each investment

* the percent and dollar breakdown of each investment category

See Notes to Financial Statements


                                                  www.americancentury.com      9


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

NOVEMBER 30, 1998 (UNAUDITED)

ASSETS
Investment securities, at value
  (identified cost of $42,971,315)
  (Note 3) ................................................          $44,624,428
Cash ......................................................                5,676
Receivable for investments sold ...........................            1,000,000
Interest receivable .......................................              861,594
                                                                     -----------
                                                                      46,491,698
                                                                     -----------

LIABILITIES
Disbursements in excess of
  demand deposit cash .....................................            1,537,056
Payable for investments purchased .........................              928,215
Payable for capital shares redeemed .......................               10,988
Dividends payable .........................................               15,326
Accrued management fees
  (Note 2) ................................................               18,045
Payable for Trustees' fees
  and expenses ............................................                  163
                                                                     -----------
                                                                       2,509,793
                                                                     -----------
Net Assets ................................................          $43,981,905
                                                                     ===========

CAPITAL SHARES
Outstanding (unlimited number
  of shares authorized) ...................................            4,061,658
                                                                     ===========
Net Asset Value Per Share .................................          $     10.83
                                                                     ===========

NET ASSETS CONSIST OF:
Capital paid in ...........................................          $42,060,764
Accumulated undistributed net
  realized gain on investment
  transactions ............................................              268,028
Net unrealized appreciation
  on investments (Note 3) .................................            1,653,113
                                                                     -----------
                                                                     $43,981,905
                                                                     ===========

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF ASSETS AND LIABILITIES--This statement details what the fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund's net assets. The net assets divided by the total number of shares outstanding gives you the price of an individual share, or the net asset value per share.

NET ASSETS are also broken down by capital (money invested by shareholders); net gains earned on investment activity but not yet paid to shareholders or net losses on investment activity (known as realized gains or losses); and gains or losses on securities still owned by the fund (known as unrealized appreciation or depreciation). This breakdown tells you the value of net assets that are performance-related, such as investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

                                              See Notes to Financial Statements


10      1-800-345-2021


Statement of Operations
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED NOVEMBER 30, 1998 (UNAUDITED)

INVESTMENT INCOME
Income:
Interest ..................................................           $  986,300
                                                                      ----------
Expenses (Note 2):
Management fees ...........................................              103,873
Trustees' fees and expenses ...............................                2,239
                                                                      ----------
                                                                         106,112
                                                                      ----------
Net investment income .....................................              880,188
                                                                      ----------

REALIZED AND UNREALIZED
GAIN ON INVESTMENTS (NOTE 3)
Net realized gain on investments ..........................              184,418
Change in net unrealized
  appreciation on investments .............................              420,549
                                                                      ----------
Net realized and unrealized
  gain on investments .....................................              604,967
                                                                      ----------
Net Increase in Net Assets
  Resulting from Operations ...............................           $1,485,155
                                                                      ==========

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF OPERATIONS--This statement breaks down how the fund's net assets changed during the period as a result of the fund's operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions.

Fund OPERATIONS include:

* interest income earned from investments

* management fees and other expenses

* gains or losses from selling investments (known as realized gains or losses)

* gains or losses on current fund holdings (known as unrealized appreciation or depreciation)

See Notes to Financial Statements


                                                 www.americancentury.com      11


Statements of Changes in Net Assets
--------------------------------------------------------------------------------

SIX MONTHS ENDED NOVEMBER 30, 1998 (UNAUDITED) AND  YEAR ENDED MAY 31, 1998

                                                    NOVEMBER 30,      MAY 31,
                                                      1998             1998
Increase in Net Assets

OPERATIONS
Net investment income ....................      $    880,188       $  1,553,800
Net realized gain on investments .........           184,418            247,543
Change in net unrealized
  appreciation on investments ............           420,549            622,539
                                                ------------       ------------
Net increase in net assets
  resulting from operations ..............         1,485,155          2,423,882
                                                ------------       ------------

DISTRIBUTIONS TO
SHAREHOLDERS
From net investment income ...............          (880,188)        (1,553,800)
From net realized gains on
  investment transactions ................              --             (163,355)
                                                ------------       ------------
Decrease in net assets
  from distributions .....................          (880,188)        (1,717,155)
                                                ------------       ------------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ................         8,601,476         18,049,886
Proceeds from reinvestment
  of distributions .......................           647,056          1,285,629
Payments for shares redeemed .............        (5,918,930)       (10,549,469)
                                                ------------       ------------
Net increase in net assets from
  capital share transactions .............         3,329,602          8,786,046
                                                ------------       ------------
Net increase in net assets ...............         3,934,569          9,492,773


NET ASSETS
Beginning of period ......................        40,047,336         30,554,563
                                                ------------       ------------
End of period ............................      $ 43,981,905       $ 40,047,336
                                                ============       ============

TRANSACTIONS IN
SHARES OF THE FUND
Sold .....................................           798,417          1,695,769
Issued in reinvestment
  of distributions .......................            60,113            120,777
Redeemed .................................          (550,466)          (989,926)
                                                ------------       ------------
Net increase .............................           308,064            826,620
                                                ============       ============

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF CHANGES IN NET ASSETS--These statements show how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of:

* operations--a summary of the Statement of Operations from the previous page for the most recent period

* distributions--income and gains distributed to shareholders

* capital share transactions--shareholders' purchases, reinvestments, and redemptions

Net assets at the beginning of the period plus the sum of operations, distributions to shareholders and capital share transactions results in net assets at the end of the period.

                                              See Notes to Financial Statements


12      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------

NOVEMBER 30, 1998 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION--American Century Municipal Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end management investment company. American Century - Benham Arizona Intermediate-Term Municipal Fund (the
Fund) is one of the eight funds issued by the Trust. The Fund is non-diversified under the 1940 Act. The objective of the Fund is to seek as high a level of current income exempt from federal income taxes as is consistent with prudent investment management and conservation of shareholders' capital. The Fund invests primarily in Arizona intermediate-term municipal obligations. The Fund concentrates its investments in a single state and therefore may have more exposure to credit risk related to the state of Arizona than a fund with a broader geographical diversification. The following significant accounting policies are in accordance with generally accepted accounting principles.

     SECURITY VALUATIONS--Securities are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

     SECURITY TRANSACTIONS--Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

     INVESTMENT INCOME--Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

     INCOME TAX STATUS--It is the Fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

     DISTRIBUTIONS TO SHAREHOLDERS--Distributions from net investment income are declared daily and distributed monthly. Distributions from net realized gains are declared and paid annually.

     On December 11, 1998, the Fund declared and paid a dividend of $0.0648 per share from short-term net realized gains on investments to shareholders of record on that date.

     The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net capital gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

     FUTURES CONTRACTS--The Fund may buy and sell interest rate futures contracts relating to debt securities and write and buy put and call options relating to interest rate futures contracts. The Fund may use futures and options transactions to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns when a futures contract is priced more attractively than its underlying security or index. One of the risks of entering into futures contracts may include the possibility that the changes in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the Fund. The variation margin is equal to the daily change in the contract value and is recorded as an unrealized gain or loss. The Fund recognizes a realized gain or loss when the contract is closed or expires. There were no open futures contracts at November 30, 1998.

     ADDITIONAL INFORMATION--Funds Distributor, Inc. (FDI) is the Trust's distributor. Certain officers of FDI are also officers of the Trust.


                                                 www.americancentury.com      13


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

     The Trust has entered into a Management Agreement with ACIM that provides the Fund with investment advisory and management services in exchange for a single, unified management fee. Expenses excluded from the agreement are brokerage, taxes, portfolio insurance, interest, fees and expenses of those Trustees who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses. The annual rate at which this fee is assessed is determined monthly in a two-step process: First, a fee rate schedule is applied to the net assets of all of the funds in the Fund's investment category which are managed by ACIM (the "Investment Category Fee"). The overall investment objective of each Fund determines its Investment Category. The three investment categories are: the Money Market Fund Category, the Bond Fund Category, and the Equity Fund Category. The Fund is included in the Bond Fund Category. Second, a separate fee rate schedule is applied to the net assets of all of the funds managed by ACIM (the "Complex Fee"). The Investment Category Fee and the Complex Fee are then added to determine the unified management fee rate. The management fee is paid monthly by the Fund based on its average daily closing net assets during the previous month multiplied by the monthly management fee rate.


     The annualized Investment Category Fee schedule for the Fund is as follows

     0.2800% of the first $1 billion
     0.2280% of the next $1 billion
     0.1980% of the next $3 billion
     0.1780% of the next $5 billion
     0.1650% of the next $15 billion
     0.1630% of the next $25 billion
     0.1625% of the average daily net assets over $50 billion

     The annualized Complex Fee schedule is as follows:

     0.3100% of the first $2.5 billion
     0.3000% of the next $7.5 billion
     0.2985% of the next $15 billion
     0.2970% of the next $25 billion
     0.2960% of the next $50 billion
     0.2950% of the next $100 billion
     0.2940% of the next $100 billion
     0.2930% of the next $200 billion
     0.2920% of the next $250 billion
     0.2910% of the next $500 billion
     0.2900% of the average daily net assets over $1,250 billion

     Certain officers and trustees of the Trust are also officers and/or directors, and, as a group, controlling stockholders of American Century
Companies, Inc., the parent of the Trust's investment manager, ACIM, and the Trust's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

     Purchases and sales of municipal debt obligations, excluding short-term investments, totaled $18,006,694 and $14,601,757, respectively.

     As of November 30, 1998, accumulated net unrealized appreciation was $1,653,113, which consisted of unrealized appreciation of $1,677,506, and unrealized depreciation of $24,393. The aggregate cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.

--------------------------------------------------------------------------------
4. BANK LOANS

     Effective December 18, 1998, the Fund, along with certain other funds managed by ACIM, entered into an unsecured $570,000,000 bank line of credit agreement with Chase Manhattan. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%.


14      1-800-345-2021


Arizona Intermediate-Term--Financial Highlights
--------------------------------------------------------------------------------

    FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MAY 31 (EXCEPT AS NOTED)

                                    1998(1)            1998           1997           1996           1995          1994(2)
PER-SHARE DATA
Net Asset Value,
Beginning of Period ..........   $    10.67        $    10.44     $    10.31     $    10.35     $    10.13     $    10.00
                                 ----------        ----------     ----------     ----------     ----------     ----------
Income From Investment
Operations
  Net Investment Income ......         0.23              0.46           0.45           0.51           0.51           0.07
  Net Realized and Unrealized
  Gain (Loss) on Investment
  Transactions ...............         0.16              0.28           0.13          (0.03)          0.22           0.13
                                 ----------        ----------     ----------     ----------     ----------     ----------
  Total From
  Investment Operations ......         0.39              0.74           0.58           0.48           0.73           0.20
                                 ----------        ----------     ----------     ----------     ----------     ----------
Distributions
  From Net Investment Income .        (0.23)            (0.46)         (0.45)         (0.51)         (0.51)         (0.07)
  From Net Realized Gains on
  Investment Transactions ....         --               (0.05)          --            (0.01)          --             --
                                 ----------        ----------     ----------     ----------     ----------     ----------
  Total Distributions ........        (0.23)            (0.51)         (0.45)         (0.52)         (0.51)         (0.07)
                                 ----------        ----------     ----------     ----------     ----------     ----------
Net Asset Value,
End of Period ................   $    10.83        $    10.67     $    10.44     $    10.31     $    10.35     $    10.13
                                 ==========        ==========     ==========     ==========     ==========     ==========
  Total Return(3) ............         3.70%             7.19%          5.77%          4.65%          7.52%          1.99%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ......         0.52%(4)          0.54%          0.66%          0.14%          --             --
Ratio of Operating Expenses
  to Average Net Assets
  (Before Expense Waiver) ....         0.52%(4)          0.60%          0.79%          0.82%          1.01%          2.33%(4)
Ratio of Net Investment
  Income to Average Net Assets         4.29%(4)          4.33%          4.35%          4.85%          5.16%          5.08%(4)
Ratio of Net Investment
  Income to Average Net Assets
  (Before Expense Waiver) ....         4.29%(4)          4.27%          4.22%          4.17%          4.15%          2.75%(4)
Portfolio Turnover Rate ......           36%               39%            81%            36%            33%            18%
Net Assets, End
of Period (in thousands) .....   $   43,982        $   40,047     $   30,555     $   25,789     $   19,778     $    7,187

(1) Six months ended November 30, 1998 (unaudited).

(2) April 11, 1994 (inception) through May 31, 1994.

(3) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--This statement itemizes current period activity and statistics and provides comparison data for the last five fiscal years (or less, if the fund is not five years old).

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income and capital gains or losses

* income and capital gains distributions paid to shareholders

* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

* portfolio turnover--the percentage of the portfolio that was replaced

See Notes to Financial Statements


                                                 www.americancentury.com      15


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     The Benham Group offers 38 fixed-income funds, ranging from money market funds to long-term bond funds and including both taxable and tax-exempt funds. Each fund is managed to provide a "pure play" on a specific sector of the fixed-income market. To ensure adherence to this principle, the basic structure of each fund's portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions. Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies:

     Arizona Intermediate-Term Municipal seeks to provide interest income exempt from both Arizona and federal income taxes. The fund invests primarily in intermediate-term Arizona municipal securities with maturities of four or more years and maintains a weighted average maturity of 5-10 years.

     Depending on your tax status, investment income may be subject to the federal alternative minimum tax. Capital gains are not exempt from federal income tax.

COMPARATIVE INDICES

     The following index is used in the report as a fund performance comparison. It is not an investment product available for purchase.

     The Lehman 5-Year Municipal General Obligation Index is a municipal bond index composed of more than 11,000 bonds with maturities of four to six years. The bonds are rated BBB or higher by Standard & Poor's, with an average rating of AA. The average maturity of the index is five years.

LIPPER RANKINGS

     LIPPER INC. is an independent mutual fund ranking service. Rankings are based on average annual total returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

     The funds in Lipper's OTHER STATES INTERMEDIATE MUNICIPAL DEBT FUNDS category invest in municipal debt issues with dollar-weighted average maturities of 5-10 years and which are exempt from taxation on a specified city or state basis.

CREDIT RATING GUIDELINES

     Credit ratings are issued by independent research companies such as Standard & Poor's and Moody's. Ratings are based on an issuer's financial strength and ability to pay interest and principal in a timely manner.

     It's important to note that credit ratings are subjective, reflecting the opinions of the rating agencies; they are not absolute standards of quality.

     Securities rated AAA, AA, A or BBB are considered "investment grade," meaning they're relatively safe from default.

[left margin]

INVESTMENT TEAM LEADERS
  PORTFOLIO MANAGERS
     KEN SALINGER
     COLLEEN DENZLER
  MUNICIPAL CREDIT RESEARCH DIRECTOR
     STEVEN PERMUT


16      1-800-345-2021


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year returns, please refer to the "Financial Highlights" on page 15.

YIELDS

* 30-DAY SEC YIELD represents net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

* TAX-EQUIVALENT YIELDS show the taxable yields that investors in a combined federal and Arizona state income tax bracket would have to earn before taxes to equal the fund's tax-free yield.

INVESTMENT TERMS

* BASIS POINT--a basis point equals one one-hundredth of a percentage point (or 0.01%). Therefore, 100 basis points equals one percentage point (or 1%).

* YIELD CURVE--a graphic representation of the relationship between maturity and
yield  for  fixed-income   securities.   Yield  curve  graphs  plot  lengthening
maturities along the horizontal axis and rising yields along the vertical axis.

PORTFOLIO STATISTICS

* NUMBER OF SECURITIES--the number of different securities issuances held by a fund on a given date.

* WEIGHTED AVERAGE MATURITY (WAM)--a measurement of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount.

* AVERAGE DURATION--another measure of the sensitivity of a fixed-income portfolio to interest rate changes. Duration is a time-weighted average of the interest and principal payments of the securities in a portfolio.

* EXPENSE RATIO--the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder's account. (See Note 2 in the Notes to Financial Statements.)

TYPES OF MUNICIPAL SECURITIES

* COPS/LEASES--securities issued to finance public property improvements (such as city halls and police stations) and equipment purchases. Certificates of participation represent long-term debt obligations, while leases have a higher risk profile than GOs because they require annual appropriation.

* GO BONDS--general obligation securities backed by the taxing power of the issuer.

* LAND-SECURED BONDS--securities such as Mello-Roos bonds and 1915-Act bonds that are issued to finance real estate development projects.

* PREREFUNDED BONDS/ETM BONDS--securities refinanced or escrowed to maturity by the issuer because of their premium coupons (higher-than-market interest rates). These bonds tend to have higher credit ratings because they are backed by Treasury securities.

* REVENUE BONDS--securities backed by revenues from sales taxes or from a specific project, system, or facility (such as a hospital, electric utility, or water system).


                                                 www.americancentury.com      17


Notes
--------------------------------------------------------------------------------


18      1-800-345-2021


Notes
--------------------------------------------------------------------------------


                                                 www.americancentury.com      19


Notes
--------------------------------------------------------------------------------


20      1-800-345-2021


[inside back cover]

AMERICAN CENTURY FUNDS
-------------------------------------------------------------------------------

BENHAM GROUP(reg.sm)
TAXABLE BOND FUNDS
U.S. TREASURY & GOVERNMENT
   Short-Term Treasury
   Short-Term Government
   GNMA
   Intermediate-Term Treasury
   Long-Term Treasury
   Inflation-Adjusted Treasury
   Target Maturities Trust: 2000
   Target Maturities Trust: 2005
   Target Maturities Trust: 2010
   Target Maturities Trust: 2015
   Target Maturities Trust: 2020
   Target Maturities Trust: 2025
CORPORATE & DIVERSIFIED
   Limited-Term Bond
   Intermediate-Term Bond
   Bond
   Premium Bond
   High-Yield Bond
INTERNATIONAL
   International Bond

TAX-FREE & MUNICIPAL BOND FUNDS
MULTIPLE-STATE
   Limited-Term Tax-Free
   Intermediate-Term Tax-Free
   Long-Term Tax-Free
   High-Yield Municipal
SINGLE-STATE
   Arizona Intermediate-Term Municipal
   California High-Yield Municipal
   California Insured Tax-Free
   California Intermediate-Term Tax-Free
   California Limited-Term Tax-Free
   California Long-Term Tax-Free
   Florida Intermediate-Term Municipal

MONEY MARKET FUNDS
TAXABLE
   Capital Preservation
   Government Agency Money Market
   Premium Capital Reserve
   Premium Government Reserve
   Prime Money Market
TAX-FREE & MUNICIPAL
   California Municipal Money Market
   California Tax-Free Money Market
   Florida Municipal Money Market
   Tax-Free Money Market

AMERICAN CENTURY(reg.sm) GROUP
ASSET ALLOCATION
   Strategic Allocation: Conservative
   Strategic Allocation: Moderate
   Strategic Allocation: Aggressive
BALANCED
   Balanced
CONSERVATIVE EQUITY
   Income and Growth
   Equity Income
   Value
   Equity Growth
SPECIALTY
   Utilities
   Real Estate
   Global Natural Resources
   Global Gold
SMALL CAP
   Small Cap Quantitative
   Small Cap Value

TWENTIETH CENTURY GROUP
GROWTH
   Select
   Heritage Growth
   Ultra
AGGRESSIVE GROWTH
   Vista
   Giftrust
   New Opportunities
INTERNATIONAL GROWTH
   International Growth
   International Discovery
   Emerging Markets
GLOBAL
   Global Growth

Please call for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[right margin]

[american century logo(reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI
64141-6200

INVESTOR SERVICES:
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 OR 816-444-3485

FAX: 816-340-7962

INTERNET: WWW.AMERICANCENTURY.COM


AMERICAN CENTURY MUNICIPAL TRUST


INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI


THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

FUNDS DISTRIBUTOR, INC.
(c) 1998 AMERICAN CENTURY SERVICES CORPORATION


[recycled logo]
Recycled


[back cover]


American Century Investments                                     BULK RATE
P.O. Box 419200                                              U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                   AMERICAN CENTURY
www.americancentury.com                                          COMPANIES



9901                                                    Funds Distributor, Inc.
SH-BKT-15066                      (c)1998 American Century Services Corporation

[front cover]                                                 NOVEMBER 30, 1998

SEMIANNUAL REPORT
----------------
AMERICAN CENTURY

                              [graphic of stairs]

BENHAM GROUP
------------------------------------
FLORIDA MUNICIPAL MONEY MARKET

                                                 [american century logo(reg.sm)]
                                                                        American
                                                                         Century
[inside front cover]


AMERICAN CENTURY BROKERAGE
--------------------------------------------------------------------------------

     We're pleased to introduce American Century's new brokerage service, which offers a wide range of investment options and features:

     * FundChoice Service--Invest in over 8,000 no-load and load mutual funds from hundreds of different fund companies, many with no transaction fees

     *  Buy individual stocks and bonds

     * 24-hour Internet and automated phone trades are just $24.95 for up to 1,000 shares of stock, and 2 cents per share thereafter

     *  Strong research capability

        *   Build and track model portfolios

        *   Get news, quotes and charts

        *   Check free Standard & Poor's stock reports

        * Access Wall Street on Demand(tm), a research service with more than 500,000 reports on industry trends, corporate earnings, and mutual fund analysis

     *  Track your brokerage account on one easy-to-read statement

     * Unlimited check writing and a Gold MasterCard(reg.tm) ATM/debit card with an American Century Brokerage Access AccountSM (minimum $10,000)

To talk with a Brokerage Associate, call 1-888-345-2071.

WHAT'S NEW . . .

    AMERICAN CENTURY CATALOG OF TOOLS & SERVICES lists all the free educational materials available to investors.

    We now have FOUR-PAGE PROFILES of many of our funds. The profiles follow a standard SEC format and are intended to allow investors to compare funds easily. You can request a profile or the full prospectus. Full prospectuses contain more detailed fund information and you will continue to receive one after investing.

    In 1999, we will provide SIMPLIFIED PROSPECTUSES that highlight important information about our funds, including fees and expenses. More detailed data will be in the Statement of Additional Information.

    To order any of these materials, please call 1-800-345-2021.

[left margin]

BENHAM GROUP
FLORIDA MUNICIPAL MONEY MARKET
(BEFXX)
----------------------------------


Our Message to You
--------------------------------------------------------------------------------
/photo of James E. Stowers III and James E. Stowers, Jr./
James E. Stowers III, seated, with James E. Stowers, Jr.

     Money market funds such as Florida Municipal Money Market reaffirmed their value during the six months ended November 30, 1998, a period of extreme market turbulence. Weakening economic and financial conditions, brought on by problems in Asia, Russia, and Latin America, led to significant stock market volatility and a dramatic decline in interest rates.

     Volatility was so rampant that the U.S. central bank, the Federal Reserve, cut short-term interest rates three times to help stabilize markets worldwide. Money market yields fell in anticipation of the rate cuts, but money market values remained stable amid the ups and downs in bond and stock prices.

     The third quarter of 1998 served as a good example of the markets' extremes. Several major U.S. stock indices hit record highs in mid-July before plunging 20% in the following six weeks. In the bond market, high demand for the safety of Treasury bonds pushed yields down to their lowest levels ever, but demand for corporate bonds thinned to the point where trading was all but impossible.

     This type of investment environment illustrates the importance of a well-diversified investment portfolio. Allocating your assets among stocks, bonds, and money market funds can help your portfolio weather dramatic changes in the economic or investment climate.

     Florida Municipal Money Market continued to provide more federal tax-exempt income than most of its peers. We accomplished this by keeping management expenses low and strategically adding short-term municipal securities to the portfolio when supply and demand fluctuations created favorable buying opportunities. Our credit research team also closely monitored the financial health of the banks that back municipal securities, helping the fund managers maintain Florida Municipal Money Market's high credit quality.

     Another situation we've been watching closely is preparation of the world's computer systems for the year 2000. At American Century, we're devoting substantial resources to this endeavor. Throughout 1999, our technology team will be extensively testing our systems, including those involved with fund performance and dividend payments.

     Thank you for your continued investment with American Century.

Sincerely,

/s/James E. Stowers, Jr.                 /s/James E. Stowers III
James E. Stowers, Jr.                    James E. Stowers III
Chairman of the Board and Founder        Chief Executive Officer


[right margin]

               Table of Contents
   Report Highlights ..........    2
   Services Update ............    3
Florida Municipal  Money Market
   Performance Information ....    4
   Management Q&A .............    5
   Schedule of Investments ....    7
Financial Statements
   Statement of Assets and
   Liabilities ................   10
   Statement of Operations ....   11
   Statements of Changes
   in Net Assets ..............   12
   Notes to Financial
   Statements .................   13
   Financial Highlights .......   15
Other Information
   Background Information
      Investment Philosophy
      and Policies ............   16
      Lipper Rankings .........   16
      Credit Rating
      Guidelines ..............   16
      Investment and Credit
      Research Teams ..........   16
   Glossary ...................   17


                                                  www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

FUND HIGHLIGHTS

* Florida Municipal Money Market continued to provide a higher level of federal tax-exempt income than the average state-specific tax-free money market fund.

* The fund's good relative performance could be attributed primarily to low management expenses and a value approach to investing that helped maintain a competitive yield.

* The seven-day current yield fell because of market factors that caused interest rates in general to decline.

* We continue to manage the fund's credit quality conservatively. We don't take on inappropriate credit risk to boost the fund's yield.

MARKET HIGHLIGHTS

* U.S. interest rates in general declined because of weakening global economic conditions following a series of financial crises in Asia, Russia, and Latin America.

* The Federal Reserve cut short-term interest rates three times from September through November to stabilize the global markets and stimulate the U.S. economy.

* Money market yields declined in anticipation of the Fed's interest rate cuts.

* After successfully stabilizing global financial markets with its interest rate cuts, we expect the Fed to take a "wait-and-see" approach to interest rate policy. We won't be surprised if the Fed is done cutting interest rates for a while.

[left margin]

"THE FUND'S GOOD RELATIVE PERFORMANCE COULD BE ATTRIBUTED PRIMARILY TO LOW MANAGEMENT EXPENSES AND A VALUE APPROACH TO INVESTING THAT HELPED MAINTAIN A COMPETITIVE YIELD."

      FLORIDA MUNICIPAL MONEY MARKET
                (BEFXX)
TOTAL RETURNS:            AS OF 11/30/98
    6 Months                      1.52%*
    1 Year                         3.17%
NET ASSETS:                $94.4 million
7-DAY CURRENT YIELD:               2.95%
INCEPTION DATE:                  4/11/94

* Not annualized.

See Total Returns on page 4.
Investment terms are defined in the Glossary on page 17.


2      1-800-345-2021


Services Update
--------------------------------------------------------------------------------

     We get many questions from money market investors about our services. Here are answers to several frequently asked questions.

CAN I MAKE DIRECT DEPOSITS INTO MY MONEY MARKET FUND?

     Yes. Give us a call, and we can send you the information you need to set up direct deposit of your paycheck, Social Security check, Treasury Direct interest payment, military allotment, or payments from other government agencies.

WHAT IS THE HOLDING PERIOD ON NEW DEPOSITS INTO MY ACCOUNT?

     Generally there is an eight-business-day holding period for deposited funds (initial investments in a new account are held for 15 calendar days). There is a one-day holding period for U.S. Treasury checks, money orders, and travelers' checks.

IS THERE AN EASY WAY TO MOVE MONEY FROM MY MONEY MARKET ACCOUNT INTO MY STOCK AND BOND FUND ACCOUNTS ON A REGULAR BASIS, FOR DOLLAR-COST-AVERAGING PURPOSES?

     Yes. Our "Automatic Exchange" plan allows regularly scheduled automatic transfers from your American Century money market fund into any of your variable-price American Century stock or bond funds. You can arrange for this service with a phone call.

IS THERE A LIMIT TO THE NUMBER OF EXCHANGES I CAN MAKE OUT OF MY MONEY MARKET FUND?

     If you are exchanging from your money market fund into your bond or stock fund, there is no limit. However, there is a limit of six exchanges per calendar year out of your bond and stock funds.

     Exchanges can be made by:

     * calling an Investor Services Representative at 1-800-345-2021

     * calling our Automated Information Line at 1-800-345-8765*

     * writing us a letter

     * visiting our Web site at
       www.americancentury.com*

IS THERE A FEE FOR WRITING CHECKS AGAINST MY MONEY MARKET FUND?

     No. You can write as many checks as you like at no charge, as long as each check is for $100 or more.

IF  YOU  HAVE  ANY  QUESTIONS   ABOUT  OUR  SERVICES,   CALL  US  TOLL  FREE  AT
1-800-345-2021 OR E-MAIL US AT OUR WEB SITE (WWW.AMERICANCENTURY.COM).

[right margin]

ACCESSING YOUR MONEY. . .
WE CAN SEND A CHECK DIRECTLY TO YOU AT YOUR ADDRESS OF RECORD. ALL YOU NEED TO DO IS GIVE US A CALL OR WRITE US A LETTER REQUESTING THE CHECK. WE CAN ALSO MAKE AUTOMATIC DEPOSITS FROM YOUR MONEY MARKET FUND TO YOUR BANK ACCOUNT.

* Requires shareholder authorization.


                                                  www.americancentury.com      3


Florida Muni. Money Mkt.--Performance
--------------------------------------------------------------------------------
TOTAL RETURNS AS OF NOVEMBER 30, 1998

                                        INCEPTION 4/11/94
                  FLORIDA MUNICIPAL   OTHER STATES TAX-EXEMPT MONEY MARKET FUNDS(2)
                     MONEY MARKET        AVERAGE RETURN       FUND'S RANKING
--------------------------------------------------------------------------------
6 MONTHS(1) .......     1.52%                1.47%                  --
1 YEAR ............     3.17%                3.06%             13 OUT OF 33
--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS(3) ........     3.42%                3.14%              4 OUT OF 30
LIFE OF FUND(3) ...     3.53%                3.20%(4)           1 OUT OF 17(4)

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

(3) Returns and rankings would have been lower if management fees had not been waived from 4/11/94 to 12/31/96.

(4) Since 4/30/94, the date nearest the fund's inception for which return data are available.

See pages 16-17 for more information about returns and Lipper fund rankings.

PORTFOLIO AT A GLANCE
                          11/30/98           5/31/98
NUMBER OF SECURITIES         43                45
WEIGHTED AVERAGE
  MATURITY                 33 DAYS           54 DAYS
EXPENSE RATIO              0.50%(1)          0.51%(2)

(1)  Annualized.

(2)  On August  1,  1997,  a new  management  agreement  with  American  Century
     Investment Management, Inc. went into effect. The agreement reduced management fees to approximately 0.50%.

YIELDS AS OF NOVEMBER 30, 1998

  7-DAY CURRENT YIELD
                                2.95%
  7-DAY EFFECTIVE YIELD
                                2.99%
  7-DAY TAX-EQUIVALENT YIELDS
    28.0% TAX BRACKET           4.10%
    31.0% TAX BRACKET           4.28%
    36.0% TAX BRACKET           4.61%
    39.6% TAX BRACKET           4.88%

Past performance does not guarantee future results.

Money market funds are neither insured nor guaranteed by the FDIC or any other government agency.

Yields will fluctuate, and although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. The 7-day yield more closely reflects earnings of the fund than the total return.


4      1-800-345-2021


Florida Municipal Money Market--Q&A
--------------------------------------------------------------------------------
/photo of Bryan Karcher/

     An interview with Bryan Karcher, a portfolio manager on the Florida Municipal Money Market investment team.

HOW DID FLORIDA MUNICIPAL MONEY MARKET PERFORM DURING THE SIX MONTHS ENDED NOVEMBER 30, 1998?

     Florida Municipal Money Market continued to provide a higher level of federal tax-exempt income than the average state-specific tax-free money market fund. The fund's total return was 1.52%, compared with the 1.47% average return of the 34 "Other States Tax-Exempt Money Market Funds" tracked by Lipper Inc. (formerly Lipper Analytical Services). In addition, the fund's 12-month return was 3.17%, compared with 3.06% for the Lipper average. (See the Total Returns table on the previous page for other fund performance comparisons.)

WHY DID FLORIDA MUNICIPAL MONEY MARKET BEAT THE AVERAGE RETURN OF ITS LIPPER PEER GROUP?

     One reason is low management fees--just 50 basis points (0.50%--a basis point equals 0.01%). Lower management expenses directly benefit shareholders because we're delivering returns at a reduced cost. Other things being equal, lower expenses mean higher returns and yields for our shareholders.

     We also work hard to maximize the fund's yield. We do this by adding securities at times of the year when yields are relatively high due to seasonal supply and demand factors, and by structuring the maturity of the portfolio so we avoid replacing maturing securities when yields are relatively low. In addition, we closely monitor several different types of municipal money market paper, including variable-rate demand notes (VRDNs), put bonds, and municipal notes of different maturities. We typically buy what offers the most attractive yield as a result of supply and demand factors.

RELATIVE PERFORMANCE WAS STRONG, BUT FLORIDA MUNICIPAL MONEY MARKET'S YIELD DECLINED. WHY?

     The current yield declined from 3.26% on May 31 to 2.95% on November 30 due primarily to an overall decline in interest rates. Interest rates tend to fall when the economy weakens--lower interest rates help stimulate growth. When it appeared the U.S. economy was heading for recession as a result of economic and financial turmoil overseas, the Federal Reserve (the Fed), the U.S. central bank, cut short-term interest rates three times between late September and mid-November. The yields on money market securities declined in anticipation of the Fed's actions.

HOW DID THE FED'S ACTIONS INFLUENCE YOUR MANAGEMENT OF THE FUND?

     The Fed's rate cuts caused us to extend Florida Municipal Money Market's weighted average maturity (WAM) in September. When the Fed starts cutting rates and more cuts are anticipated, we want to lock in the highest possible yields for the longest period of time. To accomplish this, we

[right margin]

"FLORIDA MUNICIPAL MONEY MARKET CONTINUED TO PROVIDE A HIGHER LEVEL OF TAX-EXEMPT INCOME THAN THE AVERAGE STATE-SPECIFIC TAX-FREE MONEY MARKET FUND."

[pie charts - data below]

PORTFOLIO COMPOSITION BY SECURITY TYPE

AS OF NOVEMBER 30, 1998
VRDNs               81%
Put Bonds            9%
Bonds
 less than 1 Year    7%
Commercial Paper     3%

AS OF MAY 31, 1998
VRDNs               70%
Other                3%
Bonds
 less than 1 Year   24%
Commercial Paper     3%

Security types are defined on page 17.


                                                  www.americancentury.com      5


Florida Municipal Money Market--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

typically buy longer-term securities. Fortunately, longer-term muni money market securities were priced attractively in September, due in part to corporate tax payments on September 15, which increased supply and reduced demand.

     We determine the relative value of one-year munis by looking at their yields in relation to Treasury yields. During September, one-year muni yields as a percentage of one-year Treasury yields climbed from about 67% to 75%. We consider anything above 70% attractive. With one-year muni yields at such a relatively high level, we bought one-year munis and extended the fund's WAM in October.

FLORIDA MUNICIPAL MONEY MARKET'S WAM FELL FROM 54 DAYS ON MAY 31 TO 33 DAYS ON NOVEMBER 30 EVEN THOUGH YOU EXTENDED THE WAM DURING SEPTEMBER. WHY?

     Focusing on the WAM's decline during that period is a little misleading. We often increase our holdings of longer-term securities in April and May, which significantly boosts the WAM on May 31. Late spring is when one-year munis are competitively priced--shareholders are withdrawing money from muni money market funds to pay their income taxes, which reduces demand (and prices) and boosts supply (and yields).

     After tax season, we didn't make significant additional long-term purchases until early fall. If we don't purchase notes for a while, the portfolio's notes steadily decline in maturity ("roll down"), and the WAM declines.

WHAT STEPS HAVE YOU TAKEN TO KEEP FLORIDA MUNICIPAL MONEY MARKET'S CREDIT QUALITY HIGH?

     We continue to be very conservative, more so than the SEC requires in terms of the credit quality of the fund's holdings. We are very careful to purchase securities that are backed by strong financial institutions. As a result, we haven't owned Japanese bank-backed paper since February 1998. Furthermore, our credit analysis team is now carefully evaluating European banks, many of which may not be prepared for the year 2000 computer problem.

WHAT IS YOUR OUTLOOK FOR SHORT-TERM INTEREST RATES AND FUND STRATEGY?

     The U.S. economy remains vulnerable to financial events overseas, but it also was bolstered by the Fed's interest rate cuts. Consumer confidence and spending remain strong, but they're being offset by weakness in the corporate and manufacturing sectors. The Fed may need time to evaluate these mixed signals and the results of its rate cuts in 1998. Therefore, we expect the Fed to take a "wait-and-see" approach to interest rate policy, with no additional interest rate cuts for a while. This argues for greater interest rate stability in early 1999, barring any cataclysmic events.

     We'll continue to emphasize conservative credit standards. In addition, we'll attempt to maintain a competitive yield by monitoring supply and demand in the marketplace and the yield relationships between VRDNs, six-month munis, one-year munis, and comparable-maturity Treasurys.

[left margin]

"WE ARE VERY CAREFUL TO PURCHASE SECURITIES THAT ARE BACKED BY STRONG FINANCIAL INSTITUTIONS."

PORTFOLIO COMPOSITION BY CREDIT RATING
              % OF FUND INVESTMENTS
             AS OF             AS OF
           11/30/98           5/31/98
SP1+          88%               90%
SP1           12%               10%

SP1+ and SP1 are Standard & Poor's highest credit ratings for short-term municipal securities. See Credit Rating Guidelines on page 16 for more information.


6      1-800-345-2021


Florida Muni. Money Market--Sch. of Investments
--------------------------------------------------------------------------------

NOVEMBER 30, 1998 (UNAUDITED)

Principal Amount                                                       Value
--------------------------------------------------------------------------------
SHORT-TERM MUNICIPAL SECURITIES
               $  500,000  Broward County Housing Finance
                              Auth. Multifamily Housing Rev.,
                              Series 1990 A,
                              (Palm Aire-Oxford), VRDN,
                              3.25%, 12/2/98 (Guaranteed:
                              Continental Casualty Co.)             $  500,000
                2,270,000  Broward County Industrial
                              Development Rev., (Fast Real
                              Estate Partners), VRDN, 3.30%,
                              12/2/98 (LOC: Suntrust Bank
                              South Florida, N.A.)                   2,270,000
                2,500,000  Broward County Industrial
                              Development Rev., (HEICO
                              Aerospace Corp.), VRDN,
                              3.30%, 12/2/98 (LOC:
                              Suntrust Bank South Florida,
                              N.A.)                                  2,500,000
                2,230,000  Broward County Industrial
                              Development Rev., (MDR
                              Fitness Corp.), VRDN, 3.30%,
                              12/2/98 (LOC: Suntrust Bank,
                              Miami, N.A.)                           2,230,000
                1,800,000  Broward County Industrial
                              Development Rev., (W.R. Bonsal
                              Co.), VRDN, 3.35%, 12/3/98
                              (LOC: NationsBank, N.A.)
                              (Acquired 3/18/98, Cost
                              $1,800,000)(1)                         1,800,000
                3,460,000  Coral Springs Industrial
                              Development Rev., (Royal
                              Plastics Group), VRDN, 3.30%,
                              12/2/98 (LOC: Suntrust Bank
                              South Florida, N.A.)                   3,460,000
                2,500,000  Dade County Aviation Rev., Series
                              1997 A, (Miami International
                              Airport), 4.60%, 10/1/99
                              (FSA)                                  2,529,886
                1,000,000  Dade County Industrial
                              Development Auth. Rev., Series
                              1989 B, (Stephen M. Green),
                              VRDN, 3.25%, 12/2/98 (LOC:
                              Suntrust Bank, Miami, N.A.)            1,000,000
                4,000,000  Dade County Special Obligation
                              Trust Receipts, Series 1998 C-2,
                              VRDN, 3.65%, 12/2/98 (LOC:
                              Bank of America N.T. & S.A.)
                              (Acquired 11/24/98, Cost
                              $4,000,000)(1)                         4,000,000
                7,320,000  Escambia County Housing
                              Finance Auth. Single Family
                              Mortgage Rev., VRDN, 3.35%,
                              12/3/98 (Liquidity: Merrill
                              Lynch & Co., Inc.) (Acquired
                              4/9/98-5/20/98, Cost
                              $7,320,000)(1)                         7,320,000

Principal Amount                                                       Value
--------------------------------------------------------------------------------
               $1,710,000  Escambia County Housing
                              Finance Auth. Single Family
                              Mortgage Rev., VRDN, 3.35%,
                              12/3/98 (SBBPA: Merrill
                              Lynch & Co., Inc.) (Acquired
                              12/3/96, Cost $1,710,000)(1)         $ 1,710,000
                4,000,000  Florida Housing Finance Agency
                              Rev., Series 1990 B,
                              (Beville-Oxford), VRDN, 3.25%,
                              12/2/98 (SBBPA: Continental
                              Casualty Co.)                          4,000,000
                3,300,000  Florida Housing Finance Agency
                              Rev., (Country
                              Club), VRDN, 3.20%, 12/1/98 (LOC:
                              Northern Trust Company)                3,300,000
                4,650,000  Florida Housing Finance Agency
                              Rev., Series 1989 J, (Ashley
                              Lake II), VRDN, 3.25%,
                              12/2/98 (LOC: Morgan
                              Guaranty Trust Co. of New York)        4,650,000
                4,500,000  Florida Housing Finance Agency
                              Rev., Series 1996 F, (Caribbean
                              Key), VRDN, 3.25%, 12/2/98
                              (LOC: KeyBank, N.A.)                   4,500,000
                2,000,000  Florida Housing Finance Agency
                              Rev., Series 1996 P, (Tiffany
                              Club), VRDN, 3.25%, 12/2/98
                              (LOC: NationsBank, N.A.)               2,000,000
                2,500,000  Florida Housing Finance Agency
                              Rev., Series 1996 U, (Heron
                              Park), VRDN, 3.25%, 12/2/98
                              (LOC: NationsBank, N.A.)               2,500,000
                4,345,000  Florida Housing Finance Agency
                              Trust Receipts, VRDN, 3.55%,
                              12/2/98 (MBIA) (SBBPA:
                              Bank of New York) (Acquired
                              2/12/98, Cost $4,345,000)(1)           4,345,000
                4,000,000  Florida Housing Finance Corp.
                              Rev.,  Series  1998 E,
                              (Club at Vero  Apartments),
                              VRDN, 3.25%, 12/2/98 (LOC:
                              NationsBank, N.A.)                     4,000,000
                3,000,000  Florida Housing Finance Corp.
                              Rev., Series 1998-6,
                              (Homeowner Mortgage),
                              3.80%, 6/15/99 (GIC: FGIC
                              Capital Markets)                       3,000,000
                  500,000  Florida State Division Board of
                              Finance Department General
                              Services Rev., Series 1991 A,
                              (Preservation 2000), 6.20%,
                              7/1/99 (AMBAC)                           508,438
                1,740,000  Florida State GO, (Department of
                              Transportation), 6.875%,
                              7/1/99                                 1,776,608
                  500,000  Florida State GO, Series 1997 B,
                              (Department of Transportation),
                              5.00%, 7/1/99                            504,853

See Notes to Financial Statements


                                                  www.americancentury.com      7


Florida Municipal Money Market--Sch. of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 1998 (UNAUDITED)

Principal Amount                                                       Value
--------------------------------------------------------------------------------
               $1,815,000  Gulf Breeze Rev., Series 1985 B,
                              (Local Government
                              Loan Program), VRDN, 3.10%,
                              12/3/98 (FGIC) (SBBPA:
                              Credit Locale de France)             $ 1,815,000
                2,000,000  Indian River County Hospital
                              District Rev., (Sunhealth
                              Network), Commercial Paper,
                              3.25%, 2/12/99 (LOC: KBC
                              Bank and Insurance Holding)            2,000,000
                  900,000  Indian River County Industrial
                              Development Rev., (Florida
                              Convention Centers), VRDN,
                              3.55%, 12/1/98 (LOC:
                              Toronto-Dominion Bank)                   900,000
                1,000,000  Lake County Sales Tax Rev.,
                              5.125%, 12/1/98 (FGIC)                   999,999
                1,000,000  Marion County Housing Finance
                              Auth. Multifamily Rev., Series
                              1985 F, (Paddock Place),
                              VRDN, 3.15%, 12/3/98 (LOC:
                              Suntrust Bank, Atlanta, GA)            1,000,000
                  780,000  Martin County Industrial
                              Development Auth. Rev.,
                              (Florida R.F. Labs Inc.), VRDN,
                              3.30%, 12/2/98 (LOC:
                              Suntrust Bank Central Florida,
                              N.A.)                                    780,000
                  300,000  Martin County Industrial
                              Development Auth. Rev., (Tampa
                              Farm Service Inc.), VRDN,
                              3.30%, 12/2/98 (LOC:
                              Suntrust Bank Central Florida,
                              N.A.) (Acquired 6/13/96,
                              Cost $300,000)(1)                        300,000
                1,000,000  Martin County Pollution Control
                              Rev., (Florida Power & Light
                              Co.), VRDN, 3.35%, 12/1/98             1,000,000
                1,800,000  Miami-Dade County Industrial
                              Development Auth. Rev.,
                              (Dutton Press Inc.), VRDN,
                              3.30%, 12/2/98 (LOC:
                              Suntrust Bank, Miami, N.A.)
                              (Acquired 2/27/98, Cost
                              $1,800,000)(1)                         1,800,000
                  200,000  Ocean Highway & Port Auth. Rev.,
                              VRDN, 3.15%, 12/2/98 (LOC:
                              ABN Amro Bank N.V.)                      200,000
                1,700,000  Ocean Highway & Port Auth. Rev.,
                              VRDN, 3.15%, 12/2/98 (LOC:
                              ABN Amro Bank N.V.)                    1,700,000

Principal Amount                                                       Value
--------------------------------------------------------------------------------
               $1,000,000  Orange County Health Facilities
                              Auth. Rev., (Adventist Health
                              Systems/Sunbelt), VRDN,
                              3.15%, 12/3/98 (LOC:
                              Rabobank Nederland)                  $ 1,000,000
                2,500,000  Orange County Health Facilities
                              Auth. Rev., (Presbyterian
                              Retirement), VRDN, 3.25%,
                              12/3/98 (LOC: NationsBank,
                              N.A.) (Acquired 11/19/98,
                              Cost $2,500,000)(1)                    2,500,000
                1,150,000  Orange County Housing Finance
                              Auth. Multifamily Guaranteed
                              Mortgage Rev., Series 1989 A,
                              (Sundown Association II), VRDN,
                              3.50%, 12/2/98 (LOC: Fleet
                              Bank, N.A.)                            1,150,000
                2,200,000  Pinellas County Industrial Council
                              Development Rev., (Better
                              Business Forms Inc.),
                              VRDN, 3.30%, 12/2/98 (LOC:
                              Suntrust Bank, Tampa Bay)              2,200,000
                2,100,000  Pinellas County Industrial Council
                              Development Rev., (Hunter
                              Douglas Inc.), VRDN, 3.30%,
                              12/2/98 (LOC: ABN Amro
                              Bank N.V.) (Acquired 3/17/97,
                              Cost $2,100,000)(1)                    2,100,000
                3,300,000  Pinnellas County Housing Finance
                              Auth. Single Family Rev., Series
                              1998, 3.70%, 2/1/99                    3,300,000
                1,910,000  Putnam County Development Auth.
                              Pollution Control Rev., (Seminole
                              Electric), 3.30%, 3/15/99
                              (SBBPA: National Rural Utilities
                              Cooperative Finance Corp.)             1,910,000
                1,100,000  Volusia County Housing Finance
                              Auth. Multifamily Rev., Series
                              1985 H, (Sun Pointe
                              Apartments), VRDN, 3.10%,
                              12/1/98 (LOC: KeyBank, N.A.)           1,100,000
                1,670,000  Volusia County Industrial
                              Development Auth. Rev.,
                              (Daytona Plastix Inc.), VRDN,
                              3.30%, 12/2/98 (LOC:
                              Suntrust Bank Central Florida,
                              N.A.) (Acquired 7/17/96-
                              12/19/97, Cost $1,670,000)(1)          1,670,000
                                                                  -------------
TOTAL INVESTMENT SECURITIES--100.0%                                $93,829,784
                                                                  =============

                                              See Notes to Financial Statements


8      1-800-345-2021


Florida Muni. Money Market--Sch. of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

NOVEMBER 30, 1998 (UNAUDITED)

NOTES TO SCHEDULE OF INVESTMENTS

AMBAC = AMBAC Assurance Corporation

FGIC = Financial Guaranty Insurance Co.

FSA = Financial Security Assurance Inc.

GIC = Guaranteed Investment Contract

GO = General Obligation

LOC = Letter of Credit

MBIA = MBIA Insurance Corp.

SBBPA = Standby Bond Purchase Agreement

VRDN = Variable Rate Demand Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective November 30, 1998.

(1) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement, and unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at November 30, 1998 was
     $27,545,000, which represented 29.2% of net assets. None of these securities are considered to be illiquid.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule tells you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* the principal amount of each investment

* the market value of each investment

* the percent and dollar breakdown of each investment category

See Notes to Financial Statements


                                                  www.americancentury.com      9


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

NOVEMBER 30, 1998 (UNAUDITED)

ASSETS
Investment securities, at value
  (amortized cost and cost for
  federal income tax purposes)
  (Note 1) ................................................          $93,829,784
Cash ......................................................            1,886,221
Interest receivable .......................................              511,342
                                                                     -----------
                                                                      96,227,347
                                                                     -----------
LIABILITIES
Disbursements in excess of
  demand deposit cash .....................................                7,873
Payable for investments purchased .........................            1,815,000
Payable for capital shares redeemed .......................               11,677
Dividends payable .........................................                1,491
Accrued management fees (Note 2) ..........................               38,157
Accrued trustees' fees and expenses .......................                  354
                                                                     -----------
                                                                       1,874,552
                                                                     -----------
Net Assets ................................................          $94,352,795
                                                                     ===========
CAPITAL SHARES
Outstanding (unlimited number
  of shares authorized) ...................................           94,352,795
                                                                     ===========
Net Asset Value Per Share .................................          $      1.00
                                                                     ===========
NET ASSETS CONSIST OF:
Capital paid in ...........................................          $94,352,795
                                                                     ===========

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF ASSETS AND LIABILITIES--This statement details what the fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund's net assets. The net assets divided by the total number of shares outstanding gives you the price of an individual share, or the net asset value per share.

NET ASSETS are also broken down by capital (money invested by shareholders); and net gains earned on investment activity but not yet paid to shareholders or net losses on investment activity (known as realized gains or losses), if any. This breakdown tells you the value of net assets that are performance-related, such as investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

                                              See Notes to Financial Statements


10      1-800-345-2021


Statement of Operations
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED NOVEMBER 30, 1998 (UNAUDITED)

INVESTMENT INCOME
Income:
Interest ................................................             $1,757,915
                                                                      ----------
Expenses (Note 2):
Management fees .........................................                246,778
Trustees' fees and expenses .............................                  2,740
                                                                      ----------
                                                                         249,518
                                                                      ----------
Net investment income ...................................             $1,508,397
                                                                      ==========

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF OPERATIONS--This statement breaks down how the fund's net assets changed during the period as a result of the fund's operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions.

Fund OPERATIONS include:

* interest income earned from investments

* management fees and other expenses

See Notes to Financial Statements


                                                 www.americancentury.com      11


Statements of Changes in Net Assets
--------------------------------------------------------------------------------

SIX MONTHS ENDED NOVEMBER 30, 1998 (UNAUDITED)  AND YEAR ENDED MAY 31, 1998

                                                NOVEMBER 30,          MAY 31,
Decrease in Net Assets                              1998               1998

OPERATIONS
Net investment income ..................      $   1,508,397       $   3,755,691
                                              -------------       -------------

DISTRIBUTIONS TO
SHAREHOLDERS
From net investment income .............         (1,508,397)         (3,755,691)
                                              -------------       -------------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ..............         30,076,631         282,351,887
Proceeds from reinvestment
  of distributions .....................          1,289,231           3,240,863
Payments for shares redeemed ...........        (46,697,388)       (288,037,630)
                                              -------------       -------------
Net decrease in net assets from
  capital share transactions ...........        (15,331,526)         (2,444,880)
                                              -------------       -------------
Net decrease in net assets .............        (15,331,526)         (2,444,880)

NET ASSETS
Beginning of period ....................        109,684,321         112,129,201
                                              -------------       -------------
End of period ..........................      $  94,352,795       $ 109,684,321
                                              =============       =============

TRANSACTIONS IN
SHARES OF THE FUND
Sold ...................................         30,076,631         282,351,887
Issued in reinvestment
  of distributions .....................          1,289,231           3,240,863
Redeemed ...............................        (46,697,388)       (288,037,630)
                                              -------------       -------------
Net decrease ...........................        (15,331,526)         (2,444,880)
                                              =============       =============

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF CHANGES IN NET ASSETS--These statements show how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of:

* operations--a summary of the Statement of Operations from the previous page for the most recent period

* distributions--income and gains distributed to shareholders

* capital share transactions--shareholders' purchases, reinvestments, and redemptions

Net assets at the beginning of the period plus the sum of operations, distributions to shareholders and capital share transactions results in net assets at the end of the period.

                                              See Notes to Financial Statements


12      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------

NOVEMBER 30, 1998 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION--American Century Municipal Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end management investment company. American Century - Benham Florida Municipal Money Market Fund (the
Fund) is one of the eight Funds issued by the Trust. The Fund is non-diversified under the 1940 Act. Its investment objective is to seek as high a level of current income exempt from federal income taxes as is consistent with prudent investment management and conservation of shareholders' capital by investing primarily in short-term municipal obligations. The Fund concentrates its investments in a single state and therefore may have more exposure to credit risk related to the state of Florida than a fund with a broader geographical diversification. The following significant accounting policies are in accordance with generally accepted accounting principles.

     SECURITY VALUATIONS--Portfolio securities held by the Fund are valued at amortized cost, which approximates current market value. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

     SECURITY TRANSACTIONS--Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

     INVESTMENT INCOME--Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

     INCOME TAX STATUS--It is the Fund's policy to distribute all net investment income and net realized capital gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes

     DISTRIBUTIONS TO SHAREHOLDERS--Distributions from net investment income are declared and credited daily and distributed monthly. The Fund does not expect to realize any long-term capital gains, and accordingly, does not expect to pay any capital gain distributions.

     ADDITIONAL INFORMATION--Funds Distributor, Inc. (FDI) is the Trust's distributor. Certain officers of FDI are also officers of the Trust.


                                                 www.americancentury.com      13


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

     The Trust has entered into a Management Agreement with American Century Investment Management, Inc. (ACIM) that provides each Fund with investment advisory and management services in exchange for a single, unified management fee. Expenses excluded from the agreement are brokerage, taxes, portfolio insurance, interest, fees and expenses of those Trustees' who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses. The annual rate at which this fee is assessed is determined monthly in a two-step process: First, a fee rate schedule is applied to the net assets of all of the funds in the Fund's investment category which are managed by ACIM (the "Investment Category Fee"). The overall investment objective of each Fund determines its Investment Category. The three investment categories are: the Money Market Fund Category, the Bond Fund Category, and the Equity Fund Category. The Fund is included in the Money Market Fund Category. Second, a separate fee rate schedule is applied to the net assets of all of the funds managed by ACIM (the "Complex Fee"). The Investment Category Fee and the Complex Fee are then added to determine the unified management fee rate. The management fee is paid monthly by the Fund based on its aggregate average daily net assets during the previous month multiplied by the monthly management fee rate.


     The annualized Investment Category Fee schedule is as follows:

     0.2700% of the first $1 billion
     0.2270% of the next $1 billion
     0.1860% of the next $3 billion
     0.1690% of the next $5 billion
     0.1580% of the next $15 billion
     0.1575% of the next $25 billion
     0.1570% of the average daily net assets over $50 billion

     The annualized Complex Fee schedule is as follows:

     0.3100% of the first $2.5 billion
     0.3000% of the next $7.5 billion
     0.2985% of the next $15 billion
     0.2970% of the next $25 billion
     0.2960% of the next $50 billion
     0.2950% of the next $100 billion
     0.2940% of the next $100 billion
     0.2930% of the next $200 billion
     0.2920% of the next $250 billion
     0.2910% of the next $500 billion
     0.2900% of the average daily net assets over $1,250 billion

     Certain officers and trustees of the Trust are also officers and/or directors, and, as a group, controlling stockholders of American Century
Companies, Inc., the parent of the Trust's investment manager, ACIM, and the Trust's transfer agent, American Century Services Corporation.


14      1-800-345-2021


Florida Muni. Money Mkt.--Financial Highlights
--------------------------------------------------------------------------------

    FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MAY 31 (EXCEPT AS NOTED)

                                     1998(1)           1998            1997           1996            1995          1994(2)
PER-SHARE DATA
Net Asset Value,
Beginning of Period ..........   $      1.00       $      1.00     $      1.00     $      1.00    $      1.00    $      1.00
                                 -----------       -----------     -----------     -----------    -----------    -----------
Income From Investment
Operations
  Net Investment Income ......          0.02              0.03            0.03            0.04           0.04           --
                                 -----------       -----------     -----------     -----------    -----------    -----------
Distributions
  From Net Investment Income .         (0.02)            (0.03)          (0.03)          (0.04)         (0.04)          --
                                 -----------       -----------     -----------     -----------    -----------    -----------
Net Asset Value, End of Period   $      1.00       $      1.00     $      1.00     $      1.00    $      1.00    $      1.00
                                 ===========       ===========     ===========     ===========    ===========    ===========
  Total Return(3) ............          1.52%             3.31%           3.55%           3.86%          3.71%          0.40%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ......          0.50%(4)          0.51%           0.12%           0.01%          --             --
Ratio of Operating Expenses
  to Average Net Assets
  (Before Expense Waiver) ....          0.50%(4)          0.53%           0.66%           0.71%          0.88%          1.58%(4)
Ratio of Net Investment
  Income to Average Net Assets          3.02%(4)          3.25%           3.48%           3.75%          3.93%          2.99%(4)
Ratio of Net Investment Income
  to Average Net Assets
  (Before Expense Waiver) ....          3.02%(4)          3.23%           2.94%           3.05%          3.05%          1.41%(4)
Net Assets, End of Period
(in thousands) ...............   $    94,353       $   109,684     $   112,129     $    99,993    $    45,147    $     5,565

(1) Six months ended November 30, 1998 (unaudited).

(2) April 11, 1994 (inception) through May 31, 1994.

(3) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--This statement itemizes current period activity and statistics and provides comparison data for the last five fiscal years.

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income and capital gains or losses

* income and capital gains distributions paid to shareholders

* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

See Notes to Financial Statements


                                                 www.americancentury.com      15


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     The Benham Group offers 38 fixed-income funds, ranging from money market funds to long-term bond funds and including both taxable and tax-exempt funds. Each fund is managed to provide a "pure play" on a specific sector of the fixed-income market. To ensure adherence to this principle, the basic structure of each fund's portfolio is tied to a specific benchmark index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions. Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies

     FLORIDA MUNICIPAL MONEY MARKET seeks interest income exempt from state and federal income taxes, as well as the Florida intangibles tax, by investing primarily in high-quality, short-term Florida municipal securities.

     Investments in Florida Municipal Money Market are neither insured nor guaranteed by the FDIC or any other government agency. Yields will fluctuate, and although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

LIPPER RANKINGS

     LIPPER INC. is an independent mutual fund ranking service. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

     The Lipper category for the Florida Municipal Money Market fund is:

     OTHER  STATES   TAX-EXEMPT  MONEY  MARKET   FUNDS--funds   that  invest  in
high-quality municipal obligations with dollar-weighted average maturities of less than 90 days.

CREDIT RATING GUIDELINES

     Credit quality (the issuer's financial strength and the likelihood of timely payment of interest and principal) is a key factor in fixed-income investment analysis. Credit ratings issued by independent rating and research companies such as Standard & Poor's help quantify credit quality--the stronger the issuer, the higher the credit rating. In turn, credit quality and ratings greatly influence the prices and yields of fixed-income securities--high ratings mean higher prices and less current income (yield) as compensation for risk.

     But credit ratings are subjective. They reflect the opinions of the rating agencies that issue them and are not absolute standards of quality. Furthermore, high credit ratings do not guarantee good investment performance. They do not reflect the price stability of a municipal security when economic or market conditions change.

INVESTMENT TEAM LEADERS
  PORTFOLIO MANAGER
     BRYAN KARCHER

MUNICIPAL CREDIT RESEARCH TEAM
  MANAGER
     STEVEN PERMUT
  MUNICIPAL CREDIT ANALYSTS
     DAVID MOORE
     ROBERT MILLER
     BILL MCCLINTOCK
     TIM BENHAM
     BRAD BODE


16      1-800-345-2021


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year returns, please refer to the "Financial Highlights" on page 15.

YIELDS

* 7-DAY CURRENT YIELD is calculated based on the income generated by an investment in the fund over a seven-day period and is expressed as an annual percentage rate.

* 7-DAY EFFECTIVE YIELD is calculated similarly, although this figure is slightly higher than the fund's 7-Day Current Yield because of the effects of compounding. The 7-Day Effective Yield assumes that income earned from the fund's investments is reinvested and generating additional income.

* TAX-EQUIVALENT YIELDS show the taxable yields that investors in a federal income tax bracket would have to earn before taxes to equal the fund's tax-free yield.

INVESTMENT TERMS

* BASIS POINT--a basis point equals one one-hundredth of a percentage point (or 0.01%). Therefore, 100 basis points equal one percentage point (or 1%).

PORTFOLIO STATISTICS

* NUMBER OF SECURITIES--the number of different securities held by a fund on a given date.

* WEIGHTED AVERAGE MATURITY (WAM)--a measurement of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount.

* EXPENSE RATIO--the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

TYPES OF MUNICIPAL SECURITIES

* MUNICIPAL COMMERCIAL PAPER (CP)--high-grade short-term securities backed by a line of credit from a bank.

* MUNICIPAL NOTES--securities with maturities of two years or less.

* PUT BONDS--long-term securities that can be "put back" (i.e., sold at face value) to a specified buyer at a prearranged date.

* VARIABLE-RATE DEMAND NOTES (VRDNS)--securities that track market interest rates and stabilize their market values using periodic (daily or weekly) interest rate adjustments.


                                                 www.americancentury.com      17


Notes
--------------------------------------------------------------------------------


18      1-800-345-2021


Notes
--------------------------------------------------------------------------------


                                                 www.americancentury.com      19


Notes
--------------------------------------------------------------------------------


20      1-800-345-2021


[inside back cover]

AMERICAN CENTURY FUNDS
-------------------------------------------------------------------------------

BENHAM GROUP(reg.sm)
TAXABLE BOND FUNDS
U.S. TREASURY & GOVERNMENT
   Short-Term Treasury
   Short-Term Government
   GNMA
   Intermediate-Term Treasury
   Long-Term Treasury
   Inflation-Adjusted Treasury
   Target Maturities Trust: 2000
   Target Maturities Trust: 2005
   Target Maturities Trust: 2010
   Target Maturities Trust: 2015
   Target Maturities Trust: 2020
   Target Maturities Trust: 2025
CORPORATE & DIVERSIFIED
   Limited-Term Bond
   Intermediate-Term Bond
   Bond
   Premium Bond
   High-Yield Bond
INTERNATIONAL
   International Bond

TAX-FREE & MUNICIPAL BOND FUNDS
MULTIPLE-STATE
   Limited-Term Tax-Free
   Intermediate-Term Tax-Free
   Long-Term Tax-Free
   High-Yield Municipal
SINGLE-STATE
   Arizona Intermediate-Term Municipal
   California High-Yield Municipal
   California Insured Tax-Free
   California Intermediate-Term Tax-Free
   California Limited-Term Tax-Free
   California Long-Term Tax-Free
   Florida Intermediate-Term Municipal

MONEY MARKET FUNDS
TAXABLE
   Capital Preservation
   Government Agency Money Market
   Premium Capital Reserve
   Premium Government Reserve
   Prime Money Market
TAX-FREE & MUNICIPAL
   California Municipal Money Market
   California Tax-Free Money Market
   Florida Municipal Money Market
   Tax-Free Money Market

AMERICAN CENTURY(reg.sm) GROUP
ASSET ALLOCATION
   Strategic Allocation: Conservative
   Strategic Allocation: Moderate
   Strategic Allocation: Aggressive
BALANCED
   Balanced
CONSERVATIVE EQUITY
   Income and Growth
   Equity Income
   Value
   Equity Growth
SPECIALTY
   Utilities
   Real Estate
   Global Natural Resources
   Global Gold
SMALL CAP
   Small Cap Quantitative
   Small Cap Value

TWENTIETH CENTURY GROUP
GROWTH
   Select
   Heritage Growth
   Ultra
AGGRESSIVE GROWTH
   Vista
   Giftrust
   New Opportunities
INTERNATIONAL GROWTH
   International Growth
   International Discovery
   Emerging Markets
GLOBAL
   Global Growth

Please call for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[right margin]

[american century logo(reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI
64141-6200

INVESTOR SERVICES:
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 OR 816-444-3485

FAX: 816-340-7962

INTERNET: WWW.AMERICANCENTURY.COM


AMERICAN CENTURY MUNICIPAL TRUST


INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI


THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

FUNDS DISTRIBUTOR, INC.
(c) 1998 AMERICAN CENTURY SERVICES CORPORATION


[recycled logo]
Recycled


[back cover]


American Century Investments                                     BULK RATE
P.O. Box 419200                                              U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                   AMERICAN CENTURY
www.americancentury.com                                          COMPANIES



9901                                                    Funds Distributor, Inc.
SH-BKT-15063                      (c)1998 American Century Services Corporation

[front cover]                                                 NOVEMBER 30, 1998

SEMIANNUAL REPORT
----------------
AMERICAN CENTURY

                              [graphic of stairs]

BENHAM GROUP
------------------------------------
FLORIDA INTERMEDIATE-TERM MUNICIPAL

                                                 [american century logo(reg.sm)]
                                                                        American
                                                                         Century

[inside front cover]


AMERICAN CENTURY BROKERAGE
--------------------------------------------------------------------------------

     We're pleased to introduce American Century's new brokerage service, which offers a wide range of investment options and features:

     * FundChoice Service--Invest in over 8,000 no-load and load mutual funds from hundreds of different fund companies, many with no transaction fees

     *  Buy individual stocks and bonds

     * 24-hour Internet and automated phone trades are just $24.95 for up to 1,000 shares of stock, and 2 cents per share thereafter

     *  Strong research capability

        *   Build and track model portfolios

        *   Get news, quotes and charts

        *   Check free Standard & Poor's stock reports

        * Access Wall Street on Demand(tm), a research service with more than 500,000 reports on industry trends, corporate earnings, and mutual fund analysis

     *  Track your brokerage account on one easy-to-read statement

     * Unlimited check writing and a Gold MasterCard(reg.tm) ATM/debit card with an American Century Brokerage Access AccountSM (minimum $10,000)

To talk with a Brokerage Associate, call 1-888-345-2071.

WHAT'S NEW . . .

    AMERICAN CENTURY CATALOG OF TOOLS & SERVICES lists all the free educational materials available to investors.

    We now have FOUR-PAGE PROFILES of many of our funds. The profiles follow a standard SEC format and are intended to allow investors to compare funds easily. You can request a profile or the full prospectus. Full prospectuses contain more detailed fund information and you will continue to receive one after investing.

    In 1999, we will provide SIMPLIFIED PROSPECTUSES that highlight important information about our funds, including fees and expenses. More detailed data will be in the Statement of Additional Information.

    To order any of these materials, please call 1-800-345-2021.

[left margin]

BENHAM GROUP
FLORIDA INTERMEDIATE-TERM MUNICIPAL
(ACBFX)
----------------------------------


Our Message to You
--------------------------------------------------------------------------------
/photo of James E. Stowers III and James E. Stowers, Jr./
James E. Stowers III, seated, with James E. Stowers, Jr.

     The six months ended November 30, 1998, were eventful ones for global financial markets. Weakening economic and financial conditions, brought on by problems in Asia, Russia, and Latin America, led to significant stock market volatility and a dramatic decline in interest rates. Volatility was so rampant that the U.S. central bank, the Federal Reserve, cut short-term interest rates three times to help stabilize markets worldwide.

     The third quarter of 1998 served as a good example of the markets' extremes. Several major U.S. stock indices hit record highs in mid-July before plunging 20% in the following six weeks. In the bond market, high demand for the safety of Treasury bonds pushed yields down to their lowest levels ever, but demand for corporate bonds thinned to the point where trading was all but impossible.

     This type of investment environment illustrates the importance of a well-diversified investment portfolio. As we saw in the third quarter of 1998, allocating your assets among stocks, bonds, and money market funds can help your portfolio weather dramatic changes in the economic or investment climate.

     Municipal bond performance fit between the extremes provided by Treasurys and corporates. Munis posted positive returns as interest rates fell, but their performance was not as strong as that of Treasurys. Florida Intermediate-Term Municipal continued to outperform its peer group and its benchmark while providing more federal tax-free income than the average municipal debt fund. We achieved these returns while maintaining our high credit standards. Our credit research team closely monitored the health of the Florida economy and the issuers of Florida municipal debt, helping fund managers maintain Florida Intermediate-Term Municipal's credit strength and integrity.

     Another situation we've been watching closely is preparation of the world's computer systems for the year 2000. At American Century, we're devoting substantial resources to this endeavor. Throughout 1999, our technology team will be extensively testing our systems, including those involved with fund performance and dividend payments.

     Thank you for your continued investment with American Century.

Sincerely,

/s/James E. Stowers, Jr.                 /s/James E. Stowers III
James E. Stowers, Jr.                    James E. Stowers III
Chairman of the Board and Founder        Chief Executive Officer


[right margin]

               Table of Contents
   Report Highlights ..............    2
   Market Perspective .............    3
Florida Intermediate-Term Municipal
   Performance Information ........    4
   Management Q&A .................    5
   Yields .........................    5
   Portfolio at a Glance ..........    5
   Top Five Sectors ...............    6
   Portfolio Composition
   by Credit Rating ...............    7
   Schedule of Investments ........    8
Financial Statements
   Statement of Assets and
   Liabilities ....................   11
   Statement of Operations ........   12
   Statements of Changes
   in Net Assets ..................   13
   Notes to Financial
   Statements .....................   14
   Financial Highlights ...........   16
Other Information
   Background Information
      Investment Philosophy
      and Policies ................   17
      Comparative Indices .........   17
      Lipper Rankings .............   17
      Credit Rating
      Guidelines ..................   17
      Investment Team
      Leaders .....................   17
   Glossary .......................   18


                                                  www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* A sharp decline in interest rates helped municipal bonds post solid returns for the six months ended November 30, 1998.

* Rates fell because a series of economic crises around the globe threatened to slow the U.S. economy, and because inflation remained low.

* In an attempt to boost the economy and restore confidence to global financial markets, the Federal Reserve lowered short-term interest rates three times between September and November.

* Despite their gains, municipal bonds lagged Treasury securities. That's because the bond market rally was driven by demand from international investors, who don't benefit from municipals' tax advantages.

* Meanwhile, municipal bond supply surged as many issuers sought to lock in lower borrowing costs by refinancing older, higher rate bonds.

MANAGEMENT Q&A

* Florida Intermediate-Term Municipal outperformed its benchmark and its peers for the six-month period, while providing investors with significantly more federal tax-free income. (See Total Returns on page 4.)

* In addition, Lipper Inc. ranked Florida Intermediate-Term Municipal first among 15 "Florida Intermediate Municipal Debt Funds" for the twelve months ended November 30.

* Under the guidance of our experienced research team, we enhanced returns by adding undervalued securities to the portfolio.

* Effective duration management--controlling the fund's price sensitivity to changes in interest rates--was another important contributor to Florida Intermediate-Term Municipal's solid performance. We kept duration around 5.6 years.

* We think the next six months will be fairly upbeat for Florida municipal investors.

* Part of this optimism is driven by how attractive municipal yields were relative to comparable-maturity Treasury yields.

* Going forward, we plan to maintain a slightly long duration compared with the average Florida intermediate municipal fund; however, we will reassess that position if the economic outlook changes.

[left margin]

"LIPPER INC. RANKED FLORIDA INTERMEDIATE-TERM MUNICIPAL FIRST AMONG 15 'FLORIDA INTERMEDIATE MUNICIPAL DEBT FUNDS' FOR THE TWELVE MONTHS ENDED NOVEMBER 30."

        FLORIDA INTERMEDIATE-TERM
                MUNICIPAL
                 (ACBFX)
TOTAL RETURNS:             AS OF 11/30/98
    6 Months                       3.95%*
    1 Year                          7.39%
NET ASSETS:                 $34.5 million
30-DAY SEC YIELD:                   3.71%
INCEPTION DATE:                   4/11/94

* Not annualized.

See Total Returns on page 4.
Investment terms are defined in the Glossary on page 18.


2      1-800-345-2021


Market Perspective from Randall W. Merk
--------------------------------------------------------------------------------
/photo of Randall W. Merk/
Randall W. Merk, director of fixed-income investing at American Century

MODERATE MUNICIPAL RETURNS

     Municipal securities posted gains during the six months ended November 30, 1998. Municipal bond prices rose as interest rates declined; however, too much supply and too little demand limited returns. Long-term municipal bonds, which are most sensitive to changes in interest rates, performed best. For the six months, the Lehman Brothers Long-Term Municipal Bond Index returned 4.10%.
Intermediate-term securities, as represented by the Lehman Brothers 5-Year General Obligation Index, returned 3.43%, while the short-term Merrill Lynch 0- to 3-Year Municipal Index posted a 2.77% return.

RATES FELL

     Declines in interest rates were sparked by a series of global economic crises that threatened to slow the U.S. economy. In addition, an abundance of inexpensive imported products and falling commodity prices helped keep inflation low. The government's consumer price index rose just 1.5% for the 12 months ended November 30, 1998. That's the slowest pace in a dozen years.

     In an attempt to boost the economy and restore confidence in financial markets, the U.S. Federal Reserve cut short-term interest rates three times between September and November, its first rate reductions since January 1996.

MUNICIPALS LAGGED TREASURYS

     Plummeting stock markets, currency devaluations, and debt defaults caused investors around the world to demand the safety and liquidity of U.S Treasury bonds. That surge in demand led to record low bond yields and huge gains by Treasury securities. Because international investors don't benefit from the tax advantages of municipal bonds, demand for municipals lagged.

     Furthermore, the supply of municipals surged. Motivated by declining interest rates, municipal issuers sought to lock in lower borrowing costs by issuing new debt and/or refinancing older debt. For the six months ended November 30, 1998, new issue volume was up about a third compared with the same six-month period a year earlier. These supply and demand factors caused municipal bonds to underperform Treasury securities for the six months.

STEEPER YIELD CURVE

     Reflecting the Fed's interest rate cuts, short-term interest rates dropped dramatically. For the six months, the yield on one-year municipal securities fell roughly 62 basis points (0.62%--a basis point equals 0.01%), while the yield on 30-year municipal bonds fell only about 15 basis points. This resulted in the steeper yield curve shown in the accompanying graph. The yield difference between a one-year note and a 30-year bond rose to 176 basis points on November 30, 1998, compared with 128 basis points just six months earlier.

[right margin]

"MUNICIPAL BOND PRICES ROSE AS INTEREST RATES DECLINED; HOWEVER, TOO MUCH SUPPLY AND TOO LITTLE DEMAND LIMITED RETURNS."

[line chart - data below]

STEEPENING MUNICIPAL YIELD CURVE

Years to Maturity        11/30/98           5/31/98
1                         3.060%             3.690%
2                         3.360%             3.850%
3                         3.510%             3.950%
4                         3.630%             4.040%
5                         3.730%             4.090%
6                         3.825%             4.160%
7                         3.920%             4.230%
8                         4.000%             4.300%
9                         4.080%             4.370%
10                        4.160%             4.440%
11                        4.248%             4.514%
12                        4.336%             4.588%
13                        4.424%             4.662%
14                        4.512%             4.736%
15                        4.600%             4.810%
16                        4.636%             4.836%
17                        4.672%             4.862%
18                        4.708%             4.888%
19                        4.744%             4.914%
20                        4.780%             4.940%
21                        4.784%             4.942%
22                        4.788%             4.944%
23                        4.792%             4.946%
24                        4.796%             4.948%
25                        4.800%             4.950%
26                        4.804%             4.954%
27                        4.808%             4.958%
28                        4.812%             4.962%
29                        4.816%             4.966%
30                        4.820%             4.970%

Source: Bloomberg Financial Markets

"FOR THE SIX MONTHS, THE YIELD ON ONE-YEAR MUNICIPAL SECURITIES FELL ROUGHLY 62 BASIS POINTS (0.62%--A BASIS POINT EQUALS 0.01%), WHILE THE YIELD ON 30-YEAR MUNICIPAL BONDS FELL ONLY ABOUT 15 BASIS POINTS."


                                                  www.americancentury.com      3


Florida Intermediate-Term--Performance
--------------------------------------------------------------------------------
TOTAL RETURNS AS OF NOVEMBER 30, 1998

                                INCEPTION 4/11/94
                       FLORIDA
                     INTERM.-TERM   LEHMAN 5-YEAR   FLORIDA INTERM. MUNICIPAL DEBT FUNDS(2)
                      MUNICIPAL        GO INDEX       AVERAGE RETURN    FUND'S RANKING
----------------------------------------------------------------------------------------
6 MONTHS(1) .........   3.95%           3.43%             3.05%              --
1 YEAR ..............   7.39%           6.32%             6.12%          1 OUT OF 15
----------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS(3) ..........   6.25%           5.68%             5.09%          1 OUT OF 11
LIFE OF FUND(3) .....   6.97%           6.26%(4)          5.85%(4)       1 OUT OF 10(4)

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

(3) Returns and rankings would have been lower if management fees had not been waived.

(4) Since 4/30/94, the date nearest the fund's inception for which return data are available.

See pages 17-18 for more information about returns, the comparative index, and Lipper fund rankings.

[mountain chart - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
Value on 11/30/98
Florida Intermediate-Term Municipal       $13,551
Lehman 5-Year GO Index                    $12,808

                   Florida
                 Intermediate-       Lehman 5-Year
                Term Municipal          GO Index
DATE                 VALUE               VALUE
4/30/94*            $10,000             $10,000
6/30/94             $10,054             $9,996
9/30/94             $10,173             $10,077
12/31/94            $10,031             $10,044
3/31/95             $10,539             $10,450
6/30/95             $10,811             $10,717
9/30/95             $11,068             $11,010
12/31/95            $11,396             $11,211
3/31/96             $11,338             $11,246
6/30/96             $11,361             $11,295
9/30/96             $11,561             $11,479
12/31/96            $11,812             $11,730
3/31/97             $11,830             $11,711
6/30/97             $12,205             $12,002
9/30/97             $12,514             $12,264
12/31/97            $12,784             $12,490
3/31/98             $12,918             $12,636
6/30/98             $13,094             $12,764
9/30/98             $13,315             $12,983
11/30/98            $13,551             $12,808

$10,000 investment made 4/30/94

The chart at left shows the growth of a $10,000 investment over the life of the fund, while the chart below shows the fund's year-by-year performance. The Lehman 5-Year GO Index is provided for comparison in each chart. Florida Intermediate-Term Municipal's returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the returns of the index do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar chart - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED NOVEMBER 30)

                     Florida
                Intermediate-Term    Lehman 5-Year
                    Municipal          GO Index
DATE                 RETURN             RETURN
11/30/94*            -1.24%             -0.07%
11/30/95             14.39%             11.99%
11/30/96              4.61%              5.36
11/30/97              6.78%              5.38
11/30/98              7.39%              6.32

* From 4/30/94 (the date nearest the fund's inception for which index data are available).


4      1-800-345-2021


Florida Intermediate-Term--Q&A
--------------------------------------------------------------------------------
/photo of Ken Salinger/

     An interview with Ken Salinger, a portfolio manager on the Florida Intermediate-Term Municipal investment team.

HOW DID THE FUND PERFORM FOR THE SIX MONTHS ENDED NOVEMBER 30, 1998?

     Florida Intermediate-Term Municipal continued to provide noteworthy returns. For the six-months ended November 30, 1998, the fund returned 3.95%, solidly outperforming the 3.05% return of the 15 "Florida Intermediate Municipal Funds" tracked by Lipper Inc. Florida Intermediate-Term Municipal's returns also surpassed the 3.43% return of its benchmark, the Lehman 5-Year GO Index.

     In addition, Florida Intermediate-Term Municipal's one-year, three-year, and life-of-fund returns earned the fund a number-one ranking in its Lipper category and also outpaced the fund's benchmark. (See Total Returns on page 4 for fund performance comparisons.)

     The fund also recently received Morningstar's much-coveted five-star rating for three-year and overall performance. Morningstar proprietary ratings reflect risk-adjusted performance as of December 31, 1998. The overall rating, which may change monthly, is calculated from the fund's three-, five-, and 10-year (when available) average total returns in excess of 90-day Treasury bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day Treasury bill returns.

     The top ten percent of funds in an investment category receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars, and the bottom ten percent receive one star.

HOW DID FLORIDA INTERMEDIATE-TERM MUNICIPAL'S YIELD STACK UP?

     The fund offered investors significantly more federal tax-free income than its peers. The most common way of gauging a fund's income is by looking at its 30-day SEC yield. This yield represents net investment income earned over a 30-day period and is expressed as an annual percentage rate based on the fund's share price at the end of the 30 days.

     As of November 30, Florida Intermediate-Term Municipal's 30-day SEC yield was 3.71%, compared with the 3.35% average yield of Florida intermediate municipal funds.

WHAT FUELED THE FUND'S PERFORMANCE?

     Effective duration management--controlling the portfolio's price sensitivity to changes in interest rates--continued to be an important contributor. We kept the portfolio's duration slightly longer than that of the average Florida intermediate municipal fund throughout the six-month period. (Remember, the longer the fund's duration, the more its share price rises when rates fall; however, a longer duration also causes the fund's share price to fall more when rates rise.) We chose this position because we strongly believed that global pressures and benign inflation would lead to lower rates, which proved to be the case.

[right margin]

"FLORIDA INTERMEDIATE-TERM MUNICIPAL CONTINUED TO PROVIDE NOTEWORTHY RETURNS."

YIELDS AS OF NOVEMBER 30, 1998
  30-DAY SEC YIELD
                                   3.71%
  30-DAY TAX-EQUIVALENT YIELDS
    28.0% TAX BRACKET              5.15%
    31.0% TAX BRACKET              5.38%
    36.0% TAX BRACKET              5.80%
    39.6% TAX BRACKET              6.14%

PORTFOLIO AT A GLANCE
                                 11/30/98           5/31/98
NUMBER OF SECURITIES                52                45
WEIGHTED AVERAGE
  MATURITY                        8.9 YRS           8.5 YRS
AVERAGE DURATION                  5.6 YRS           5.6 YRS
EXPENSE RATIO                     0.51%*             0.54%

* Annualized.

Investment terms are defined in the Glossary on page 18.


                                                  www.americancentury.com      5


Florida Intermediate-Term--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     But we certainly can't predict the short-term direction of interest rates. Therefore, even when we feel strongly about the direction in which rates are headed, we manage Florida Intermediate-Term Municipal's duration conservatively. This prevents returns from fluctuating wildly from period to period.

     Generally speaking, we keep duration in a narrow band around the average duration of other Florida intermediate municipal funds. For example, we kept duration around 5.6 years for most of the six-month period, only slightly longer than the average duration of the fund's peers.

IF NOT THROUGH AGGRESSIVE DURATION MANAGEMENT, THEN HOW DO YOU ENHANCE RETURNS?

     Simply put, we stay on top of the market and search diligently for good values. Finding securities that we believe are undervalued is a top priority. Adding undervalued securities to the portfolio can significantly enhance returns while often adding little or no risk. That was primarily how we enhanced returns during the six-month period.

     To take advantage of opportunities when we find them, we keep a portion of the portfolio in very liquid municipals--ones we can sell quickly to generate cash to buy new, undervalued securities. Typically, these sales generate very small capital gains or losses for the fund, which helps prevent excess year-end distributions.

HOW DO YOU FIND THESE UNDERVALUED SECURITIES?

     Our experienced research team plays a pivotal role by helping us stay close to Florida municipal credit trends. Florida is a complex, dynamic state, making thorough research and analysis of its municipalities a vital ingredient to Florida Intermediate-Term Municipal's success.

     After we find what we believe is an attractively valued security, our research team provides input on the credit quality of the issuer. If the credit story passes our rigorous standards, we add the security to the portfolio. Our credit team can also instigate the process--the team often uncovers such securities while watching the market.

     These undervalued securities can appreciate in value as a result of credit upgrades. This process helps us stay in front of what we call the "upgrade curve" (the chance for securities to appreciate in value as a result of a credit upgrade).

CAN YOU CITE SOME SECURITIES YOU FOUND THROUGH THIS PROCESS?

     In July,  we added some  municipal  notes  issued by Barry  University,  an international university founded in 1940 and located in Miami Shores. These municipals were rated BBB and attractively priced with relatively high yields. However, because the securities were on the lower end of Florida Intermediate-Term Municipal's rating limitations, our credit team was especially careful in its research. Once the team

[left margin]

"ADDING UNDERVALUED SECURITIES TO THE PORTFOLIO CAN SIGNIFICANTLY ENHANCE RETURNS WHILE OFTEN ADDING LITTLE OR NO RISK. . ."

TOP FIVE SECTORS (AS OF 11/30/98)
                            % OF FUND INVESTMENTS
TRANSPORTATION REVENUE                30%
SALES TAX REVENUE                     10%
HOUSING REVENUE                        9%
GO                                     8%
ELECTRIC REVENUE                       7%

TOP FIVE SECTORS (AS OF 5/31/98)
                            % OF FUND INVESTMENTS
TRANSPORTATION REVENUE                28%
GO                                    14%
HOUSING REVENUE                       14%
SPECIAL TAX REVENUE                   13%
SALES TAX REVENUE                     10%


6      1-800-345-2021


Florida Intermediate-Term--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

decided it was very comfortable with the credit of the Barry University securities, we added several bonds--which ranged in maturity from three to eight years--to the portfolio.

     This increased the portfolio's holdings of BBB securities to slightly over 3% of assets (see the table on page 7), which was comfortably balanced by the roughly 7% position in AAA-rated holdings we added during the six months.

LOOKING AHEAD TO THE NEXT SIX MONTHS, WHAT'S IN STORE FOR THE MUNICIPAL MARKET?

     We think the next six months will be fairly upbeat for Florida municipal investors. On the inflation front, all is quiet--for the first 11 months of 1998, overall consumer prices crawled ahead at an annualized rate of 1.6%. Global crises drove interest rates lower and led to short-term rate reductions by the Federal Reserve (see page 3).

     Another important factor working in favor of municipal investors is the relative performance of municipal and Treasury securities. Global economic turmoil, equity-market volatility, presidential impeachment proceedings, and problems in the Persian Gulf caused demand for U.S. Treasury securities to far outstrip demand for municipals during the past six months. This has driven municipal yields to historically high ratios relative to comparable-maturity Treasury yields.

     For example, longer-term municipal yields were nearly 100% of Treasury yields by the end of November. Historically speaking, that ratio has been closer to 83%. The value disparity means that even investors in a relatively low tax bracket will generally receive more after-tax income from municipal bonds right now than from comparable-maturity Treasurys.

     When demand for Treasurys eventually tapers off, we expect municipals to outperform Treasurys as their yield relationship returns to more historically normal ratios.

GIVEN THAT OUTLOOK, WHAT ARE YOUR PLANS FOR FLORIDA INTERMEDIATE-TERM MUNICIPAL

     For now, we plan to maintain a slightly long duration compared with the average Florida intermediate municipal fund. If interest rates continue to fall, or if demand for municipal securities rises, the portfolio's longer duration should boost returns.

[right margin]

"ANOTHER IMPORTANT FACTOR WORKING IN FAVOR OF MUNICIPAL INVESTORS IS THE RELATIVE PERFORMANCE OF MUNICIPAL AND TREASURY SECURITIES."

PORTFOLIO COMPOSITION BY CREDIT RATING
            % OF FUND INVESTMENTS
              AS OF        AS OF
            11/30/98      5/31/98
AAA            81%          71%
AA             13%          20%
A              3%           9%
BBB            3%           --

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page 17 for more information.


                                                  www.americancentury.com      7


Florida Intermediate-Term--Sch. of Investments
--------------------------------------------------------------------------------

NOVEMBER 30, 1998 (UNAUDITED)

Principal Amount                                                       Value
--------------------------------------------------------------------------------
MUNICIPAL SECURITIES--94.5%
FLORIDA--93.1%
               $  300,000  Boca Raton Water and Sewer
                              Rev., 6.40%, 10/1/02                 $   306,750
                  300,000  Broward County School District
                              GO, 6.75%, 2/15/00                       308,022
                  500,000  Dade County Aviation Rev.,
                              Series 1995 E, 5.50%,
                              10/1/10 (AMBAC)                          543,435
                1,000,000  Dade County Aviation Rev.,
                              Series 1997 A, (Miami
                              International Airport), 5.50%,
                              10/1/02 (FSA)                          1,059,180
                  500,000  Duval County School District GO,
                              6.25%, 8/1/05 (AMBAC)                    540,760
                  500,000  East County Water Control District
                              Rev., 5.375%, 11/1/01
                              (Asset Guaranty)                         523,310
                  270,000  Escambia County Housing
                              Finance Auth. Single Family
                              Mortgage Rev., 6.00%, 4/1/02
                              (GNMA/FNMA)                              281,591
                  220,000  Escambia County Housing
                              Finance Auth. Single Family
                              Mortgage Rev., Series 1998 A,
                              4.80%, 4/1/06 (GNMA/FNMA)                224,030
                  350,000  Escambia County Housing
                              Finance Auth. Single Family
                              Mortgage Rev., Series 1998 A,
                              4.85%, 4/1/07 (GNMA/FNMA)                356,346
                1,810,000  Florida Board of Education
                              Capital Outlay GO,
                              Series 1998 C, 4.50%, 6/1/22 (FSA)     1,701,183
                1,000,000  Florida Department of Children &
                              Families COP, (South Florida
                              State Hospital), 4.30%, 7/1/08
                              (AMBAC)(1)                             1,007,710
                1,000,000  Florida Gas Utility Rev., (Gas
                              Project No. 1), 4.00%,
                              12/1/04 (FSA)                          1,007,170
                  350,000  Florida Housing Finance Agency
                              Rev., 5.35%, 6/1/00 (GTEED)              352,275
                  450,000  Florida Housing Finance Agency
                              Rev., (Williamsburg Village
                              Apartments), 5.60%, 12/1/07
                              (AMBAC)                                  485,478
                  500,000  Florida Housing Finance Agency
                              Rev., (Windwood), 5.65%,
                              12/1/07 (AXA Insurance)                  533,900
                1,955,000  Florida Turnpike Auth. Rev.,
                              (Department of Transportation),
                              Series 1993 A, 5.00%,
                              7/1/13 (FGIC)                          1,995,019
                  350,000  Gainesville Utilities System Rev.,
                              Series 1996 A, 5.75%,
                              10/1/09                                  396,001

Principal Amount                                                       Value
--------------------------------------------------------------------------------
               $1,000,000  Gulf Breeze Rev., Series 1997 B,
                              (Capital Funding), 4.50%,
                              10/1/27 (MBIA)                       $   930,500
                  400,000  Hillsborough County Port District
                              Special Rev., 6.50%, 6/1/04
                              (FSA)                                    447,596
                  750,000  Indian Trace Community
                              Development District Water
                              Management Special Benefit
                              Assessment, 5.00%, 5/1/10
                              (MBIA)                                   789,525
                  400,000  Indian Trace Community
                              Development District Water
                              Special Benefit Assessment,
                              Series 1995 A, 5.25%,
                              5/1/03 (MBIA)                            423,464
                  500,000  Jacksonville Electric Auth. Rev.,
                              Series 1995 6-C, (St. John's
                              River Power), 6.50%, 10/1/01             532,025
                1,250,000  Jacksonville Excise Tax Rev.,
                              5.20%, 10/1/04 (FGIC)                  1,300,088
                  865,000  Lee County Passenger Facility
                              Charge Rev., 4.50%, 10/1/05
                              (AMBAC)                                  886,703
                1,000,000  Lee County Rev., Series 1997 A,
                              5.75%, 10/1/11 (MBIA)                  1,129,680
                  650,000  Miami Parking Facilities Rev.,
                              5.25%, 10/1/15 (MBIA)                    687,726
                1,000,000  Miami-Dade County Aviation Rev.,
                              Series 1998 A, 5.00%,
                              10/1/06 (FGIC)                         1,053,920
                1,000,000  Miami-Dade County Aviation Rev.,
                              Series 1998 A, 5.25%,
                              10/1/07 (FGIC)                         1,071,060
                1,015,000  Northern Palm Beach County
                              Improvement District Special
                              Assessment, (Unit
                              Development 18), 4.90%,
                              8/1/13 (MBIA)                          1,048,810
                  550,000  Orange County Health Facilities
                              Auth. Rev., Series 1996 A,
                              6.00%, 10/1/04 (MBIA)                    606,568
                1,000,000  Orlando and Orange County
                              Expressway Auth. Rev., 5.10%,
                              7/1/04 (FGIC)                          1,054,840
                  450,000  Orlando and Orange County
                              Expressway Auth. Rev., 6.50%,
                              7/1/11 (FGIC)                            539,838
                  500,000  Orlando Utility Commission Water
                              and Electric Rev., 5.70%,
                              10/1/04                                  548,320
                1,500,000  Palm Beach County Criminal
                              Justice Facilities Rev., 5.375%,
                              6/1/07 (FGIC)                          1,643,460
                  500,000  Pensacola Airport Rev.,
                              Series 1997 B, 5.40%,
                              10/1/07 (MBIA)                           542,920

                                              See Notes to Financial Statements


8      1-800-345-2021


Florida Intermediate-Term--Sch. of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 1998 (UNAUDITED)

Principal Amount                                                       Value
--------------------------------------------------------------------------------
              $   300,000  Pensacola Airport Rev.,
                              Series 1998 A, 6.00%,
                              10/1/01 (MBIA)                       $   318,273
                  360,000  Pinellas County Educational
                              Facilities Auth. Rev., (Barry
                              University), 4.45%, 10/1/01              364,284
                  450,000  Pinellas County Educational
                              Facilities Auth. Rev., (Barry
                              University), 4.85%, 10/1/06              458,492
                  430,000  Pinnellas County Educational
                              Facilities Auth. Rev., (Barry
                              University), 4.75%, 10/1/05              437,254
                  300,000  Plantation Health Facilities Auth.
                              Rev., (Covenant Village of
                              Florida Inc.), 4.45%, 12/1/04            303,864
                  300,000  Plantation Health Facilities Auth.
                              Rev., (Covenant Village of
                              Florida Inc.), 4.55%, 12/1/05            304,584
                  300,000  Plantation Health Facilities Auth.
                              Rev., (Covenant Village of
                              Florida Inc.), 4.70%, 12/1/07            304,956
                1,000,000  Polk County Housing Finance
                              Auth. Multi-Family Housing Rev.,
                              Series 1997 A, (Winter Oaks
                              Apartments), 5.25%, 7/1/07
                              (FNMA)(2)                              1,052,960
                  200,000  Reedy Creek Improvement
                              District Utility Rev., Series
                              1991-1, 6.25%, 10/1/01,
                              Prerefunded at 101% of Par
                              (MBIA)(3)                                216,132
                  400,000  St. Cloud Utility Rev., 6.40%,
                              8/1/06 (MBIA)                            433,780
                1,000,000  Tampa Rev., Series 1998 A1,
                              (Catholic Health), 5.25%,
                              11/15/05 (MBIA)                        1,073,058

Principal Amount                                                       Value
--------------------------------------------------------------------------------
               $  175,000  Tampa Palms Community
                              Development Special
                              Assessment Rev., 4.90%,
                              5/1/99 (MBIA)                        $   176,339
                1,000,000  Tampa Sports Auth. Rev., 4.50%,
                              1/1/99 (MBIA)                          1,001,270
                  500,000  Volusia County School District GO,
                              6.20%, 8/1/03 (FGIC)                     539,705
                                                                  -------------
                                                                    33,844,154
                                                                  -------------
VIRGIN ISLANDS--1.4%
                  500,000  Virgin Islands Water & Power Auth.
                              Electric System Rev., 5.125%,
                              7/1/04                                   520,980
                                                                  -------------
TOTAL MUNICIPAL SECURITIES                                          34,365,134
                                                                  -------------
   (Cost $33,320,378)

SHORT-TERM MUNICIPAL SECURITIES--5.5%
                1,000,000  Dade County Industrial
                              Development Auth. Exempt
                              Facilities Rev., (Florida Power &
                              Light Co.), VRDN, 3.30%,
                              12/2/98                                1,000,000
                1,000,000  Florida Board of Education Capital
                              Outlay GO Trust Receipts, VRDN,
                              3.45%, 12/3/98 (SBBPA:
                              Societe Generale) (Acquired
                              11/6/98, Cost $1,000,000)(4)           1,000,000
                                                                  -------------
TOTAL SHORT-TERM MUNICIPAL SECURITIES                                2,000,000
                                                                  -------------
   (Cost $2,000,000)

TOTAL INVESTMENT SECURITIES--100.0%                                $36,365,134
                                                                  =============
   (Cost $35,320,378)

See Notes to Financial Statements


                                                  www.americancentury.com      9


Florida Intermediate-Term--Sch. of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 1998 (UNAUDITED)

NOTES TO SCHEDULE OF INVESTMENTS

AMBAC = AMBAC Assurance Corporation

COP = Certificates of Participation

FGIC = Financial Guaranty Insurance Co.

FNMA = Federal National Mortgage Association

FSA = Financial Security Assurance Inc.

GNMA = Government National Mortgage Association

GO = General Obligation

GTEED = Connecticut General Life Guaranty Agreement

MBIA = MBIA Insurance Corp.

SBBPA = Standby Bond Purchase Agreement

VRDN = Variable Rate Demand Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective November 30, 1998.

(1)  When-issued security.

(2) Security, or a portion thereof, has been segregated at the custodian bank for when-issued securities.

(3) Escrowed to maturity in U.S. government or state and local government securities.

(4) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement, and unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at November 30, 1998, was $1,000,000 which represented 2.9% of net assets.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule tells you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* the principal amount of each investment

* the market value of each investment

* the percent and dollar breakdown of each investment category

                                              See Notes to Financial Statements


10      1-800-345-2021


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

NOVEMBER 30, 1998 (UNAUDITED)

ASSETS
Investment securities, at value
  (identified cost of $35,320,378)
  (Note 3) ................................................          $36,365,134
Investment in affiliated money
  market fund (Note 2) ....................................              310,629
Interest receivable .......................................              445,496
                                                                     -----------
                                                                      37,121,259
                                                                     -----------
LIABILITIES
Disbursements in excess
  of demand deposit cash ..................................            1,491,559
Payable for investments purchased .........................            1,051,688
Payable for capital shares redeemed .......................                6,829
Dividends payable .........................................               12,558
Accrued management fees
  (Note 2) ................................................               14,189
Payable for trustees' fees
  and expenses ............................................                  128
                                                                     -----------
                                                                       2,576,951
                                                                     -----------
Net Assets ................................................          $34,544,308
                                                                     ===========
CAPITAL SHARES
Outstanding (unlimited number
  of shares authorized) ...................................            3,212,692
                                                                     ===========
Net Asset Value Per Share .................................          $     10.75
                                                                     ===========
NET ASSETS CONSIST OF:
Capital paid in ...........................................          $33,110,068
Accumulated undistributed net
  realized gain on investments ............................              389,484
Net unrealized appreciation
  on investments (Note 3) .................................            1,044,756
                                                                     -----------
                                                                     $34,544,308
                                                                     ===========

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF ASSETS AND LIABILITIES--This statement details what the fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund's net assets. The net assets divided by the total number of fund shares outstanding gives you the price of an individual share, or the net asset value per share.

NET ASSETS are also broken down by capital (money invested by shareholders); net gains earned on investment activity but not yet paid to shareholders or net losses on investment activity (known as realized gains or losses); and gains or losses on securities still owned by the fund (known as unrealized appreciation or depreciation). This breakdown tells you the value of net assets that are performance-related, such as investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

See Notes to Financial Statements


                                                 www.americancentury.com      11


Statement of Operations
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED NOVEMBER 30, 1998 (UNAUDITED)

INVESTMENT INCOME
Income:
Interest ...................................................          $  747,321
                                                                      ----------
Expenses (Note 2):
Management fees ............................................              79,758
Trustees' fees and expenses ................................               2,153
                                                                      ----------
                                                                          81,911
                                                                      ----------
Net investment income ......................................             665,410
                                                                      ----------
REALIZED AND UNREALIZED
GAIN ON INVESTMENTS (NOTE 3)
Net realized gain on investments ...........................             257,208
Change in net unrealized appreciation
  on investments ...........................................             297,965
                                                                      ----------
Net realized and unrealized
  gain on investments ......................................             555,173
                                                                      ----------
Net Increase in Net Assets
  Resulting from Operations ................................          $1,220,583
                                                                      ==========

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF OPERATIONS--This statement breaks down how the fund's net assets changed during the period as a result of the fund's operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions.

Fund OPERATIONS include:

* interest income earned from investments

* management fees and other expenses

* gains or losses from selling investments (known as realized gains or losses)

* gains or losses on current fund holdings (known as unrealized appreciation or depreciation)

                                              See Notes to Financial Statements


12      1-800-345-2021


Statements of Changes in Net Assets
--------------------------------------------------------------------------------

SIX MONTHS ENDED NOVEMBER 30, 1998 (UNAUDITED) AND YEAR ENDED MAY 31, 1998

Increase in Net Assets
                                                   NOVEMBER 30,       MAY 31,
                                                      1998             1998
OPERATIONS
Net investment income ....................      $    665,410       $  1,042,897
Net realized gain on investments .........           257,208            397,759
Change in net unrealized
  appreciation on investments ............           297,965            439,483
                                                ------------       ------------
Net increase in net assets
  resulting from operations ..............         1,220,583          1,880,139
                                                ------------       ------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income ...............          (665,410)        (1,042,897)
From net realized gains on
  investment transactions ................              --             (316,935)
                                                ------------       ------------
Decrease in net assets
  from distributions .....................          (665,410)        (1,359,832)
                                                ------------       ------------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ................         8,149,497         28,435,575
Proceeds from reinvestment
  of distributions .......................           389,269            976,870
Payments for shares redeemed .............        (4,154,843)       (16,840,155)
                                                ------------       ------------
Net increase in net assets
  from capital share transactions ........         4,383,923         12,572,290
                                                ------------       ------------
Net increase in net assets ...............         4,939,096         13,092,597

NET ASSETS
Beginning of period ......................        29,605,212         16,512,615
                                                ------------       ------------
End of period ............................      $ 34,544,308       $ 29,605,212
                                                ============       ============

TRANSACTIONS IN
SHARES OF THE FUND
Sold .....................................           761,666          2,709,826
Issued in reinvestment
  of distributions .......................            36,518             92,680
Redeemed .................................          (389,384)        (1,596,282)
                                                ------------       ------------
Net increase .............................           408,800          1,206,224
                                                ============       ============

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF CHANGES IN NET ASSETS--These statements show how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of:

* operations--a summary of the Statement of Operations from the previous page for the most recent period

* distributions--income and gains distributed to shareholders

* capital share transactions--shareholders' purchases, reinvestments, and redemptions

Net assets at the beginning of the period plus the sum of operations, distributions to shareholders and capital share transactions results in net assets at the end of the period.

See Notes to Financial Statements


                                                 www.americancentury.com      13


Notes to Financial Statements
--------------------------------------------------------------------------------

NOVEMBER 30, 1998 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION--American Century Municipal Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end management investment company. American Century - Benham Florida Intermediate-Term Municipal Fund (the
Fund) is one of the eight Funds issued by the Trust. The Fund is non-diversified under the 1940 Act. Its investment objective is to seek as high a level of current income exempt from federal income taxes as is consistent with prudent investment management and conservation of shareholders' capital. The Fund invests primarily in Florida municipal obligations. The Fund concentrates its investments in a single state and therefore may have more exposure to credit risk related to the state of Florida than a fund with a broader geographical diversification. The following significant accounting policies are in accordance with generally accepted accounting principles.

     SECURITY VALUATIONS--Portfolio securities held by the Fund are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

     SECURITY TRANSACTIONS--Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

     INVESTMENT INCOME--Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

     INCOME TAX STATUS--It is the Fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

     DISTRIBUTIONS TO SHAREHOLDERS--Distributions from net investment income are declared daily and distributed monthly. Distributions from net realized capital gains are declared and paid annually.

     On December 11, 1998, the Fund declared and paid a distribution of $0.1121 per share from net realized gains on investments to shareholders of record on that date.

     The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net capital gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

     FUTURES CONTRACTS--The Fund may buy and sell interest rate futures contracts relating to debt securities and write and buy put and call options relating to interest rate futures contracts. The Fund may use futures and options transactions to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns when a futures contract is priced more attractively than its underlying security or index. One of the risks of entering into futures contracts may include the possibility that the changes in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the Fund. The variation margin is equal to the daily change in the contract value and is recorded as an unrealized gain or loss. The Fund recognizes a realized gain or loss when the contract is closed or expires. There were no open futures contracts at November 30, 1998.

     ADDITIONAL INFORMATION--Funds Distributor, Inc. (FDI) is the Trust's distributor. Certain officers of FDI are also officers of the Trust.


14      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

     The Trust has entered into a Management Agreement with ACIM that provides the Fund with investment advisory and management services in exchange for a single, unified management fee. Expenses excluded from the agreement are brokerage, taxes, portfolio insurance, interest, fees and expenses of those Trustees who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses. The annual rate at which this fee is assessed is determined monthly in a two-step process: First, a fee rate schedule is applied to the net assets of all of the funds in the Fund's investment category which are managed by ACIM (the "Investment Category Fee"). The overall investment objective of each Fund determines its Investment Category. The three investment categories are: the Money Market Fund Category, the Bond Fund Category, and the Equity Fund Category. The Fund is included in the Bond Fund Category. Second, a separate fee rate schedule is applied to the net assets of all of the funds managed by ACIM (the "Complex Fee"). The Investment Category Fee and the Complex Fee are then added to determine the unified management fee rate. The management fee is paid monthly by the Fund based on its average daily closing net assets during the previous month multiplied by the monthly management fee rate.

     The annualized Investment Category Fee schedule for the Fund is as follows

     0.2800% of the first $1 billion
     0.2280% of the next $1 billion
     0.1980% of the next $3 billion
     0.1780% of the next $5 billion
     0.1650% of the next $15 billion
     0.1630% of the next $25 billion
     0.1625% of the average daily net assets over $50 billion

     The annualized Complex Fee schedule is as follows:

     0.3100% of the first $2.5 billion
     0.3000% of the next $7.5 billion
     0.2985% of the next $15 billion
     0.2970% of the next $25 billion
     0.2960% of the next $50 billion
     0.2950% of the next $100 billion
     0.2940% of the next $100 billion
     0.2930% of the next $200 billion
     0.2920% of the next $250 billion
     0.2910% of the next $500 billion
     0.2900% of the average daily net assets over $1,250 billion

     Certain officers and trustees of the Trust are also officers and/or directors, and, as a group, controlling stockholders of American Century
Companies, Inc., the parent of the Trust's investment manager, ACIM, and the Trust's transfer agent, American Century Services Corporation.

     As of November 30, 1998, the Fund had invested $310,629 in shares of American Century - Benham Florida Municipal Money Market Fund (Money Market
Fund). The terms of the transaction were identical to those with non-related entities except that, to avoid duplicative management fees, the Fund did not pay ACIM management fees with respect to assets invested in the Money Market Fund.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

     Purchases and sales of municipal debt obligations, excluding short-term investments, totaled $30,242,753 and $26,037,068, respectively.

     As of November 30, 1998, accumulated net unrealized appreciation for the Fund was $1,044,756, which consisted of unrealized appreciation of $1,059,784 and unrealized depreciation of $15,028. The aggregate cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.

--------------------------------------------------------------------------------
4. BANK LOANS

     Effective December 18, 1998, the Fund, along with certain other funds managed by ACIM, entered into an unsecured $570,000,000 bank line of credit agreement with Chase Manhattan. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%.


                                                 www.americancentury.com      15


Florida Intermediate-Term--Financial Highlights
--------------------------------------------------------------------------------

    FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MAY 31 (EXCEPT AS NOTED)

                                        1998(1)            1998            1997           1996          1995        1994(2)
PER-SHARE DATA
Net Asset Value,
Beginning of Period .................$    10.56        $    10.34     $    10.18     $    10.30     $    10.11    $    10.00
                                     ----------        ----------     ----------     ----------     ----------    ----------
Income From Investment
Operations
  Net Investment Income .............      0.22              0.45           0.46           0.52           0.52          0.07
  Net Realized and Unrealized
  Gain (Loss)
  on Investment Transactions ........      0.19              0.38           0.20          (0.08)          0.19          0.11
                                     ----------        ----------     ----------     ----------     ----------    ----------
  Total From Investment Operations ..      0.41              0.83           0.66           0.44           0.71          0.18
                                     ----------        ----------     ----------     ----------     ----------    ----------
Distributions
  From Net Investment Income ........     (0.22)            (0.45)         (0.46)         (0.52)         (0.52)        (0.07)
  From Net Realized Capital Gains ...      --               (0.16)         (0.04)         (0.04)          --            --
                                     ----------        ----------     ----------     ----------     ----------    ----------
  Total Distributions ...............     (0.22)            (0.61)         (0.50)         (0.56)         (0.52)        (0.07)
                                     ----------        ----------     ----------     ----------     ----------    ----------
Net Asset Value, End of Period ......$    10.75        $    10.56     $    10.34     $    10.18     $    10.30    $    10.11
                                     ==========        ==========     ==========     ==========     ==========    ==========
  Total Return(3) ...................      3.95%             8.20%          6.63%          4.34%          7.31%         1.79%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets .............      0.51%(4)          0.54%          0.65%          0.13%          --            --
Ratio of Operating Expenses
  to Average Net Assets
  (Before Expense Waiver) ...........      0.51%(4)          0.58%          0.86%          0.88%          1.09%         1.92%(4)
Ratio of Net Investment Income
  to Average Net Assets .............      4.12%(4)          4.28%          4.42%          5.05%          5.23%         5.02%(4)
Ratio of Net Investment Income
  to Average Net Assets
  (Before Expense Waiver) ...........      4.12%(4)          4.24%          4.21%          4.30%          4.14%         3.10%(4)
Portfolio Turnover Rate .............        82%              154%            82%            66%            37%            6%
Net Assets, End of Period
(in thousands) ......................$   34,544        $   29,605     $   16,513     $   10,319     $    9,532    $    5,892

(1) Six months ended November 30, 1998 (unaudited).

(2) April 11, 1994 (inception) through May 31, 1994.

(3) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--This statement itemizes current period activity and statistics and provides comparison data for the last five fiscal years.

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income and capital gains or losses

* income and capital gains distributions paid to shareholders

* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

* portfolio turnover--the percentage of the portfolio that was replaced during the period

                                              See Notes to Financial Statements


16      1-800-345-2021


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     The Benham Group offers 38 fixed-income funds, ranging from money market funds to long-term bond funds and including both taxable and tax-exempt funds. Each fund is managed to provide a "pure play" on a specific sector of the fixed-income market. To ensure adherence to this principle, the basic structure of each fund's portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions. Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, the fund has its own investment policies:

     FLORIDA INTERMEDIATE-TERM MUNICIPAL is a variable-price bond fund that invests primarily in intermediate-term Florida municipal securities with maturities of four or more years. The fund maintains a weighted average maturity of 5-10 years.

     Depending on your tax status, investment income may be subject to the federal alternative minimum tax. Capital gains are not exempt from federal income tax.

     Fund shares are intended to be exempt from the Florida intangibles tax.

COMPARATIVE INDICES

     The following index is used in the report as a fund performance comparison. It is not an investment product available for purchase.

     The LEHMAN 5-YEAR MUNICIPAL GENERAL OBLIGATION INDEX is a municipal bond index composed of more than 11,000 bonds with maturities of four to six years. The bonds are rated BBB or higher by Standard & Poor's, with an average rating of AA. The average maturity of the index is five years.

LIPPER RANKINGS

     LIPPER INC. is an independent mutual fund ranking service. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

     The funds in Lipper's FLORIDA INTERMEDIATE MUNICIPAL DEBT FUNDS category invest at least 65% of their assets in municipal debt issues that are exempt from taxation in Florida, with dollar-weighted average maturities of 5-10 years

CREDIT RATING GUIDELINES

     Credit ratings are issued by independent research companies such as Standard & Poor's and Moody's. Ratings are based on an issuer's financial strength and ability to pay interest and principal in a timely manner.

     It's important to note that credit ratings are subjective, reflecting the opinions of the rating agencies; they are not absolute standards of quality.

     Securities rated AAA, AA, A or BBB are considered "investment grade," meaning they're relatively safe from default.

[right margin]

INVESTMENT TEAM LEADERS
  PORTFOLIO MANAGERS
     KEN SALINGER
     DAVE MACEWEN
  MUNICIPAL CREDIT RESEARCH DIRECTOR
     STEVEN PERMUT


                                                 www.americancentury.com      17


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year returns, please refer to the "Financial Highlights" on page 16.

YIELDS

* 30-DAY SEC YIELD represents net investment income earned by the fund over a 30-day period, expressed as an annualized percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

* TAX-EQUIVALENT YIELDS show the taxable yields that investors in a federal income tax bracket would have to earn before taxes to equal the fund's tax-free yield.

INVESTMENT TERMS

* BASIS POINT--a basis point equals one one-hundredth of a percentage point (or 0.01%). Therefore, 100 basis points equals one percentage point (or 1%).

* YIELD CURVE--a graphic representation of the relationship between maturity and
yield  for  fixed-income   securities.   Yield  curve  graphs  plot  lengthening
maturities along the horizontal axis and rising yields along the vertical axis.

PORTFOLIO STATISTICS

* NUMBER OF SECURITIES--the number of different securities held by a fund on a given date.

* WEIGHTED AVERAGE MATURITY (WAM)--a measurement of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount.

* AVERAGE DURATION--another measure of the sensitivity of a fixed-income portfolio to interest rate changes. Duration is a time-weighted average of the interest and principal payments of the securities in a portfolio.

* EXPENSE RATIO--the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

TYPES OF MUNICIPAL SECURITIES

* COPS/LEASES--securities issued to finance public property improvements (such as city halls and police stations) and equipment purchases. Certificates of participation represent long-term debt obligations, while leases have a higher risk profile than GOs because they require annual appropriation.

* GO BONDS--general obligation securities backed by the taxing power of the issuer.

* LAND-SECURED BONDS--securities such as Mello-Roos bonds and 1915-Act bonds that are issued to finance real estate development projects.

* PREREFUNDED BONDS/ETM BONDS--securities refinanced or escrowed to maturity by the issuer because of their premium coupons (higher-than-market interest rates). These bonds tend to have higher credit ratings because they are backed by Treasury securities.

* REVENUE BONDS--securities backed by revenues from sales taxes or from a specific project, system, or facility (such as a hospital, electric utility, or water system).


18      1-800-345-2021


Notes
--------------------------------------------------------------------------------


                                                 www.americancentury.com      19


Notes
--------------------------------------------------------------------------------


20      1-800-345-2021


[inside back cover]

AMERICAN CENTURY FUNDS
-------------------------------------------------------------------------------

BENHAM GROUP(reg.sm)
TAXABLE BOND FUNDS
U.S. TREASURY & GOVERNMENT
   Short-Term Treasury
   Short-Term Government
   GNMA
   Intermediate-Term Treasury
   Long-Term Treasury
   Inflation-Adjusted Treasury
   Target Maturities Trust: 2000
   Target Maturities Trust: 2005
   Target Maturities Trust: 2010
   Target Maturities Trust: 2015
   Target Maturities Trust: 2020
   Target Maturities Trust: 2025
CORPORATE & DIVERSIFIED
   Limited-Term Bond
   Intermediate-Term Bond
   Bond
   Premium Bond
   High-Yield Bond
INTERNATIONAL
   International Bond

TAX-FREE & MUNICIPAL BOND FUNDS
MULTIPLE-STATE
   Limited-Term Tax-Free
   Intermediate-Term Tax-Free
   Long-Term Tax-Free
   High-Yield Municipal
SINGLE-STATE
   Arizona Intermediate-Term Municipal
   California High-Yield Municipal
   California Insured Tax-Free
   California Intermediate-Term Tax-Free
   California Limited-Term Tax-Free
   California Long-Term Tax-Free
   Florida Intermediate-Term Municipal

MONEY MARKET FUNDS
TAXABLE
   Capital Preservation
   Government Agency Money Market
   Premium Capital Reserve
   Premium Government Reserve
   Prime Money Market
TAX-FREE & MUNICIPAL
   California Municipal Money Market
   California Tax-Free Money Market
   Florida Municipal Money Market
   Tax-Free Money Market

AMERICAN CENTURY(reg.sm) GROUP
ASSET ALLOCATION
   Strategic Allocation: Conservative
   Strategic Allocation: Moderate
   Strategic Allocation: Aggressive
BALANCED
   Balanced
CONSERVATIVE EQUITY
   Income and Growth
   Equity Income
   Value
   Equity Growth
SPECIALTY
   Utilities
   Real Estate
   Global Natural Resources
   Global Gold
SMALL CAP
   Small Cap Quantitative
   Small Cap Value

TWENTIETH CENTURY GROUP
GROWTH
   Select
   Heritage Growth
   Ultra
AGGRESSIVE GROWTH
   Vista
   Giftrust
   New Opportunities
INTERNATIONAL GROWTH
   International Growth
   International Discovery
   Emerging Markets
GLOBAL
   Global Growth

Please call for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[right margin]

[american century logo(reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI
64141-6200

INVESTOR SERVICES:
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 OR 816-444-3485

FAX: 816-340-7962

INTERNET: WWW.AMERICANCENTURY.COM


AMERICAN CENTURY MUNICIPAL TRUST


INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI


THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

FUNDS DISTRIBUTOR, INC.
(c) 1998 AMERICAN CENTURY SERVICES CORPORATION


[recycled logo]
Recycled


[back cover]


American Century Investments                                     BULK RATE
P.O. Box 419200                                              U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                   AMERICAN CENTURY
www.americancentury.com                                          COMPANIES



9901                                                    Funds Distributor, Inc.
SH-BKT-15065                      (c)1998 American Century Services Corporation

[front cover]                                                 NOVEMBER 30, 1998

SEMIANNUAL REPORT
----------------
AMERICAN CENTURY

                              [graphic of stairs]

BENHAM GROUP
------------------------------------
TAX-FREE MONEY MARKET

                                                 [american century logo(reg.sm)]
                                                                        American
                                                                         Century

[inside front cover]


AMERICAN CENTURY BROKERAGE
--------------------------------------------------------------------------------

     We're pleased to introduce American Century's new brokerage service, which offers a wide range of investment options and features:

     * FundChoice Service--Invest in over 8,000 no-load and load mutual funds from hundreds of different fund companies, many with no transaction fees

     *  Buy individual stocks and bonds

     * 24-hour Internet and automated phone trades are just $24.95 for up to 1,000 shares of stock, and 2 cents per share thereafter

     *  Strong research capability

        *   Build and track model portfolios

        *   Get news, quotes and charts

        *   Check free Standard & Poor's stock reports

        * Access Wall Street on Demand(tm), a research service with more than 500,000 reports on industry trends, corporate earnings, and mutual fund analysis

     *  Track your brokerage account on one easy-to-read statement

     * Unlimited check writing and a Gold MasterCard(reg.tm) ATM/debit card with an American Century Brokerage Access AccountSM (minimum $10,000)

To talk with a Brokerage Associate, call 1-888-345-2071.

WHAT'S NEW . . .

    AMERICAN CENTURY CATALOG OF TOOLS & SERVICES lists all the free educational materials available to investors.

    We now have FOUR-PAGE PROFILES of many of our funds. The profiles follow a standard SEC format and are intended to allow investors to compare funds easily. You can request a profile or the full prospectus. Full prospectuses contain more detailed fund information and you will continue to receive one after investing.

    In 1999, we will provide SIMPLIFIED PROSPECTUSES that highlight important information about our funds, including fees and expenses. More detailed data will be in the Statement of Additional Information.

    To order any of these materials, please call 1-800-345-2021.

[left margin]

BENHAM GROUP
TAX-FREE MONEY MARKET
(BNTXX)
----------------------------------


Our Message to You
--------------------------------------------------------------------------------
/photo of James E. Stowers III and James E. Stowers, Jr./
James E. Stowers III, seated, with James E. Stowers, Jr.

     Money market funds such as Tax-Free Money Market reaffirmed their value during the six months ended November 30, 1998, a period of extreme market turbulence. Weakening economic and financial conditions, brought on by problems in Asia, Russia, and Latin America, led to significant stock market volatility and a dramatic decline in interest rates.

     Volatility was so rampant that the U.S. central bank, the Federal Reserve, cut short-term interest rates three times to help stabilize markets worldwide. Money market yields fell in anticipation of the rate cuts, but money market values remained stable amid the ups and downs in bond and stock prices.

     The third quarter of 1998 served as a good example of the markets' extremes. Several major U.S. stock indices hit record highs in mid-July before plunging 20% in the following six weeks. In the bond market, high demand for the safety of Treasury bonds pushed yields down to their lowest levels ever, but demand for corporate bonds thinned to the point where trading was all but impossible.

     This type of investment environment illustrates the importance of a well-diversified investment portfolio. Allocating your assets among stocks, bonds, and money market funds can help weatherproof your portfolio against dramatic changes in the economic or investment climate.

     Tax-Free Money Market continued to provide more federal tax-exempt income than most of its peers. We accomplished this by waiving management expenses for part of the period and by adding short-term municipal securities to the portfolio when supply and demand fluctuations created favorable buying opportunities. Our credit research team also closely monitored the financial health of the banks that back municipal securities, helping the fund managers maintain Tax-Free Money Market's high credit quality.

     Another situation we've been watching closely is preparation of the world's computer systems for the year 2000. At American Century, we're devoting substantial resources to this endeavor. Throughout 1999, our technology team will be extensively testing our systems, including those involved with performance and dividend payments.

     Thank you for your continued investment with American Century.

Sincerely,

/s/James E. Stowers, Jr.                 /s/James E. Stowers III
James E. Stowers, Jr.                    James E. Stowers III
Chairman of the Board and Founder        Chief Executive Officer


[right margin]

               Table of Contents
   Report Highlights ......    2
   Services Update ........    3
TAX-FREE MONEY MARKET
   Performance Information     4
   Management Q&A .........    5
   Portfolio Composition
   by Security Type .......    5
   Portfolio Composition
   by Credit Rating .......    6
   Schedule of Investments     7
FINANCIAL STATEMENTS
   Statement of Assets and
   Liabilities ............   13
   Statement of Operations    14
   Statements of Changes
   in Net Assets ..........   15
   Notes to Financial
   Statements .............   16
   Financial Highlights ...   18
OTHER INFORMATION
   Background Information
      Investment Philosophy
      and Policies ........   19
      Lipper Rankings .....   19
      Credit Rating
      Guidelines ..........   19
      Investment and Credit
      Research Teams ......   19
   Glossary ...............   20


                                                  www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

FUND HIGHLIGHTS

* Tax-Free Money Market continued to provide a higher level of federal tax-exempt income than the average tax-free money market fund.

* Lipper Inc. ranked Tax-Free Money Market number one among 133 "Tax-Exempt Money Market Funds" for the 12 months ended November 30.

* Tax-Free Money Market's exceptional performance is due in part to a promotional program in which we waived management expenses.

* The full expense waiver expired in August, and we gradually reinstated management fees until December.

* The seven-day current yield declined because of the reinstatement of expenses and market factors that caused interest rates to decline.

* Even at full expenses, Tax-Free Money Market's management fees are lower than approximately 75% of tax-free money market funds according to Lipper, which should help keep the fund's yield competitive.

* We continue to manage the portfolio's credit quality conservatively. We don't take on inappropriate credit risk to boost the fund's yield.

MARKET HIGHLIGHTS

* U.S. interest rates in general declined because of weakening global economic conditions in the wake of a series of financial crises in Asia, Russia, and Latin America.

* The Federal Reserve cut short-term interest rates three times from September through November to stabilize global markets and stimulate the U.S.
    economy.

* Money market yields declined in anticipation of the Fed's interest rate cuts.

* After successfully stabilizing global financial markets with its interest rate cuts, we expect the Fed to take a "wait-and-see" approach to interest rate policy. We won't be surprised if the Fed is done cutting interest rates for a while.


[left margin]

"LIPPER INC. RANKED TAX-FREE MONEY MARKET NUMBER ONE AMONG 133 'TAX-EXEMPT MONEY MARKET FUNDS' FOR THE 12 MONTHS ENDED NOVEMBER 30."

           TAX-FREE MONEY MARKET
                  (BNTXX)
TOTAL RETURNS:              AS OF 11/30/98
    6 Months                      1.68%(1)
    1 Year                           3.56%
NET ASSETS:                 $432.9 million
7-DAY CURRENT YIELD:              2.97%(2)
INCEPTION DATE:                    7/31/84

(1)  Not annualized.
(2)  Without the fee waiver, the fund's yield would have been 2.87%

See Total Returns on page 4.
Investment terms are defined in the Glossary on page 20.


2      1-800-345-2021


Services Update
--------------------------------------------------------------------------------

     We get many questions from money market investors about our services. Here are answers to several frequently asked questions.

CAN I MAKE DIRECT DEPOSITS INTO MY MONEY MARKET FUND?

     Yes. Give us a call, and we can send you the information you need to set up direct deposit of your paycheck, Social Security check, Treasury Direct interest payment, military allotment, or payments from other government agencies.

WHAT IS THE HOLDING PERIOD ON NEW DEPOSITS INTO MY ACCOUNT?

     Generally there is an eight-business-day holding period for deposited funds (initial investments in a new account are held for 15 calendar days). There is a one-day holding period for U.S. Treasury checks, money orders, and travelers' checks.

IS THERE AN EASY WAY TO MOVE MONEY FROM MY MONEY MARKET ACCOUNT INTO MY STOCK AND BOND FUND ACCOUNTS ON A REGULAR BASIS, FOR DOLLAR-COST-AVERAGING PURPOSES?

     Yes. Our "Automatic Exchange" plan allows regularly scheduled automatic transfers from your American Century money market fund into any of your variable-price American Century stock or bond funds. You can arrange for this service with a phone call.

IS THERE A LIMIT TO THE NUMBER OF EXCHANGES I CAN MAKE OUT OF MY MONEY MARKET FUND?

     If you are exchanging from your money market fund into your bond or stock fund, there is no limit. However, there is a limit of six exchanges per calendar year out of your bond and stock funds.

     Exchanges can be made by:

     * calling an Investor Services Representative at 1-800-345-2021

     * calling our Automated Information Line at 1-800-345-8765*

     * writing us a letter

     * visiting our Web site at
       www.americancentury.com*

IS THERE A FEE FOR WRITING CHECKS AGAINST MY MONEY MARKET FUND?

     No. You can write as many checks as you like at no charge, as long as each check is for $100 or more.

IF  YOU  HAVE  ANY  QUESTIONS   ABOUT  OUR  SERVICES,   CALL  US  TOLL  FREE  AT
1-800-345-2021 OR E-MAIL US AT OUR WEB SITE (WWW.AMERICANCENTURY.COM).

* Requires shareholder authorization.

[right margin]

Accessing your money. . .
WE CAN SEND A CHECK DIRECTLY TO YOU AT YOUR ADDRESS OF RECORD. ALL YOU NEED TO DO IS GIVE US A CALL OR WRITE US A LETTER REQUESTING THE CHECK. WE CAN ALSO MAKE AUTOMATIC DEPOSITS FROM YOUR MONEY MARKET FUND TO YOUR BANK ACCOUNT.


                                                  www.americancentury.com      3


Tax-Free Money Market--Performance
--------------------------------------------------------------------------------
TOTAL RETURNS AS OF NOVEMBER 30, 1998
                                       INCEPTION 7/31/84
                          TAX-FREE       TAX-EXEMPT MONEY MARKET FUNDS(2)
                        MONEY MARKET    AVERAGE RETURN     FUND'S RANKING
------------------------------------------------------------------------
6 MONTHS(1) ..............  1.68%           1.43%                --
1 YEAR ...................  3.56%           2.96%           1 OUT OF 133
------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS ..................  3.30%           3.01%           8 OUT OF 124
5 YEARS ..................  3.09%           2.92%           15 OUT OF 105
10 YEARS .................  3.59%           3.50%           14 OUT OF 70

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

See pages 19-20 for more information about returns and Lipper fund rankings.

Returns and rankings would have been lower if management fees had not been waived.

PORTFOLIO AT A GLANCE
                            11/30/98          5/31/98
NUMBER OF SECURITIES          103               103
WEIGHTED AVERAGE
  MATURITY                  34 DAYS           55 DAYS
EXPENSE RATIO               0.17%*            0.04%*

* American Century Investment Management, Inc. voluntarily waived its management fee from August 1, 1997, through July 31, 1998. In absence of the waiver, the fund's expense ratio would have been 0.50% for the six months ended November 30, 1998 and 0.52% for the year ended May 31, 1998.

YIELDS AS OF NOVEMBER 30, 1998

7-DAY CURRENT YIELD
                              2.97%
7-DAY EFFECTIVE YIELD
                              3.01%
7-DAY TAX-EQUIVALENT YIELDS
  28.0% TAX BRACKET           4.13%
  31.0% TAX BRACKET           4.30%
  36.0% TAX BRACKET           4.64%
  39.6% TAX BRACKET           4.92%

Yields  would  have  been  2.87%,   2.91%,   4.03%,  4.20%,  4.54%,  and  4.82%,
respectively, if management fees had not been waived.

Past performance does not guarantee future results.

Money market funds are neither insured nor guaranteed by the FDIC or any other government agency.

Yields will fluctuate, and although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. The 7-day yield more closely reflects earnings of the fund than the total return.


4      1-800-345-2021


Tax-Free Money Market--Q&A
--------------------------------------------------------------------------------
/photo of Bryan Karcher/

     An interview with Bryan Karcher, a portfolio manager on the Tax-Free Money Market investment team.

HOW DID TAX-FREE MONEY MARKET PERFORM DURING THE SIX MONTHS ENDED NOVEMBER 30, 1998?

     Tax-Free Money Market continued to provide a higher level of federal tax-exempt income than the average tax-free money market fund. The fund's total return was 1.68%, compared with the 1.43% average return of the 133 "Tax-Exempt Money Market Funds" tracked by Lipper Inc. (formerly Lipper Analytical Services). This performance put Tax-Free Money Market in the top 2% of the funds in its Lipper category. In addition, Lipper ranked the fund number one out of the 133 funds in its category for the 12 months ended November 30. During that period, Tax-Free Money Market's total return was 3.56%, compared with 2.96% for the Lipper average. (See the Total Returns table on the previous page for other fund performance comparisons.)

WHY DID TAX-FREE MONEY MARKET PERFORM SO WELL?

     A major reason was a promotional program in which we completely waived management expenses from August 1, 1997, to July 31, 1998, and partially waived expenses from August 1, 1998, to November 30, 1998. We started reinstating expenses in August 1998 at a rate of 10 basis points (0.10% --a basis point equals 0.01%) per month. By December, the fund reached its full expense ratio of 50 basis points.

HOW DOES THE FUND'S FULL EXPENSE RATIO COMPARE WITH THE EXPENSE RATIOS OF OTHER TAX-FREE MONEY MARKET FUNDS?

     Very favorably. Even without the expense waiver, Tax-Free Money Market's expenses are lower than approximately 75% of tax-free money market funds, according to Lipper.

YOUR RELATIVE PERFORMANCE WAS STRONG, BUT THE FUND'S YIELD DECLINED. WHY?

     The current yield declined from 3.90% on May 31 to 2.97% on November 30, due partly to the reinstatement of expenses, but also due to an overall decline in interest rates. Interest rates tend to fall when the economy weakens --lower interest rates help stimulate growth. When it appeared the U.S. economy was heading for recession as a result of economic and financial turmoil overseas, the Federal Reserve (the Fed), the U.S. central bank, cut short-term interest rates three times between late September and mid-November. The yields on money market securities declined in anticipation of the Fed's actions.

HOW DID THE FED'S ACTIONS INFLUENCE YOUR MANAGEMENT OF THE FUND?

     The Fed's rate cuts caused us to extend Tax-Free Money Market's weighted average maturity (WAM) in September. When the Fed starts cutting rates and more cuts are anticipated, we want to lock in the highest possible yields for the longest period of time. To do this, we typically buy longer-term

[right margin]

"TAX-FREE MONEY MARKET CONTINUED TO PROVIDE A HIGHER LEVEL OF FEDERAL TAX-EXEMPT INCOME THAN THE AVERAGE TAX-FREE MONEY MARKET FUND."

PORTFOLIO COMPOSITION BY SECURITY TYPE

AS OF NOVEMBER 30, 1998
VRDNs                 82%
Put Bonds              9%
Bonds
 less than 1 Year      7%
Municipal Notes        2%

AS OF MAY 31, 1998
VRDNs                 82%
Other                  3%
Bonds
 less than 1 Year     12%
Municipal Notes        2%
Commercial Paper       1%

Security types are defined on page 20.


                                                  www.americancentury.com      5


Tax-Free Money Market--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

securities. Fortunately, longer-term muni money market securities were priced attractively in September. That's because many corporations sold municipal securities to make corporate tax payments on September 15, increasing supply and reducing demand.

     We determine the relative attractiveness of one-year munis by looking at their yields in relation to Treasury yields. During September, one-year muni yields as a percentage of one-year Treasury yields climbed from about 67% to 75%. We consider anything above 70% attractive. With one-year muni yields at such a relatively high level, we bought one-year munis and extended the fund's WAM by about 10 days at the end of September.

TAX-FREE MONEY MARKET'S WAM FELL FROM 55 DAYS ON MAY 31 TO 34 DAYS ON NOVEMBER 30 EVEN THOUGH YOU EXTENDED THE WAM DURING SEPTEMBER. WHY?

     Focusing on the WAM's decline during that period is a little misleading. We often increase our holdings of longer-term securities in April and May, which significantly boosts the May 31 WAM. That's when one-year munis are competitively priced--shareholders are withdrawing money from muni money market funds to pay their income taxes, which reduces demand (and prices) and boosts supply (and yields).

     After tax season, we didn't make significant additional long-term purchases until early fall. If we don't purchase notes for a while, the portfolio's notes steadily decline in maturity ("roll down"), and the WAM declines.

WHAT STEPS HAVE YOU TAKEN TO KEEP TAX-FREE MONEY MARKET'S CREDIT QUALITY HIGH?

     We continue to be very conservative, more so than the SEC requires in terms of the credit quality of the fund's holdings. We are very careful to purchase securities that are backed by strong financial institutions. As a result, we haven't owned Japanese bank-backed paper since December 1997. Furthermore, our credit analysis team is now carefully evaluating European banks, many of which may not be prepared for the year 2000 computer problem.

WHAT IS YOUR OUTLOOK FOR SHORT-TERM INTEREST RATES AND FUND STRATEGY?

     The U.S. economy remains vulnerable to financial events overseas, but it also was bolstered by the Fed's interest rate cuts. Consumer confidence and spending remain strong, but they're being offset by weakness in the corporate and manufacturing sectors. The Fed may need time to evaluate these mixed signals and the results of its rate cuts in 1998. Therefore, we expect the Fed to take a "wait-and-see" approach to interest rate policy, with no additional interest rate cuts for a while. This argues for greater interest rate stability in early 1999, barring any cataclysmic events.

     We'll continue to emphasize conservative credit standards. In addition, we'll attempt to maintain a competitive yield by monitoring supply and demand in the marketplace and the yield relationships between variable-rate demand notes (VRDNs), six-month munis, one-year munis, and comparable-maturity Treasurys.

[left margin]

"WE ARE VERY CAREFUL TO PURCHASE SECURITIES THAT ARE BACKED BY STRONG FINANCIAL INSTITUTIONS."

PORTFOLIO COMPOSITION BY CREDIT RATING
                % OF FUND INVESTMENTS
               AS OF             AS OF
             11/30/98           5/31/98
SP1+            82%               86%
SP1             18%               11%
SP2             --                3%

SP1+ and SP1 are Standard & Poor's highest credit ratings for short-term municipal securities. See Credit Rating Guidelines on page 19 for more information.


6      1-800-345-2021


Tax-Free Money Market--Schedule of Investments
--------------------------------------------------------------------------------

NOVEMBER 30, 1998 (UNAUDITED)

Principal Amount                                                        Value
--------------------------------------------------------------------------------
SHORT-TERM MUNICIPAL SECURITIES
ALASKA--1.4%
             $  1,345,000  Anchorage GO, Series 1997 A,
                              4.50%, 12/1/98 (FGIC)                $  1,344,998
                4,350,000  North Slope Boro, Series 1994 B,
                              6.10%, 6/30/99 (FSA)                    4,422,578
                                                                   -------------
                                                                      5,767,576
                                                                   -------------
ARKANSAS--1.0%
                4,100,000  Pine Bluff Industrial Development
                              Rev., (Camden Wire Co., Inc.),
                              VRDN, 3.15%, 12/3/98 (LOC:
                              Chase Manhattan Bank)
                              (Acquired 7/31/97-9/2/98,
                              Cost $4,100,000)(1)                     4,100,000
                                                                   -------------
CALIFORNIA--2.3%
                5,500,000  California Higher Education Loan
                              Auth. Student Loan Rev.,
                              Series 1995 E-5, VRDN,
                              3.80%, 6/1/99 (LOC: Student
                              Loan Marketing)                         5,500,000
                4,000,000  Rialto Public Financing Auth. Tax
                              Allocation, Series 1998 A,
                              (Agua Mansa & Industrial), VRDN,
                              3.70%, 12/3/98 (LOC:
                              Union Bank of California, N.A.)         4,000,000
                                                                   -------------
                                                                      9,500,000
                                                                   -------------
COLORADO--3.8%
                2,000,000  Arapahoe County Industrial
                              Development Rev., (Denver
                              Jetcenter), VRDN, 3.40%,
                              12/1/98 (LOC: U.S. Bank,
                              N.A.)                                   2,000,000
                3,500,000  Denver Multifamily Housing Rev.,
                              Series 1989 A, (Cottonwood
                              Creek), VRDN, 3.45%,
                              12/1/98 (LOC: General
                              Electric Capital Corp.)                 3,500,000
                5,000,000  Jefferson County School District
                              No. R-001 Tax Anticipation
                              Notes, 4.00%, 6/30/99                   5,024,063
                4,000,000  Lowry Economic Redevelopment
                              Auth. Rev., Series 1998 B,
                              VRDN, 3.15%, 12/2/98 (LOC:
                              Canadian Imperial Bank of
                              Commerce)                               4,000,000
                1,555,000  SBC Metropolitan GO, 3.65%,
                              12/1/98 (LOC: U.S. Bank,
                              N.A.)(2)                                1,555,000
                                                                   -------------
                                                                     16,079,063
                                                                   -------------

Principal Amount                                                        Value
--------------------------------------------------------------------------------
FLORIDA--24.1%
             $  1,000,000  Broward County Housing Finance
                              Auth. Multifamily Housing Rev.,
                              (Margate Investments), VRDN,
                              3.15%, 12/2/98 (LOC: Bank
                              One, Texas, N.A.)                    $  1,000,000
                2,500,000  Broward County Housing Finance
                              Auth. Multifamily Housing Rev.,
                              (Welleby Apartments), VRDN,
                              3.10%, 12/2/98 (LOC: Bank
                              of America N.T. & S.A.)                 2,500,000
                7,960,000  Broward County Housing Finance
                              Auth. Multifamily Housing Rev.,
                              Series 1990 A, (Palm
                              Aire-Oxford), VRDN, 3.25%,
                              12/2/98 (Guaranteed:
                              Continental Casualty Co.)               7,960,000
                4,010,000  Dade County Special Obligation
                              Trust Receipts, Series
                              1998 C-2, VRDN, 3.65%,
                              12/2/98 (LOC: Bank of
                              America N.T. & S.A.) (Acquired
                              7/9/98, Cost $4,010,000)(1)             4,010,000
                3,000,000  Escambia County Housing
                              Finance Auth. Single Family
                              Mortgage Rev., VRDN, 3.35%,
                              12/3/98 (Liquidity: Merrill
                              Lynch & Co., Inc.) (Acquired
                              5/19/98, Cost $3,000,000)(1)            3,000,000
                3,600,000  Eustis Multipurpose Rev.,
                              Series 1997 A, (Installment),
                              VRDN, 3.20%, 12/2/98 (LOC:
                              Suntrust Bank Central Florida,
                              N.A.) (Acquired 3/26/98,
                              Cost $3,600,000)(1)                     3,600,000
                3,000,000  Florida Housing Finance Agency
                              Rev., (Carlton Arms), VRDN,
                              3.20%, 12/2/98 (LOC: KBC
                              Bank and Insurance Holding)             3,000,000
                3,500,000  Florida Housing Finance Agency
                              Rev., (Country Club), VRDN,
                              3.20%, 12/1/98 (LOC:
                              Northern Trust Company)                 3,500,000
                8,000,000  Florida Housing Finance Agency
                              Rev., (Woodlands), VRDN,
                              3.50%, 12/2/98 (LOC:
                              Northern Trust Company)                 8,000,000
                5,190,000  Florida Housing Finance Agency
                              Rev., Series 1989 E, VRDN,
                              3.25%, 12/2/98 (LOC:
                              Comerica Bank)                          5,190,000
                3,965,000  Florida Housing Finance Agency
                              Rev., Series 1990 B,
                              (Beville-Oxford), VRDN, 3.25%,
                              12/2/98 (SBBPA: Continental
                              Casualty Co.)                           3,965,000
                2,900,000  Florida Housing Finance Corp.
                              Rev.,  Series  1998 E,
                              (Club at Vero  Apartments),
                              VRDN, 3.25%, 12/2/98 (LOC:
                              Nationsbank, N.A.)                      2,900,000

See Notes to Financial Statements


                                                  www.americancentury.com      7


Tax-Free Money Market--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 1998 (UNAUDITED)

Principal Amount                                                        Value
--------------------------------------------------------------------------------
            $  7,000,000   Florida Housing Finance Corp.
                              Rev., Series 1998-6,
                              (Homeowner Mortgage), 3.80%,
                              6/15/99 (GIC: FGIC Capital
                              Markets)                             $  7,000,000
                4,900,000  Highlands County Health Facilities
                              Auth. Rev., Series 1997 A,
                              (Adventist Health System),
                              VRDN, 3.20%, 12/3/98 (LOC:
                              Suntrust Bank Central Florida,
                              N.A.)                                   4,900,000
                1,000,000  Jacksonville Electric Auth. Rev.,
                              VRDN, 3.23%, 12/2/98
                              (SBBPA: Societe Generale)
                              (Acquired 4/24/98, Cost
                              $1,000,000)(1)                          1,000,000
                2,995,000  Jacksonville Electric Auth. Rev.,
                              VRDN, 3.30%, 12/3/98
                              (Liquidity: Merrill Lynch & Co.,
                              Inc.) (Acquired 4/24/98, Cost
                              $2,995,000)(1)                          2,995,000
                  700,000  Marion County Housing Finance
                              Auth. Multifamily Rev.,
                              Series 1985 D, (Summer Trace
                              Apartments), VRDN, 3.15%,
                              12/3/98 (LOC: Suntrust Bank,
                              Atlanta, GA)                              700,000
                  500,000  Martin County Pollution Control
                              Rev., (Florida Power & Light
                              Co.), VRDN, 3.35%, 12/1/98                500,000
                5,000,000  Orange County Educational
                              Facilities Auth. Rev., (Rollins
                              College), VRDN, 3.20%,
                              12/2/98 (LOC: NationsBank,
                              N.A.)                                   5,000,000
                7,200,000  Orange County Housing Finance
                              Auth. Multifamily
                              Rev., Series 1992 A,
                              (Smokewood/Sun), VRDN, 3.10%,
                              12/3/98 (LOC:
                              Citibank, N.A.)                         7,200,000
                7,200,000  Palm Beach County Educational
                              Facilities Auth. Rev., (Atlantic
                              College), VRDN, 3.25%,
                              12/3/98 (LOC: Nationsbank,
                              N.A.) (Acquired
                              3/18/98-6/11/98, Cost
                              $7,200,000)(1)                          7,200,000
                3,500,000  Palm Beach County Educational
                              Facilities Auth. Rev., (Lynn
                              University), VRDN, 3.40%,
                              12/2/98 (LOC: First Union
                              National Bank, Charlotte, NC)           3,500,000
                2,000,000  Pasco County School Board
                              COP, VRDN, 3.15%, 12/3/98
                              (AMBAC) (SBBPA: Landesbank
                              Hessen-Thuringen Girozentrale)          2,000,000
                1,600,000  Port St. Lucie Utility Rev., VRDN,
                              3.30%, 12/3/98 (MBIA)
                              (Liquidity: Merrill Lynch & Co.,
                              Inc.) (Acquired 5/21/98, Cost
                              $1,600,000)(1)                          1,600,000

Principal Amount                                                        Value
--------------------------------------------------------------------------------
             $  4,430,000  Seminole County School Board
                              COP, VRDN, 3.30%, 12/3/98
                              (AMBAC) (SBBPA: Merrill
                              Lynch & Co., Inc.) (Acquired
                              4/9/98, Cost $4,430,000)(1)          $  4,430,000
                4,690,000  Tallahassee-Leon County Civic
                              Center Auth. Capital
                              Improvement Rev.,
                              Series 1998 A, VRDN, 3.20%,
                              12/2/98 (LOC: Suntrust Bank
                              Central Florida N.A.)                   4,690,000
                                                                   -------------
                                                                    101,340,000
                                                                   -------------
GEORGIA--4.6%
                7,750,000  Clayton County Hospital Auth.
                              Rev. Anticipation Certificates,
                              Series 1998 B, (Southern
                              Regional Medical Center),
                              VRDN, 3.20%, 12/2/98 (LOC:
                              Suntrust Bank, Atlanta, GA)             7,750,000
                1,800,000  Cobb County Multifamily Housing
                              Rev., (Terrell Mill), VRDN, 3.40%,
                              12/2/98 (LOC: General
                              Electric Capital Corp.) (Acquired
                              5/1/96, Cost $1,800,000)(1)             1,800,000
                1,000,000  Forsyth County Industrial
                              Development Auth. Rev., (World
                              Access Inc.), VRDN, 3.35%,
                              12/3/98 (LOC:  Bank Austria
                              AG) (Acquired 9/2/98, Cost
                              $1,000,000)(1)                          1,000,000
                3,500,000  Fulton County Development Auth.
                              Rev., (Holy Innocents School),
                              VRDN, 3.20%, 12/2/98 (LOC:
                              Suntrust Bank, Atlanta, GA)
                              (Acquired 2/9/98-2/25/98,
                              Cost $3,500,000)(1)                     3,500,000
                5,300,000  Thomasville Hospital Auth. Rev.,
                              (Antic Certificates-J.D. Archbold),
                              VRDN, 3.20%, 12/2/98 (LOC:
                              Suntrust Bank, Atlanta, GA)
                              (Acquired 12/11/97-3/6/98,
                              Cost $5,300,000)(1)(3)                  5,300,000
                                                                   -------------
                                                                     19,350,000
                                                                   -------------
HAWAII--0.9%
                3,800,000  Hawaii Housing Finance and
                              Development Corp. Rev.,
                              Series 1993 A, (Affordable
                              Rental Housing), VRDN, 3.15%,
                              12/2/98 (LOC: Banque
                              Nationale de Paris S.A.)                3,800,000
                                                                   -------------
ILLINOIS--6.6%
                1,625,000  Bartlett Multifamily Housing Rev.,
                              Series 1995 A, (Bartlett Square
                              Apartments), VRDN, 3.20%,
                              12/3/98 (LOC: LaSalle
                              National Bank)                          1,625,000

                                              See Notes to Financial Statements


8      1-800-345-2021


Tax-Free Money Market--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 1998 (UNAUDITED)

Principal Amount                                                        Value
--------------------------------------------------------------------------------
             $  3,750,000  Illinois Development Financing
                              Auth. Rev., Series 1998 A,
                              (Provena Health), 4.50%,
                              5/15/99 (MBIA)                       $  3,759,485
                2,000,000  Illinois Health Facilities Auth. Rev.,
                              Series 1996 B, (Franciscan
                              Eldercare), VRDN, 3.20%,
                              12/2/98 (LOC: LaSalle
                              National Bank)                          2,000,000
                9,900,000  Illinois Health Facilities Auth. Rev.,
                              Series 1998 A, (Swedish
                              Covenant), VRDN, 3.20%,
                              12/2/98 (AMBAC) (SBBPA:
                              First National Bank of Chicago)         9,900,000
                5,295,000  Illinois Industrial Development
                              Financing Auth. Rev.,
                              (Continental/Midland), VRDN,
                              3.35%, 12/3/98 (LOC: LaSalle
                              National Bank) (Acquired
                              5/8/98-6/25/98, Cost
                              $5,295,000)(1)                          5,295,000
                2,000,000  McCook Rev., Series 1996 B, (St.
                              Andrew Society), VRDN, 3.25%,
                              12/3/98 (LOC: Northern Trust
                              Company)                                2,000,000
                3,000,000  Schaumburg Multifamily Housing
                              Rev., (Windsong Apartments),
                              VRDN, 3.28%, 12/3/98 (LOC:
                              LaSalle National Bank)                  3,000,000
                                                                   -------------
                                                                     27,579,485
                                                                   -------------
INDIANA--0.6%
                  580,000  Delphi Community Multibuilding
                              Corp. Rev., (First Mortgage),
                              3.60%, 1/5/99 (AMBAC)                     580,000
                1,000,000  Gary Industrial Development Rev.,
                              (Tinplate Partners International,
                              Inc.), VRDN, 3.35%, 12/3/98
                              (LOC: LaSalle National Bank)            1,000,000
                  960,000  Vincennes University Rev.,
                              Series 1997 E, (Student Fee),
                              3.95%, 12/1/98 (AMBAC)                    960,000
                                                                   -------------
                                                                      2,540,000
                                                                   -------------
IOWA--3.2%
               10,000,000  Iowa Finance Auth.  Rev.,
                              Series 1998 A, (Wheaton
                              Franciscan), VRDN, 3.20%,
                              12/2/98 (MBIA) (SBBPA:
                              Toronto-Dominion Bank)                 10,000,000
                3,300,000  Iowa School Cash Anticipation
                              Program Warrants,
                              Series 1998 B, (Corp. Warrants
                              Certificates), 4.25%, 1/28/99
                              (FSA)                                   3,303,543
                                                                   -------------
                                                                     13,303,543
                                                                   -------------

Principal Amount                                                        Value
--------------------------------------------------------------------------------
KENTUCKY--8.3%
             $  2,200,000  Kenton County Airport Board Rev.,
                              VRDN, 3.40%, 12/3/98
                              (Liquidity: Merrill Lynch & Co.,
                              Inc.) (MBIA) (Acquired 2/5/98,
                              Cost $2,200,000)(1)                  $  2,200,000
               17,000,000  Kentucky Economic Development
                              Finance Auth. Rev., (Pooled
                              Hospital Loan Program), VRDN,
                              3.35%, 12/2/98 (Capital
                              Reinsurance Company) (SBBPA:
                              Chase Manhattan Bank)                  17,000,000
               13,400,000  Kentucky Turnpike Auth. Resource
                              Recovery Road Floating Rate
                              Trust Receipts, Series 1997-17,
                              3.45%, 12/2/98 (FSA)
                              (SBBPA: Commerzbank A.G.)
                              (Acquired 10/8/97-1/15/98,
                              Cost $13,400,000)(1)                   13,400,000
                2,400,000  Mayfield Multi-City Lease Rev.,
                              VRDN, 3.25%, 12/2/98
                              (LOC: PNC Bank)                         2,400,000
                                                                   -------------
                                                                     35,000,000
                                                                   -------------
LOUISIANA--2.5%
                1,500,000  Jefferson Parish Home Mortgage
                              Rev., Series 1998 C-2,
                              (Mortgage-Backed Securities),
                              3.625%, 9/1/99                          1,500,000
                9,000,000  South Louisiana Port
                              Commission  Rev.,  (Holnam
                              Inc.), VRDN, 3.25%, 12/2/98 (LOC:
                              Wachovia Bank, N.A.)                    9,000,000
                                                                   -------------
                                                                     10,500,000
                                                                   -------------
MARYLAND--1.0%
                3,000,000  Maryland Health and Higher
                              Educational Facilities Auth. Rev.,
                              Series 1998 A, (Charlestown
                              Community), VRDN, 3.25%,
                              12/2/98 (LOC: First Union
                              National Bank, Charlotte, NC)           3,000,000
                1,345,000  Prince Georges County COP,
                              Series 1998 A, (Equipment
                              Acquisition Program), 3.50%,
                              11/1/99 (MBIA)                          1,348,007
                                                                   -------------
                                                                      4,348,007
                                                                   -------------
MASSACHUSETTS--0.6%
                2,400,000  Lynn Water and Sewer
                              Commission General Rev.,
                              VRDN, 3.25%, 12/3/98 (FSA)
                              (Liquidity: Merrill Lynch & Co.,
                              Inc.) (Acquired 12/4/97, Cost
                              $2,400,000)(1)                          2,400,000
                                                                   -------------

See Notes to Financial Statements


                                                  www.americancentury.com      9


Tax-Free Money Market--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 1998 (UNAUDITED)

Principal Amount                                                        Value
--------------------------------------------------------------------------------
MISSOURI--3.0%
             $    800,000  Clay County Public Building Auth.
                              Leasehold Rev. COP,
                              Series 1998 A, 4.05%,
                              5/15/99 (FSA)                         $   800,000
                  515,000  Clay County Public Building Auth.
                              Leasehold Rev. COP,
                              Series 1998 B, (Jail Expansion
                              and Renovation), 4.05%,
                              5/15/99 (FSA)                             515,000
                2,350,000  Fenton Industrial Development
                              Auth. Rev., (Clayton Corp.),
                              VRDN, 3.50%, 12/3/98 (LOC:
                              Commerce Bank, N.A.)                    2,350,000
                2,090,000  Missouri Development Finance
                              Board Industrial Development
                              Rev., (J & J Enterprises), VRDN,
                              3.70%, 12/2/98 (LOC:
                              Commerce Bank, N.A.)                    2,090,000
                6,000,000  Missouri Health and Educational
                              Facilities Auth. Rev., (Pembroke
                              Hill School), VRDN, 3.30%,
                              12/3/98 (LOC: Commerce
                              Bank, N.A.)                             6,000,000
                1,065,000  Missouri Housing Development
                              Commission Mortgage
                              Rev., Series 1998 C,
                              (Single Family), VRDN, 3.90%,
                              4/1/99 (GIC:
                              FGIC Capital Markets)                   1,065,000
                                                                   -------------
                                                                     12,820,000
                                                                   -------------
NEVADA--1.4%
                6,000,000  ABN Amro Munitops Certificates
                              Trust, Series 1998-1, VRDN,
                              3.45%, 12/2/98 (MBIA)
                              (SBBPA: ABN Amro Bank N.V.)
                              (Acquired 6/3/98, Cost
                              $6,000,000)(1)                          6,000,000
                                                                   -------------
NEW JERSEY--0.2%
                1,015,000  Atlantic County Utilities Auth.
                              Sewer Rev., 3.70%, 1/15/99
                              (AMBAC)                                 1,015,000
                                                                   -------------
NEW MEXICO--3.2%
                6,160,600  New Mexico Finance Auth. Rev.,
                              Series 1997 A, (Administrative
                              Fee-Trims), VRDN, 3.25%,
                              12/2/98 (LOC: Canadian
                              Imperial Bank of Commerce)              6,160,600
                7,300,000  Sante Fe Gross Receipts Tax Rev.,
                              Series 1997 B, (Wastewater
                              System), VRDN, 3.25%,
                              12/2/98 (LOC: Canadian
                              Imperial Bank of Commerce)              7,300,000
                                                                   -------------
                                                                     13,460,600
                                                                   -------------

Principal Amount                                                        Value
--------------------------------------------------------------------------------
NORTH CAROLINA--0.7%
             $  3,000,000  Columbus County Industrial
                              Facilities & Pollution Control
                              Financing Auth. Rev.,
                              (Conflandey), VRDN, 3.35%,
                              12/3/98 (LOC: Banque
                              Nationale de Paris S.A.)
                              (Acquired 8/10/98, Cost
                              $3,000,000)(1)                       $  3,000,000
                                                                   -------------
NORTH DAKOTA--0.4%
                1,655,000  Hebron Industrial Development
                              Rev., (Dacco Inc.), VRDN,
                              3.45%, 12/3/98 (LOC: U.S.
                              Bank, N.A.) (Acquired 2/26/98,
                              Cost $1,655,000)(1)                     1,655,000
                                                                   -------------
OHIO--1.3%
                  700,000  Cleveland Waterworks Rev.,
                              Series 1996 H, (First Mortgage),
                              4.45%, 1/1/99 (MBIA)                      700,311
                4,610,000  Ohio Housing Finance Agency
                              Mortgage Rev.,  Series
                              1998 A-3, 3.80%, 3/1/99 (GNMA)          4,610,000
                                                                   -------------
                                                                      5,310,311
                                                                   -------------
OREGON--3.4%
               10,400,000  Klamath Falls Electric Rev.,
                              Series 1986 E, (Salt Caves
                              Hydroelectric), 3.80%, 5/3/99(4)       10,400,000
                4,000,000  Oregon Health, Housing,
                              Educational and Cultural
                              Facilities Auth. Rev., (Quatama
                              Crossing), VRDN, 3.10%,
                              12/3/98 (LOC: U.S. Bank, N.A.)          4,000,000
                                                                   -------------
                                                                     14,400,000
                                                                   -------------
PENNSYLVANIA--5.2%
                6,000,000  Dauphin County General Auth.
                              Rev., Series 1997 A, VRDN,
                              3.30%, 12/2/98 (FSA)
                              (SBBPA: Credit Suisse First
                              Boston)                                 6,000,000
                7,495,000  Delaware Valley Regional Finance
                              Auth. Local Government Rev.,
                              VRDN, 3.25%, 12/3/98
                              (AMBAC) (SBBPA:  Merrill
                              Lynch & Co., Inc.) (Acquired
                              2/6/98, Cost $7,495,000)(1)             7,495,000
                3,240,000  Pennsylvania State University Rev.,
                              3.75%, 1/14/99 (LOC:
                              Rabobank Nederland) (Acquired
                              1/29/98, Cost $3,240,000)(1)            3,240,000
                5,305,000  Washington County Auth. Lease
                              Rev., (Higher Education Pooled
                              Equipment Lease), VRDN,
                              3.25%, 12/2/98 (LOC: First
                              Union National Bank, Charlotte,
                              NC)                                     5,305,000
                                                                   -------------
                                                                     22,040,000
                                                                   -------------

                                              See Notes to Financial Statements


10      1-800-345-2021


Tax-Free Money Market--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 1998 (UNAUDITED)

Principal Amount                                                        Value
--------------------------------------------------------------------------------
SOUTH CAROLINA--0.5%
               $2,215,000  Clemson University Rev.,
                              Series 1998 A, 4.50%, 5/1/99
                              (AMBAC)                              $  2,226,689
                                                                   -------------
SOUTH DAKOTA--1.1%
                1,500,000  South Dakota Health &
                              Educational Facilities Auth. Rev.,
                              (Avera McKennan Issue), 4.00%,
                              7/1/99 (MBIA)                           1,502,510
                3,000,000  South Dakota Housing
                              Development Auth. Rev.,
                              Series 1998 C,
                              (Homeownership Mortgage),
                              3.75%, 8/5/99                           3,000,000
                                                                   -------------
                                                                      4,502,510
                                                                   -------------
TENNESSEE--5.7%
                2,000,000  Chattanooga Industrial
                              Development Board Rev.,
                              (Market State Limited), VRDN,
                              3.25%, 12/2/98 (LOC: Credit
                              Suisse First Boston, Inc.)              2,000,000
                8,190,000  Clarksville Public Building Auth.
                              Rev., (Tennessee Municipal
                              Bond Fund), VRDN, 3.20%,
                              12/3/98 (LOC: Nationsbank,
                              N.A.) (Acquired 6/25/98, Cost
                              $8,190,000)(1)                          8,190,000
                5,000,000  Dickson County Industrial
                              Development Board Rev.,
                              (Renaissance Learning Center),
                              VRDN, 3.20%, 12/2/98 (LOC:
                              Suntrust Bank, Nashville, N.A.)
                              (Acquired 12/19/97, Cost
                              $5,000,000)(1)                          5,000,000
                4,600,000  Memphis-Shelby County Industrial
                              Development Board Exempt
                              Facilities Rev., (Ponderosa Fibres
                              of America), VRDN, 3.30%,
                              12/3/98 (LOC: Nationsbank,
                              N.A.) (Acquired 2/19/98, Cost
                              $4,600,000)(1)                          4,600,000
                4,000,000  Tullahoma Industrial Development
                              Board Rev., (Rock Tennessee
                              Converting Co.), VRDN, 3.30%,
                              12/2/98 (LOC: Sun Trust Bank,
                              Atlanta, N.A. ) (Acquired 1/5/98,
                              Cost $4,000,000)(1)                     4,000,000
                                                                   -------------
                                                                     23,790,000
                                                                   -------------
TEXAS--5.4%
                1,320,000  El Paso County GO, 5.00%,
                              2/15/99 (FGIC)                          1,323,046
                5,500,000  Gulf Coast Industrial Development
                              Auth. Rev., (Petrounited Term
                              Inc.), VRDN, 3.25%, 12/3/98
                              (LOC: Nationsbank, N.A.)                5,500,000

Principal Amount                                                        Value
--------------------------------------------------------------------------------
               $4,495,000  Midland County Hospital District
                              Rev., VRDN, 3.30%, 12/3/98
                              (AMBAC) (Liquidity: Merrill
                              Lynch & Co., Inc.) (Acquired
                              11/20/97, Cost $4,495,000)(1)        $  4,495,000
                4,585,000  Nueces River Auth. Water Supply
                              Rev., VRDN, 3.30%, 12/3/98
                              (FSA) (Liquidity: Merrill Lynch &
                              Co., Inc.) (Acquired 12/4/97,
                              Cost $4,585,000)(1)                     4,585,000
                6,750,000  Tarrant County Health Facilities
                              Development Corporate Rev.,
                              (Carter Blood Care), VRDN,
                              3.30%, 12/3/98 (LOC: Chase
                              Manhattan Bank, Texas)                  6,750,000
                                                                   -------------
                                                                     22,653,046
                                                                   -------------
WASHINGTON--3.5%
                1,710,000  Pierce County Economic
                              Development Corporate Rev.,
                              (K & M Holdings II), VRDN,
                              3.55%, 12/2/98 (LOC: Wells
                              Fargo Bank, N.A.) (Acquired
                              11/17/97, Cost $1,710,000)(1)           1,710,000
                2,010,000  Washington Health Care Facilities
                              Auth. Rev., (Multicare Health
                              System), 4.00%, 8/15/99
                              (MBIA)                                  2,014,149
                2,200,000  Washington Public Power Supply
                              System Rev., (Nuclear Project
                              No. 1), 7.50%, 7/1/99,
                              Prerefunded at 102% of Par(4)           2,296,706
                2,075,000  Washington Public Power Supply
                              System Rev., Series 1989 A,
                              (Nuclear Project No. 1), 7.50%,
                              7/1/99, Prerefunded at 102%
                              of Par(4)                               2,166,208
                6,600,000  Washington State Housing
                              Finance Commission Multifamily
                              Mortgage Rev., (Mill Plain
                              Crossing), VRDN, 3.35%,
                              12/1/98 (LOC: Harris Trust &
                              Savings Bank)                           6,600,000
                                                                   -------------
                                                                     14,787,063
                                                                   -------------
WISCONSIN--4.1%
               15,500,000  Ladysmith Solid Waste Disposal
                              Facility Rev., (City Forest Corp.),
                              VRDN, 3.80%, 12/2/98 (LOC:
                              Union Bank of California, N.A.)        15,500,000
                1,700,000  Pleasant Prairie Industrial
                              Development Rev., (Muskie
                              Enterprises Inc.), VRDN, 3.30%,
                              12/3/98 (LOC: Harris Trust &
                              Savings Bank) (Acquired
                              1/9/97, Cost $1,700,000)(1)             1,700,000
                                                                   -------------
                                                                     17,200,000
                                                                   -------------
TOTAL INVESTMENT SECURITIES--100.0%                                $420,467,893
                                                                   =============

See Notes to Financial Statements


                                                 www.americancentury.com      11


Tax-Free Money Market--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 1998 (UNAUDITED)

NOTES TO SCHEDULE OF INVESTMENTS

AMBAC = AMBAC Assurance Corporation

COP = Certificates of Participation

FGIC = Financial Guaranty Insurance Co.

FSA = Financial Security Assurance Inc.

GIC = Guaranteed Investment Contract

GNMA = Government National Mortgage Association

GO = General Obligation

LOC = Letter of Credit

MBIA = MBIA Insurance Corp.

SBBPA = Standby Bond Purchase Agreement

VRDN = Variable Rate Demand Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective November 30, 1998.

(1) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The
    aggregate  value  of  restricted   securities  at  November  30,  1998,  was
    $122,500,000, which represented 28.3% of net assets. None of these securities are considered to be illiquid.

(2) When-issued security.

(3) Security, or a portion thereof, has been segregated at the custodian bank for when-issued securities.

(4) Escrowed to maturity in U.S. government securities or state and local government securities.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule tells you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* the principal amount of each investment

* the amortized cost of each investment

* the percentage of investments in each state

                                              See Notes to Financial Statements


12      1-800-345-2021


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

NOVEMBER 30, 1998 (UNAUDITED)

ASSETS
Investment securities, at value
  (amortized cost and cost for
  federal  income tax purposes) (Note 1) ..................         $420,467,893
Cash ......................................................           13,574,421
Receivable for investments sold ...........................            1,555,000
Interest receivable .......................................            2,550,417
                                                                    ------------
                                                                     438,147,731
                                                                    ------------
LIABILITIES
Disbursements in excess
  of demand deposit cash ..................................              483,151
Payable for investments purchased .........................            1,555,000
Payable for capital shares redeemed .......................            3,039,378
Accrued management fees (Note 2) ..........................              145,787
                                                                    ------------
                                                                       5,223,316
                                                                    ------------
Net Assets ................................................         $432,924,415
                                                                    ============
CAPITAL SHARES
Outstanding (unlimited number
  of shares authorized) ...................................          432,904,764
                                                                    ============
Net Asset Value Per Share .................................         $       1.00
                                                                    ============
NET ASSETS CONSIST OF:
Capital paid in ...........................................         $432,904,764
Accumulated undistributed net
  realized gain on investments ............................               19,651
                                                                    ------------
                                                                    $432,924,415
                                                                    ============

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF ASSETS AND LIABILITIES--This statement details what the fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund's net assets. The net assets divided by the total number of fund shares outstanding gives you the price of an individual share, or the net asset value per share.

NET ASSETS are also broken down by capital (money invested by shareholders); net investment income not yet paid to shareholders (if any); and net gains earned on investment activity but not yet paid to shareholders or net losses on investment activity (known as realized gains or losses). This breakdown tells you the value of net assets that are performance-related, such as investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

See Notes to Financial Statements


                                                 www.americancentury.com      13


Statement of Operations
--------------------------------------------------------------------------------

SIX MONTHS ENDED NOVEMBER 30, 1998 (UNAUDITED)

INVESTMENT INCOME
Income:
Interest ...............................................            $ 8,171,871
                                                                    -----------
Expenses (Note 2):
Management fees ........................................              1,156,431
Trustee's fees and expenses ............................                  3,877
                                                                    -----------
Total expenses .........................................              1,160,308
Amount waived ..........................................               (771,286)
                                                                    -----------
  Net expenses .........................................                389,022
                                                                    -----------
Net investment income ..................................            $ 7,782,849
                                                                    ===========

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF OPERATIONS--This statement breaks down how the fund's net assets changed during the period as a result of the fund's operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions.

Fund OPERATIONS include:

* interest income earned from investments

* management fees and other expenses

* gains or losses from selling investments (known as realized gains or losses)

                                              See Notes to Financial Statements


14      1-800-345-2021


Statements of Changes in Net Assets
--------------------------------------------------------------------------------

SIX MONTHS ENDED NOVEMBER 30, 1998 (UNAUDITED)  AND YEAR ENDED MAY 31, 1998

Increase (Decrease) in Net Assets
                                                  NOVEMBER 30,         MAY 31,
                                                     1998               1998
OPERATIONS
Net investment income ....................     $   7,782,849      $   8,931,358
Net realized gain on investments .........              --               19,651
                                               -------------      -------------
Net increase in net assets
   resulting from operations .............         7,782,849          8,951,009
                                               -------------      -------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income ...............        (7,782,849)        (8,931,358)
                                               -------------      -------------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ................       349,200,231        786,813,923
Proceeds from reinvestment
  of distributions .......................         7,251,795          8,415,885
Payments for shares redeemed .............      (367,804,482)      (436,702,980)
                                               -------------      -------------
Net increase (decrease) in net
  assets from capital share
  transactions ...........................       (11,352,456)       358,526,828
                                               -------------      -------------
Net increase (decrease)
  in net assets ..........................       (11,352,456)       358,546,479

NET ASSETS
Beginning of period ......................       444,276,871         85,730,392
                                               -------------      -------------
End of period ............................     $ 432,924,415      $ 444,276,871
                                               =============      =============

TRANSACTIONS IN
SHARES OF THE FUND
Sold .....................................       349,200,231        786,813,923
Issued in reinvestment
  of distributions .......................         7,251,795          8,415,885
Redeemed .................................      (367,804,482)      (436,702,980)
                                               -------------      -------------
Net increase (decrease) ..................       (11,352,456)       358,526,828
                                               =============      =============

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF CHANGES IN NET ASSETS--These statements show how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of:

* operations--a summary of the Statement of Operations from the previous page for the most recent period

* distributions--income and gains distributed to shareholders

* capital share transactions--shareholders' purchases, reinvestments, and redemptions

Net assets at the beginning of the period plus the sum of operations, distributions to shareholders and capital share transactions result in net assets at the end of the period.

See Notes to Financial Statements


                                                 www.americancentury.com      15


Notes to Financial Statements
--------------------------------------------------------------------------------

NOVEMBER 30, 1998 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Organization--American Century Municipal Trust (the Trust), is registered under the Investment Company Act of 1940 as an open-end management investment company. American Century - Benham Tax-Free Money Market Fund (the Fund), is one of the eight funds issued by the Trust. The Fund is diversified under the 1940 Act. Its objective is to seek as high a level of current income exempt from federal income taxes as is consistent with prudent investment management and conservation of shareholders' capital by investing primarily in short-term municipal obligations. The Fund may concentrate its investments in certain states and therefore may have more exposure to credit risk related to those states than funds that have broader geographical diversification. The following significant accounting policies are in accordance with generally accepted accounting principles.

     Security Valuations--Portfolio securities are valued at amortized cost, which approximates current market value. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

     Security Transactions--Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

     Investment Income--Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

     Income Tax Status--It is the policy of the Fund to distribute all net investment income and net realized capital gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

     Distributions to Shareholders--Distributions from net investment income are declared and credited daily and distributed monthly. The Fund does not expect to realize any long-term capital gains and accordingly, does not expect to pay any capital gain distributions.

     Additional Information--Funds Distributor, Inc. (FDI) is the Trust's distributor. Certain officers of FDI are also officers of the Trust.


16      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

     The trust has entered into a Management Agreement with American Century Investment Management Inc. (ACIM) that provides the Fund with investment advisory and management services in exchange for a single unified management fee. Expenses excluded from the agreement are brokerage, taxes, portfolio insurance, interest, fees and expenses of those Trustees who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses. The annual rate at which this fee is assessed is determined monthly in a two-step process: First, a fee rate schedule is applied to the net assets of all of the funds in the Fund's investment category which are managed by ACIM (the "Investment Category Fee"). The overall investment objective of each Fund determines its Investment Category. The three investment categories are: the Money Market Fund Category, the Bond Fund Category, and the Equity Fund Category. The Fund is included in the Money Market Fund Category. Second, a separate fee rate schedule is applied to the net assets of al of the funds managed by ACIM (the "Complex Fee"). The Investment Category Fee and the Complex Fee are then added to determine the unified management fee rate. The management fee is paid monthly by the Fund based on its aggregate average daily net assets during the previous month multiplied by the monthly management fee rate.

     The annualized Investment Category Fee schedule for the Fund is as follows

     0.2700% of the first $1 billion
     0.2270% of the next $1 billion
     0.1860% of the next $3 billion
     0.1690% of the next $5 billion
     0.1580% of the next $15 billion
     0.1575% of the next $25 billion
     0.1570% of the average daily net assets over $50 billion

     The annualized Complex Fee schedule is as follows:

     0.3100% of the first $2.5 billion
     0.3000% of the next $7.5 billion
     0.2985% of the next $15 billion
     0.2970% of the next $25 billion
     0.2960% of the next $50 billion
     0.2950% of the next $100 billion
     0.2940% of the next $100 billion
     0.2930% of the next $200 billion
     0.2920% of the next $250 billion
     0.2910% of the next $500 billion
     0.2900% of the average daily net assets over $1,250 billion

     ACIM waived all expenses through July 31, 1998. Effective August 1, 1998, ACIM began decreasing the waiver by 0.10% of the Fund's net assets on a monthly basis. The gradual expiration of the waiver will continue until December 1998.

     Certain officers and trustees of the Trust are also officers and/or directors, and, as a group, controlling stockholders of American Century
Companies, Inc., the parent of the Trust's investment manager, ACIM, and the Trust's transfer agent, American Century Service Corporation.


                                                 www.americancentury.com      17


Tax-Free Money Market--Financial Highlights
--------------------------------------------------------------------------------

    FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MAY 31 (EXCEPT AS NOTED)

                                    1998(1)                1998              1997            1996          1995            1994
PER-SHARE DATA
Net Asset Value,
Beginning of Period ..........   $      1.00           $      1.00        $      1.00    $      1.00    $      1.00    $      1.00
                                 -----------           -----------        -----------    -----------    -----------    -----------
Income From Investment
Operations
  Net Investment Income ......          0.02                  0.04               0.03           0.03           0.03           0.02
                                 -----------           -----------        -----------    -----------    -----------    -----------
Distributions
  From Net Investment Income .         (0.02)                (0.04)             (0.03)         (0.03)         (0.03)         (0.02)
                                 -----------           -----------        -----------    -----------    -----------    -----------
Net Asset Value, End of Period   $      1.00           $      1.00        $      1.00    $      1.00    $      1.00    $      1.00
                                 ===========           ===========        ===========    ===========    ===========    ===========
  Total Return(2) ............          1.68%                 3.70%              2.98%          3.19%          2.95%          1.92%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets ........          0.17%(3)(4)           0.04%(4)           0.67%          0.65%          0.66%          0.67%
Ratio of Net Investment Income
to Average Net Assets ........          3.32%(3)(4)           3.68%(4)           2.93%          3.12%          2.88%          1.89%
Net Assets, End
of Period (in thousands) .....   $   432,924           $   444,277        $    85,730    $    91,118    $    92,034    $   109,818

(1) Six months ended November 30, 1998 (unaudited).

(2) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total retunrs for periods less than one year are not annualized.

(3) Annualized

(4) ACIM has voluntarily waived its management fee from August 1, 1997 through July 31, 1998. In absence of the waiver, the annualized ratio of operating expenses to average net assets and annualized ratio of net investment income to average net assets would have been 0.50% and 3.65%, respectively, for the six months ended November 30, 1998 and 0.52% and 3.20%, respectively, for the year ended May 31, 1998.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--This statement itemizes current period activity and statistics and provides comparison data for the last five fiscal years.

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income and capital gains or losses

* income and capital gains distributions paid to shareholders

* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

                                              See Notes to Financial Statements


18      1-800-345-2021


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     The Benham Group offers 38 fixed-income funds, ranging from money market funds to long-term bond funds and including both taxable and tax-exempt funds. Each fund is managed to provide a "pure play" on a specific sector of the fixed-income market. To ensure adherence to this principle, the basic structure of each fund's portfolio is tied to a specific benchmark index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions. Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies:

     Tax-Free Money Market is a money market fund that seeks to provide interest income exempt from federal income taxes by investing in short-term municipal securities.

     Investments in Tax-Free Money Market are neither insured nor guaranteed by the FDIC or any other government agency. Yields will fluctuate, and although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

     Investment income may be subject to certain state and local taxes, and depending on your tax status, may be subject to the federal alternative minimum tax. Capital gains are not exempt from federal income tax.

LIPPER RANKINGS

     Lipper Inc. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

     The Lipper category for the fund is:

     Tax-Exempt Money Market Funds--funds that intend to maintain a constant net
asset   value   and   invest  in   high-quality   municipal   obligations   with
dollar-weighted average maturities of less than 90 days.

CREDIT RATING GUIDELINES

     Credit quality (the issuer's financial strength and the likelihood of timely payment of interest and principal) is a key factor in fixed-income investment analysis. Credit ratings issued by independent rating and research companies such as Standard & Poor's help quantify credit quality--the stronger the issuer, the higher the credit rating. In turn, credit quality and ratings greatly influence the prices and yields of fixed-income securities--high ratings mean higher prices and less current income (yield) as compensation for risk.

     But credit ratings are subjective. They reflect the opinions of the rating agencies that issue them and are not absolute standards of quality. Furthermore, high credit ratings do not guarantee good investment performance. They do not reflect the price stability of a municipal security when economic or market conditions change.

INVESTMENT TEAM LEADERS
  PORTFOLIO MANAGER
     BRYAN KARCHER

MUNICIPAL CREDIT RESEARCH TEAM
  MANAGER
     STEVEN PERMUT
  MUNICIPAL CREDIT ANALYSTS
     DAVID MOORE
     ROBERT MILLER
     BILL MCCLINTOCK
     TIM BENHAM
     BRAD BODE


                                                 www.americancentury.com      19


Glossary
--------------------------------------------------------------------------------

RETURNS

* Total Return figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* Average Annual Returns illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year returns, please refer to the "Financial Highlights" on page 18.

YIELDS

* 7-Day Current Yield is calculated based on the income generated by an investment in the fund over a seven-day period and is expressed as an annual percentage rate.

* 7-Day Effective Yield is calculated similarly, although this figure is slightly higher than the fund's 7-Day Current Yield because of the effects of compounding. The 7-Day Effective Yield assumes that income earned from the fund's investments is reinvested and generating additional income.

* Tax-Equivalent Yields show the taxable yields that investors in a federal income tax bracket would have to earn before taxes to equal the fund's tax-free yield.

INVESTMENT TERMS

* Basis Point--a basis point equals one one-hundredth of a percentage point (or 0.01%). Therefore, 100 basis points equals one percentage point (or 1%).

PORTFOLIO STATISTICS

* Number of Securities--the number of different securities held by a fund on a given date.

* Weighted Average Maturity (WAM)--a measurement of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount.

* Expense Ratio--the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

TYPES OF MUNICIPAL SECURITIES

* Municipal Commercial Paper (CP)--high-grade short-term securities backed by a line of credit from a bank.

* Municipal Notes--securities with maturities of two years or less.

* Put Bonds--long-term securities that can be "put back" (i.e., sold at face value) to a specified buyer at a prearranged date.

* Variable-Rate Demand Notes (VRDNs)--securities that track market interest rates and stabilize their market values using periodic (daily or weekly) interest rate adjustments.


20      1-800-345-2021


[inside back cover]

AMERICAN CENTURY FUNDS
-------------------------------------------------------------------------------

BENHAM GROUP(reg.sm)
TAXABLE BOND FUNDS
U.S. TREASURY & GOVERNMENT
   Short-Term Treasury
   Short-Term Government
   GNMA
   Intermediate-Term Treasury
   Long-Term Treasury
   Inflation-Adjusted Treasury
   Target Maturities Trust: 2000
   Target Maturities Trust: 2005
   Target Maturities Trust: 2010
   Target Maturities Trust: 2015
   Target Maturities Trust: 2020
   Target Maturities Trust: 2025
CORPORATE & DIVERSIFIED
   Limited-Term Bond
   Intermediate-Term Bond
   Bond
   Premium Bond
   High-Yield Bond
INTERNATIONAL
   International Bond

TAX-FREE & MUNICIPAL BOND FUNDS
MULTIPLE-STATE
   Limited-Term Tax-Free
   Intermediate-Term Tax-Free
   Long-Term Tax-Free
   High-Yield Municipal
SINGLE-STATE
   Arizona Intermediate-Term Municipal
   California High-Yield Municipal
   California Insured Tax-Free
   California Intermediate-Term Tax-Free
   California Limited-Term Tax-Free
   California Long-Term Tax-Free
   Florida Intermediate-Term Municipal

MONEY MARKET FUNDS
TAXABLE
   Capital Preservation
   Government Agency Money Market
   Premium Capital Reserve
   Premium Government Reserve
   Prime Money Market
TAX-FREE & MUNICIPAL
   California Municipal Money Market
   California Tax-Free Money Market
   Florida Municipal Money Market
   Tax-Free Money Market

AMERICAN CENTURY(reg.sm) GROUP
ASSET ALLOCATION
   Strategic Allocation: Conservative
   Strategic Allocation: Moderate
   Strategic Allocation: Aggressive
BALANCED
   Balanced
CONSERVATIVE EQUITY
   Income and Growth
   Equity Income
   Value
   Equity Growth
SPECIALTY
   Utilities
   Real Estate
   Global Natural Resources
   Global Gold
SMALL CAP
   Small Cap Quantitative
   Small Cap Value

TWENTIETH CENTURY GROUP
GROWTH
   Select
   Heritage Growth
   Ultra
AGGRESSIVE GROWTH
   Vista
   Giftrust
   New Opportunities
INTERNATIONAL GROWTH
   International Growth
   International Discovery
   Emerging Markets
GLOBAL
   Global Growth

Please call for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[right margin]

[american century logo(reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI
64141-6200

INVESTOR SERVICES:
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 OR 816-444-3485

FAX: 816-340-7962

INTERNET: WWW.AMERICANCENTURY.COM


AMERICAN CENTURY MUNICIPAL TRUST


INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI


THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

FUNDS DISTRIBUTOR, INC.
(c) 1998 AMERICAN CENTURY SERVICES CORPORATION


[recycled logo]
Recycled


[back cover]


American Century Investments                                     BULK RATE
P.O. Box 419200                                              U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                   AMERICAN CENTURY
www.americancentury.com                                          COMPANIES



9901                                                    Funds Distributor, Inc.
SH-BKT-15062                      (c)1998 American Century Services Corporation

[front cover]                                                 NOVEMBER 30, 1998

SEMIANNUAL REPORT
----------------
AMERICAN CENTURY

                              [graphic of stairs]

BENHAM GROUP
------------------------------------
LIMITED-TERM TAX-FREE
INTERMEDIATE-TERM TAX-FREE
LONG-TERM TAX-FREE
HIGH-YIELD MUNICIPAL

                                                 [american century logo(reg.sm)]
                                                                        American
                                                                         Century
[inside front cover]


AMERICAN CENTURY BROKERAGE
--------------------------------------------------------------------------------

     We're pleased to introduce American Century's new brokerage service, which offers a wide range of investment options and features:

     * FundChoice Service--Invest in over 8,000 no-load and load mutual funds from hundreds of different fund companies, many with no transaction fees

     *  Buy individual stocks and bonds

     * 24-hour Internet and automated phone trades are just $24.95 for up to 1,000 shares of stock, and 2 cents per share thereafter

     *  Strong research capability

        *   Build and track model portfolios

        *   Get news, quotes and charts

        *   Check free Standard & Poor's stock reports

        * Access Wall Street on Demand(tm), a research service with more than 500,000 reports on industry trends, corporate earnings, and mutual fund analysis

     *  Track your brokerage account on one easy-to-read statement

     * Unlimited check writing and a Gold MasterCard(reg.tm) ATM/debit card with an American Century Brokerage Access AccountSM (minimum $10,000)

To talk with a Brokerage Associate, call 1-888-345-2071.

WHAT'S NEW . . .

    AMERICAN CENTURY CATALOG OF TOOLS & SERVICES lists all the free educational materials available to investors.

    We now have FOUR-PAGE PROFILES of many of our funds. The profiles follow a standard SEC format and are intended to allow investors to compare funds easily. You can request a profile or the full prospectus. Full prospectuses contain more detailed fund information and you will continue to receive one after investing.

    In 1999, we will provide SIMPLIFIED PROSPECTUSES that highlight important information about our funds, including fees and expenses. More detailed data will be in the Statement of Additional Information.

    To order any of these materials, please call 1-800-345-2021.

[left margin]

BENHAM GROUP
LIMITED-TERM TAX-FREE
(TWTSX)
----------------------------------
BENHAM GROUP
INTERMEDIATE-TERM TAX-FREE
(TWTIX)
----------------------------------
BENHAM GROUP
LONG-TERM TAX-FREE
(TWTLX)
----------------------------------
BENHAM GROUP
HIGH-YIELD MUNICIPAL
(ABHYX)


Our Message to You
--------------------------------------------------------------------------------
/photo of James E. Stowers III and James E. Stowers, Jr./
James E. Stowers III, seated, with James E. Stowers, Jr.

     The six months ended November 30, 1998, was an eventful period in the global financial markets. Weakening economic and financial conditions, brought on by problems in Asia, Russia, and Latin America, led to significant stock market volatility and a dramatic decline in interest rates. Volatility was so rampant that the Federal Reserve, the U.S. central bank, cut short-term interest rates three times to help stabilize markets worldwide.

     The third quarter of 1998 served as a good example of the markets' extremes. Several major U.S. stock indices hit record highs in mid-July before plunging 20% in the following six weeks. In the bond market, high demand for the safety of Treasury bonds pushed yields down to their lowest levels ever, but demand for corporate bonds thinned to the point where trading was all but impossible.

     This type of investment environment particularly demonstrates the benefits of a well-diversified investment portfolio. As we saw in the third quarter of 1998, allocating your assets among stocks, bonds, and money market funds can help your portfolio weather dramatic changes in the economic or investment climate.

     Municipal bond performance fit between the extremes provided by Treasurys and corporates. Municipals posted positive returns, though not as strong as Treasurys, as interest rates fell.

     We're proud to report that  investors  who  diversified  with the  American
Century Benham Tax-Free and Municipal funds continued to receive solid investment results--the funds each produced better returns and more federal tax-free income than their Lipper category averages.

     Looking ahead, we've been watching carefully the preparation of the world's computer systems for the year 2000. At American Century, we're devoting substantial resources to this endeavor. Throughout 1999, our technology team will be extensively testing our systems, including those involved with fund performance and dividend payments.

     Thank you for your continued investment with American Century.

Sincerely,

/s/James E. Stowers, Jr.                 /s/James E. Stowers III
James E. Stowers, Jr.                    James E. Stowers III
Chairman of the Board and Founder        Chief Executive Officer


[right margin]

               Table of Contents
   Report Highlights ......    2
   Market Perspective .....    4
Limited-Term Tax-Free
   Performance Information     5
   Management Q&A .........    6
   Schedule of Investments     9
Intermediate-Term Tax-Free
   Performance Information    11
   Management Q&A .........   12
   Schedule of Investments    15
Long-Term Tax-Free
   Performance Information    20
   Management Q&A .........   21
   Schedule of Investments    24
High-Yield Municipal
   Performance Information    28
   Management Q&A .........   29
   Schedule of Investments    32
Financial Statements
   Statements of Assets and
   Liabilities ............   35
   Statements of Operations   36
   Statements of Changes
   in Net Assets ..........   37
   Notes to Financial
   Statements .............   39
   Financial Highlights ...   42
Other Information
   Background Information
      Investment Philosophy
      and Policies ........   46
      Comparative Indices .   46
      Lipper Rankings .....   46
      Credit Rating
      Guidelines ..........   46
      Investment and Credit
      Research Teams ......   46
   Glossary ...............   47


                                                  www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* A sharp decline in interest rates helped municipal bonds produce solid returns for the six months ended November 30, 1998.

* Rates fell because a series of economic crises around the globe threatened to slow the U.S. economy, and because inflation remained low.

* In an attempt to boost the economy and restore confidence to global financial markets, the U.S. Federal Reserve lowered short-term interest rates three times from September to November.

* Despite their gains, municipal bonds lagged Treasury securities. That's because the bond market rally was driven in part by demand from foreign investors, who don't benefit from municipals' tax advantages.

* Meanwhile, municipal bond supply surged as many issuers sought to lock in lower borrowing costs by refinancing older, higher-rate debt.

* As a result of the Federal Reserve's interest rate cuts, short-term rates fell faster than long-term rates, resulting in a steeper municipal yield curve.

LIMITED-TERM TAX-FREE

* Limited-Term Tax-Free produced higher returns and more federal tax-free income than the average short/intermediate municipal fund, according to Lipper Inc.

* We increased the portfolio's credit quality, selling some of our lower-rated bonds after they'd been upgraded and their prices rose.

* We lengthened duration slightly over the last six months, which helped returns as interest rates declined.

* The portfolio's yield declined as interest rates fell over the last six months.

* Less supply and increased demand improve the outlook for the municipal market.

INTERMEDIATE-TERM TAX-FREE

* The portfolio had higher returns and produced more federal tax-free income than the average intermediate municipal fund, according to Lipper Inc.

* We changed the maturity structure of the portfolio from a "barbell" to a "bullet," which enhanced returns as the municipal yield curve steepened over the last six months (see page 13 for a detailed discussion of the fund's maturity structure).

* We've maintained a slightly long duration for about the last year, which helped returns as rates declined overall.

* Less supply and increased demand improve the outlook for the municipal market.

[left margin]

"A SHARP DECLINE IN INTEREST RATES HELPED MUNICIPAL BONDS PRODUCE SOLID RETURNS FOR THE SIX MONTHS ENDED NOVEMBER 30, 1998."

            LIMITED-TERM TAX-FREE
                   (TWTSX)
TOTAL RETURNS:               AS OF 11/30/98
    6 Months                         2.90%*
    1 Year                            5.51%
NET ASSETS:                   $40.5 million
30-DAY SEC YIELD:                     3.36%
INCEPTION DATE:                      3/1/93

              INTERMEDIATE-TERM
                  TAX-FREE
                   (TWTIX)
TOTAL RETURNS:               AS OF 11/30/98
    6 Months                         3.56%*
    1 Year                            6.77%
NET ASSETS:                  $147.5 million
30-DAY SEC YIELD:                     3.69%
INCEPTION DATE:                      3/2/87

* Not annualized.

See Total Returns on pages 5 and 11. Investment terms are defined in the Glossary on page 47.


2      1-800-345-2021


Report Highlights
--------------------------------------------------------------------------------
                                                                    (Continued)

LONG-TERM TAX-FREE

* Long-Term Tax-Free performed very well, continuing to produce higher returns and more federal tax-free income than the average general municipal fund, according to Lipper Inc.

* Keys to that solid performance were our below-average management fees and ability to structure the portfolio to be immune to "calls" (for a complete discussion of calls, see pages 21-22).

* The fund's longer-term returns are also quite strong--over the past five years, Long-Term Tax-Free placed in about the top quarter of the Lipper "General Municipal Debt Funds" category. There were 240, 198, and 141 funds in the category for the 1-, 3-, and 5-year periods, respectively.

* The portfolio's yield declined as interest rates fell over the last six months.

* Less supply and increased demand improve the outlook for the municipal market.

HIGH-YIELD MUNICIPAL

* Since its inception on March 31, 1998, the fund has generated much better returns than the average high-yield municipal fund, according to Lipper Inc.

* In addition, High-Yield Municipal produced more federal tax-free income than its Lipper peer group average.

* That solid performance reflects the fact that we've put together an experienced management team that's been able to invest new money coming into the fund quickly.

* In addition, we've waived management fees through April 30, 1999, which helped us provide competitive yields and returns right away. Without the fee waiver, yields and returns would have been lower.

* We helped performance by keeping duration relatively long as interest rates declined through early October.

* Less supply and increased demand improve the outlook for the municipal market.

[right margin]

"LESS SUPPLY AND INCREASED DEMAND IMPROVE THE OUTLOOK FOR THE MUNICIPAL MARKET.

              LONG-TERM TAX-FREE
                    (TWTLX)
TOTAL RETURNS:               AS OF 11/30/98
    6 Months                         4.07%*
    1 Year                            7.77%
NET ASSETS:                  $125.2 million
30-DAY SEC YIELD:                     4.10%
INCEPTION DATE:                      3/2/87

             HIGH-YIELD MUNICIPAL
                    (ABHYX)
TOTAL RETURNS:               AS OF 11/30/98
    6 Months                         4.20%*
    Since Inception                  6.08%*
NET ASSETS:                   $39.5 million
30-DAY SEC YIELD:                     5.34%
INCEPTION DATE:                     3/31/98

* Not annualized.

See Total Returns on pages 20 and 28. Investment terms are defined in the Glossary on page 47.


                                                  www.americancentury.com      3


Market Perspective from Randall W. Merk
--------------------------------------------------------------------------------
/photo of Randall W. Merk/
Randall W. Merk, director of fixed-income investing at American Century

MODERATE MUNICIPAL RETURNS

     Municipal securities turned in a positive performance during the six months ended November 30, 1998. Municipal bond prices rose as interest rates declined; however, too much supply and too little demand limited returns. Long-term municipal bonds, which are most sensitive to changes in interest rates, performed best. For the six months, the Lehman Brothers Long-Term Municipal Bond Index returned 4.10%. Intermediate-term securities, represented by the Lehman Brothers 5-Year General Obligation Index, returned 3.43%, while the short-term Merrill Lynch 0- to 3-Year Municipal Index posted a 2.77% return.

RATES FELL

     Declines in interest rates were sparked by a series of global economic crises that threatened to slow the U.S. economy. In addition, an abundance of cheap imports and falling commodity prices helped keep inflation low. The government's consumer price index rose just 1.5% for the year ended November 30, 1998. That's the slowest pace in a dozen years.

     In an attempt to boost the economy and restore confidence to financial markets, the U.S. Federal Reserve cut short-term interest rates three times from September to November, its first rate reductions since January 1996.

MUNICIPALS LAGGED TREASURYS

     Plummeting stock markets, currency devaluations, and debt defaults caused investors around the world to demand the safety and liquidity of U.S. Treasury bonds. That surge in demand led to record low bond yields and huge gains by Treasury securities. Because foreign investors don't benefit from the tax advantages of municipal bonds, demand for municipals lagged.

     Furthermore, the supply of municipals surged. Motivated by declining interest rates, municipal issuers sought to lock in lower borrowing costs by issuing new debt and/or refinancing older debt. For the six months ended November 30, 1998, new issue volume was up about a third compared with the same six-month period a year ago. These supply and demand factors caused municipal bonds to underperform Treasury securities for the six months.

STEEPER YIELD CURVE

     Reflecting the Fed's interest rate cuts, short-term rates dropped dramatically. For the six months, the yield on one-year municipal securities fell roughly 62 basis points (a basis point equals 0.01%), while the yield on 30-year municipal bonds fell only about 15 basis points. This resulted in the steeper yield curve shown in the accompanying graph. The yield difference between a one-year note and a 30-year bond rose to 176 basis points on November 30, 1998, compared with 128 basis points just six months earlier.

[left margin]

"MUNICIPAL SECURITIES TURNED IN A POSITIVE PERFORMANCE DURING THE SIX MONTHS ENDED NOVEMBER 30, 1998."

[line chart - data below]

STEEPER MUNICIPAL YIELD CURVE

Years to Maturity    11/30/98           5/31/98
1                     3.060%             3.690%
2                     3.360%             3.850%
3                     3.510%             3.950%
4                     3.630%             4.040%
5                     3.730%             4.090%
6                     3.825%             4.160%
7                     3.920%             4.230%
8                     4.000%             4.300%
9                     4.080%             4.370%
10                    4.160%             4.440%
11                    4.248%             4.514%
12                    4.336%             4.588%
13                    4.424%             4.662%
14                    4.512%             4.736%
15                    4.600%             4.810%
16                    4.636%             4.836%
17                    4.672%             4.862%
18                    4.708%             4.888%
19                    4.744%             4.914%
20                    4.780%             4.940%
21                    4.784%             4.942%
22                    4.788%             4.944%
23                    4.792%             4.946%
24                    4.796%             4.948%
25                    4.800%             4.950%
26                    4.804%             4.954%
27                    4.808%             4.958%
28                    4.812%             4.962%
29                    4.816%             4.966%
30                    4.820%             4.970%

Source: Bloomberg Financial Markets

"DECLINES IN INTEREST RATES WERE SPARKED BY A SERIES OF GLOBAL ECONOMIC CRISES THAT THREATENED TO SLOW THE U.S. ECONOMY."


4      1-800-345-2021


Limited-Term Tax-Free--Performance
--------------------------------------------------------------------------------
TOTAL RETURNS AS OF NOVEMBER 30, 1998

                                                    INCEPTION 3/1/93
                        LIMITED-TERM    MERRILL LYNCH 0- TO   SHORT/INTERMEDIATE MUNI DEBT FUNDS(2)
                          TAX-FREE       3-YEAR MUNI INDEX      AVERAGE RETURN     FUND'S RANKING
------------------------------------------------------------------------------------------------
6 MONTHS(1) ............    2.90%              2.77%               2.70%                --
1 YEAR .................    5.51%              5.12%               5.03%            5 OUT OF 30
------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS ................    4.84%              4.56%               4.50%            6 OUT OF 24
5 YEARS ................    4.78%              4.48%               4.37%            2 OUT OF 14
LIFE OF FUND ...........    4.62%              4.35%               4.61%(3)         7 OUT OF 11(3)

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

(3) Since 3/31/93, the date nearest the fund's inception for which return data are available.

See pages 46-47 for more information about returns, the comparative index, and Lipper fund rankings.

[mountain chart - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
Value on 11/30/98
Limited-Term Tax-Free       $12,965
Merrill-Lynch 0- to
   3-Year Muni Index        $12,775

                    Limited-Term        Merrill-Lynch 0- to
                      Tax-Free           3-Year Muni Index
DATE                    VALUE                  VALUE
3/1/93                 $10,000                $10,000
3/31/93                $10,014                 $9,991
6/30/93                $10,132                $10,110
9/30/93                $10,227                $10,149
12/31/93               $10,337                $10,322
3/31/94                $10,322                $10,319
6/30/94                $10,426                $10,396
9/30/94                $10,524                $10,499
12/31/94               $10,591                $10,458
3/31/95                $10,790                $10,693
6/30/95                $10,964                $10,904
9/30/95                $11,110                $11,064
12/31/95               $11,305                $11,213
3/31/96                $11,364                $11,325
6/30/96                $11,434                $11,403
9/30/96                $11,564                $11,535
12/31/96               $11,721                $11,672
3/31/97                $11,768                $11,728
6/30/97                $12,007                $11,907
9/30/97                $12,204                $12,073
12/31/97               $12,378                $12,222
3/31/98                $12,501                $12,356
6/30/98                $12,627                $12,476
9/30/98                $12,892                $12,680
11/30/98               $12,965                $12,775

$10,000 investment made 3/1/93

The chart at left shows the growth of a $10,000 investment over the life of the fund, while the chart below shows the fund's year-by-year performance. The Merrill Lynch 0- to 3-Year Municipal Index is provided for comparison in each chart. Limited-Term Tax-Free's returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the returns of the index do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar chart - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED NOVEMBER 30)
                    Limited-Term        Merrill-Lynch 0- to
                      Tax-Free           3-Year Muni Index
DATE                   RETURN                RETURN
11/30/93*               2.65%                2.54%
11/30/94                2.80%                1.67%
11/30/95                6.62%                7.19%
11/30/96                4.11%                4.15%
11/30/97                4.91%                4.42%
11/30/98                5.51%                5.12%

* From 3/1/93, the fund's inception date.


                                                  www.americancentury.com      5


Limited-Term Tax-Free--Q&A
--------------------------------------------------------------------------------
/photo of Joel Silva/

     An interview with Joel Silva, a portfolio manager on the Limited-Term Tax-Free fund investment team.

HOW DID LIMITED-TERM TAX-FREE PERFORM DURING THE SIX MONTHS ENDED NOVEMBER 30, 1998?

     The portfolio continued to perform well, producing better-than-average returns. Over the last six months, the fund returned 2.90%, compared with the 2.70% average return of the 31 "Short/Intermediate Municipal Debt Funds" tracked by Lipper Inc. Limited-Term Tax-Free's relative performance over the last year is even better, with the portfolio ranking fifth in its Lipper group. (See the Total Returns table on the previous page for additional fund performance comparisons.)

WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO OVER THE LAST SIX MONTHS?

     Perhaps the biggest change we made was to upgrade the fund's credit quality. By the end of November, more than three-quarters of assets were in bonds rated AAA and AA, compared with about two-thirds of assets just six months ago.

     We made the change because we think municipal credit quality may have peaked. Economic turmoil in Asia and Latin America has reduced demand for goods produced in the U.S. While we don't expect a recession, we do believe we're in for slower growth. That could take a toll on municipal tax revenues and drag down credit quality. In addition, credit quality has been helped in recent years by easy access to bond insurance. But with the economy likely to slow, bond insurers have slowed their activity. And because lower-rated bonds tend to be more sensitive to changes in credit conditions and the economy, we think it makes sense to increase the portfolio's quality.

HOW DO CHANGES IN CREDIT QUALITY AFFECT THE BONDS IN THE PORTFOLIO?

     A good way to understand credit risk and how it relates to a municipal bond or fund is to look at credit spreads. The spread is the difference in yield between municipal bonds rated BBB and AAA. We've written at length in past reports about how credit spreads narrowed in the last few years as a result of an improving economy, easy access to bond insurance, and heavy demand for higher-yielding bonds. Narrower yield spreads meant BBB bonds generally outperformed higher-rated debt in recent years. And as long as credit quality was improving, we were content to hold lower-rated bonds and boost our performance.

     For example, let's look at the fund's New York holdings. We bought lower-rated New York bonds at attractive prices some time ago. We sold some of those securities in the summer after they'd been upgraded, yield spreads narrowed, and their prices rose. That move turned out to be timely--credit spreads widened in the late summer and fall, and these bonds underperformed AAA securities. Spreads widened because New York's economy and tax revenues are

[left margin]

"THE PORTFOLIO CONTINUED TO PERFORM WELL, PRODUCING BETTER-THAN-AVERAGE
RETURNS."

YIELDS AS OF NOVEMBER 30, 1998
  30-DAY SEC YIELD
                                   3.36%
  30-DAY TAX-EQUIVALENT YIELDS
    28.0% TAX BRACKET              4.67%
    31.0% TAX BRACKET              4.87%
    36.0% TAX BRACKET              5.25%
    39.6% TAX BRACKET              5.56%

PORTFOLIO AT A GLANCE
                          11/30/98          5/31/98
NUMBER OF SECURITIES         38               36
WEIGHTED AVERAGE
  MATURITY                 3.7 YRS          3.6 YRS
AVERAGE DURATION           3.2 YRS          2.9 YRS
EXPENSE RATIO              0.52%*           0.52%*

* Annualized.

Investment terms are defined in the Glossary on page 47.


6      1-800-345-2021


Limited-Term Tax-Free--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

closely tied to the health of the finance sector, which was very hard hit by volatility in global financial markets from July to October. In our opinion, the risk of holding some of these lower-rated bonds outweighed the advantages of picking up the small amount of extra yield they offered. As a result, we locked in our gains, sacrificing some yield to get the boost in return.

TAKING PROFITS BY SELLING SOME OF THOSE LOWER-RATED BONDS HAS THE POTENTIAL TO GENERATE CAPITAL GAINS. DO YOU TRY TO LIMIT CAPITAL GAINS AT ALL?

     Yes, we evaluate all our trades on the basis of after-tax total return. We always ask ourselves, "Does this trade make sense for a tax-sensitive investor?" For a trade to meet that criterion, we have to be convinced that it makes sense from both a return and a capital gain perspective. For example, when we sold those New York bonds, not only did we look at the trade from a total return perspective, but we also considered what it meant in terms of realized capital gains. Ways we try to limit capital gains are by carrying over losses from previous tax years and by doing tax-loss swaps in the current year when we can.

THE FUND'S YIELD DECLINED OVER THE LAST SIX MONTHS. IS THAT A RESULT OF SELLING THOSE LOWER-RATED, HIGHER-YIELDING BONDS?

     Not entirely. The main reason Limited-Term Tax-Free has a lower yield is that interest rates fell quite a bit over the last six months. Rates came down across the municipal yield curve, but they fell most sharply for short- and intermediate-term bonds. According to Bloomberg Financial Services, the yield on a three-year AAA municipal bond fell 43 basis points (a basis point equals 0.01%, so 43 basis points equals 0.43%). In addition, the 30-day SEC yield depends in part on the fund's share price--the higher the price, the lower the yield. Because Limited-Term Tax-Free's share price rose between May and November, its yield declined (for a definition of SEC yield, see the Glossary on page 47).

     However, it is true that reducing our exposure to lower-rated municipal bonds did marginally reduce Limited-Term Tax-Free's yield. But we think we've done a good job of upgrading the fund's quality without throwing in the towel on yield. For example, six months ago the portfolio's yield was 3.67%, while the average yield of our Lipper group was 3.60%. As of November 30, the portfolio had a 3.36% 30-day SEC yield, which was still higher than the 3.28% yield of the Lipper category average. So we're still giving shareholders better-than-average yields, and we did that while upgrading the fund's credit quality. However, a portion of income will be taxable for shareholders subject to the federal alternative minimum tax.

DID YOU MAKE ANY CHANGES TO DURATION?

     Over the last six months, we lengthened duration slightly from 2.9 to 3.2 years. Interest rates declined during the period, so having a longer duration helped returns. (The longer a fund's duration, the more its share price tends to rise when rates decline and fall when rates increase.) That relatively small change is consistent with our policy of making only modest adjustments to duration over time. Rather than make big bets on the direction of interest rates, we try to outperform our peers through careful credit analysis and security selection.

[right margin]

"INTEREST RATES DECLINED DURING THE PERIOD, SO HAVING A LONGER DURATION HELPED RETURNS."

TOP FIVE STATES (AS OF 11/30/98)
                  % OF FUND INVESTMENTS
OHIO                      10.6%
MICHIGAN                   9.7%
NEW YORK                   9.5%
CALIFORNIA                 7.1%
MISSOURI                   6.9%

TOP FIVE STATES (AS OF 5/31/98)
                  % OF FUND INVESTMENTS
NEW YORK                  18.5%
MISSOURI                  11.9%
CALIFORNIA                11.3%
OHIO                      10.6%
ARIZONA                    5.9%


                                                  www.americancentury.com      7


Limited-Term Tax-Free--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

WHAT'S YOUR OUTLOOK FOR THE MUNICIPAL MARKET?

     We like the outlook for municipal bonds for a number of reasons. Inflation rose at the slowest annual pace in a dozen years for the year ended November 30, 1998. With inflation so low and the economy facing pressure from global economic turmoil, we believe the Federal Reserve probably has room to lower interest rates even further.

     Supply and demand factors also look positive going forward. As interest rates declined this year, many municipalities refinanced their older debt at the new lower rate. All that supply limited municipal bonds' gains in 1998. But bonds can only be refinanced a limited number of times, so we should see less new supply going forward. Meanwhile, demand for municipal bonds is likely to be strong because municipals are very attractively valued relative to Treasurys.

GIVEN THAT OUTLOOK, WHAT ARE YOUR PLANS FOR LIMITED-TERM TAX-FREE FOR THE NEXT SIX MONTHS?

     It's a steady-at-the-helm approach--we're going to continue to work to give investors solid tax-exempt yields and good total return. But as we've discussed, we won't sacrifice principal to reach for extra yield. That means we're likely to continue to upgrade the fund's credit quality when we think we can sell our lower-rated bonds at attractive prices. Because we think interest rates are likely to head lower, we'll continue to keep duration slightly longer than three years. Overall, we'll use careful credit analysis and security selection to find what we think are the best bonds in the market. That's the same strategy that's helped the fund to such solid long-term performance.

[left margin]

PORTFOLIO COMPOSITION BY CREDIT RATING
             % OF FUND INVESTMENTS
            AS OF             AS OF
          11/30/98           5/31/98
AAA          57%               51%
AA           21%               17%
A             6%               12%
BBB          16%               20%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page 46 for more information.

TOP FIVE SECTORS (AS OF 11/30/98)
                            % OF FUND INVESTMENTS
GO                                    20%
COPS/LEASES                           19%
ELECTRIC REVENUE                      11%
TRANSPORTATION REVENUE                11%
SALES TAX REVENUE                      7%

TOP FIVE SECTORS (AS OF 5/31/98)
                            % OF FUND INVESTMENTS
COPS/LEASES                           27%
GO                                    22%
TRANSPORTATION REVENUE                12%
ELECTRIC REVENUE                       7%
WATER AND SEWER REVENUE                6%

Security types are defined on page 47.


8      1-800-345-2021


Limited-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------
NOVEMBER 30, 1998 (UNAUDITED)

Principal Amount           ($ in Thousands)                         Value
--------------------------------------------------------------------------------
MUNICIPAL SECURITIES--98.4%
ALASKA--4.7%
                   $  850  Alaska Industrial Development &
                              Export Auth. Power Rev.,
                              Series 1998-1, (Snettisham
                              Hydroelectric), 4.50%, 1/1/00         $  859
                    1,000  Alaska Industrial Development &
                              Export Auth. Rev.,
                              Series 1998 A, 4.50%,
                              4/1/01 (MBIA)                          1,015
                                                                  ---------
                                                                     1,874
                                                                  ---------
ARIZONA--6.5%
                    1,500  Arizona Transportation Board
                              Excise Tax Rev., (Maricopa
                              County), 5.60%, 7/1/02
                              (AMBAC)                                1,593
                      515  Maricopa County COP, 5.625%,
                              6/1/00                                   524
                      500  Maricopa County School
                              District No. 11 GO,
                              Series 1998 C, (Peoria
                              University), 4.20%, 7/1/05
                              (FGIC)                                   508
                                                                  ---------
                                                                     2,625
                                                                  ---------
CALIFORNIA--7.1%
                    1,225  Garden Grove Agency Community
                              Development Tax Allocation,
                              (Garden Grove Community),
                              5.20%, 10/1/01                         1,274
                    1,500  Long Beach Harbor Rev.,
                              Series 1998 A, 5.00%,
                              5/15/03 (FGIC)                         1,577
                                                                  ---------
                                                                     2,851
                                                                  ---------
COLORADO--6.6%
                    1,000  Denver Colorado City & County
                              Airport Rev., Series 1996 B,
                              5.25%, 11/15/02 (MBIA)                 1,050
                      500  Denver Health & Hospital Rev.,
                              Series 1998 A, 4.75%,
                              12/1/01                                  508
                    1,000  Highlands Ranch Metropolitan
                              District #2 GO, 6.00%,
                              6/15/02 (FSA)                          1,074
                                                                  ---------
                                                                     2,632
                                                                  ---------
FLORIDA--4.8%
                      210  Escambia County Housing
                              Finance Auth. Single Family
                              Mortgage Rev., Series 1998 A,
                              (Multi-County Program), 4.70%,
                              10/1/05 (GNMA/FNMA)                      213

Principal Amount           ($ in Thousands)                         Value
--------------------------------------------------------------------------------
                   $1,550  Jacksonville Electric Auth. Rev.,
                              (St. John's River), 6.00%,
                              10/1/04                              $ 1,714
                                                                  ---------
                                                                     1,927
                                                                  ---------
ILLINOIS--2.6%
                    1,000  Illinois Civic Center Rev., 5.00%,
                              12/15/05 (AMBAC)                       1,055
                                                                  ---------
INDIANA--2.6%
                    1,000  Central High School Building
                              Corp. Rev., 5.25%, 2/1/04
                              (AMBAC)                                1,056
                                                                  ---------
KENTUCKY--2.5%
                    1,000  Carrollton & Henderson Public
                              Energy Auth. Gas Rev.,
                              Series 1998 B, 4.20%,
                              1/1/06 (FSA)                             999
                                                                  ---------
MICHIGAN--9.7%
                    1,000  Detroit Downtown Development
                              Auth. Tax Increment Rev.,
                              Series 1998 C, (Development
                              Area No. 1), 4.10%, 7/1/03
                              (MBIA)                                 1,008
                      880  Detroit GO, Series 1995 A,
                              5.40%, 5/1/00                            901
                      385  Detroit GO, Series 1995 B,
                              5.10%, 4/1/99                            387
                      500  Detriot GO, Series 1995 B,
                              6.50%, 4/1/02                            537
                    1,000  Michigan Municipal Board Auth.
                              Rev., 5.00%, 12/1/05                   1,060
                                                                  ---------
                                                                     3,893
                                                                  ---------
MISSISSIPPI--2.3%
                      935  Mississippi Lease Rev. COP,
                              Series 1997 A, 4.60%,
                              4/15/99 (AMBAC)                          940
                                                                  ---------
MISSOURI--6.9%
                    1,675  North Kansas City School District
                              GO, 5.00%, 3/1/00                      1,709
                    1,000  Springfield State Highway
                              Improvement Corp. Rev., 5.05%,
                              8/1/03 (AMBAC)                         1,051
                                                                  ---------
                                                                     2,760
                                                                  ---------
MONTANA--2.5%
                    1,000  Forsyth Pollution Control Rev.,
                              Series 1998 B, 4.75%, 5/1/03           1,011
                                                                  ---------
NEW JERSEY--5.9%
                      500  New Jersey Educational Facilities
                              Auth. Rev., Series 1998 B,
                              (St. Peters College), 4.60%,
                              7/1/01                                   508

See Notes to Financial Statements


                                                  www.americancentury.com      9


Limited-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 1998 (UNAUDITED)

Principal Amount           ($ in Thousands)                         Value
--------------------------------------------------------------------------------
                   $1,750  West Windsor Plainsboro GO,
                              5.25%, 12/1/02 (FGIC)                $ 1,850
                                                                  ---------
                                                                     2,358
                                                                  ---------
NEW YORK--9.5%
                    2,145  New York City Municipal
                              Assistance Corp. Rev.,
                              Series 1997 I, 5.25%, 7/1/02           2,250
                      500  New York State Dormitory Auth.
                              Rev., Series 1998 I, (New York
                              Downtown Hospital), 4.80%,
                              2/15/06                                  512
                    1,000  New York State Serial Bonds GO,
                              6.70%, 11/15/99                        1,034
                                                                  ---------
                                                                     3,796
                                                                  ---------
OHIO--10.6%
                    2,070  Ohio Building Auth. Rev.,
                              Series 1997 A, (Highway
                              Safety Building), 5.00%,
                              10/1/03 (AMBAC)                        2,175
                      500  Ohio Public Facilities Commission
                              Rev., Series 1998 A, 4.50%,
                              12/1/04                                  516
                    1,500  Ohio Water Development Auth.
                              Pollution Control Facilities Rev.,
                              5.00%, 6/1/04 (MBIA)                   1,580
                                                                  ---------
                                                                     4,271
                                                                  ---------
RHODE ISLAND--1.5%
                      570  Rhode Island Economic
                              Development Corp. Airport Rev.,
                              Series 1998 A, 5.00%,
                              7/1/03 (FSA)                             595
                                                                  ---------

Principal Amount           ($ in Thousands)                         Value
--------------------------------------------------------------------------------
SOUTH CAROLINA--4.9%
                   $  855  Piedmont Municipal Power
                              Agency Rev., Series 1991 A,
                              6.00%, 1/1/02 (FGIC)                  $  909
                    1,000  South Carolina Public Service
                              Auth. Rev., Series 1998 A,
                              5.00%, 1/1/02                          1,036
                                                                  ---------
                                                                     1,945
                                                                  ---------
TENNESSEE--2.7%
                    1,050  Jackson Hospital Rev., (Madison
                              County General Hospital),
                              4.50%, 4/1/00 (AMBAC)                  1,064
                                                                  ---------
TEXAS--4.5%
                    1,000  Colorado River Municipal Water
                              District Rev., Series 1991 A,
                              8.50%, 1/1/01, Prerefunded at
                              100% of Par (AMBAC)(1)                 1,098
                      685  Denison Hospital Auth. Rev.,
                              (Texoma Medical Center),
                              5.00%, 8/15/00                           695
                                                                  ---------
                                                                     1,793
                                                                  ---------
TOTAL MUNICIPAL SECURITIES                                          39,445
                                                                  ---------
           (Cost $38,559)

TEMPORARY CASH INVESTMENTS--1.6%
                      656  Units of Participation in Chase
                              Visa Tax-Free Money Market
                              Fund (Institutional Shares)              656
                                                                  ---------
   (Cost $656)

TOTAL INVESTMENT SECURITIES--100.0%                                $40,101
                                                                  =========
   (Cost $39,215)

NOTES TO SCHEDULE OF INVESTMENTS

AMBAC = AMBAC Assurance Corporation

COP = Certificates of Participation

FGIC = Financial Guaranty Insurance Co.

FNMA = Federal National Mortgage Association

FSA = Financial Security Assurance Inc.

GNMA = Government National Mortgage Association

GO = General Obligation

MBIA = MBIA Insurance Corp.

(1) Escrowed to maturity in U.S. Government securities.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule tells you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* principal amount of each investment

* the market value of each investment

* the percentage of investments in each state

* the percent and dollar breakdown of each investment category

                                              See Notes to Financial Statements


10      1-800-345-2021


Intermediate-Term Tax-Free--Performance
--------------------------------------------------------------------------------
TOTAL RETURNS AS OF NOVEMBER 30, 1998

                                INCEPTION 3/2/87
                  INTERMEDIATE-TERM    LEHMAN 5-YEAR    INTERMEDIATE MUNICIPAL DEBT FUNDS(2)
                       TAX-FREE           GO INDEX        AVERAGE RETURN    FUND'S RANKING
------------------------------------------------------------------------------------------
6 MONTHS(1) ......       3.56%             3.43%               3.18%              --
1 YEAR ...........       6.77%             6.32%               6.31%         33 OUT OF 148
------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS ..........       5.80%             5.68%               5.57%         44 OUT OF 121
5 YEARS ..........       5.56%             5.55%               5.50%         31 OUT OF 78
10 YEARS .........       6.59%             6.96%               6.94%         21 OUT OF 27

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

See pages 46-47 for more information about returns, the comparative index, and Lipper fund rankings.

[mountain chart - data below]

GROWTH OF $10,000 OVER 10 YEARS
Value on 11/30/98
Intermdiate-Term Tax-Free       $18,938
Lehman 5-Year GO Index          $19,607

                   Intermediate-Term         Lehman 5-Year
                       Tax-Free                GO Index
DATE                     VALUE                  VALUE
11/30/88                $10,000                $10,000
11/30/89                $10,671                $10,815
11/30/90                $11,370                $11,651
11/30/91                $12,315                $12,724
11/30/92                $13,369                $13,879
11/30/93                $14,449                $14,966
11/30/94                $14,175                $14,831
11/30/95                $15,989                $16,610
11/30/96                $16,787                $17,500
11/30/97                $17,737                $18,442
11/30/98                $18,938                $19,607

$10,000 investment made 11/30/88

The chart at left shows the growth of a $10,000 investment in the fund over 10 years, while the chart below shows the fund's year-by-year performance. The Lehman 5-Year GO Index is provided for comparison in each chart. Intermediate-Term Tax-Free's returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the returns of the index do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar chart - data below]

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED NOVEMBER 30)
                   Intermediate-Term       Lehman 5-Year
                       Tax-Free              GO Index
DATE                    RETURN                RETURN
11/30/89                 6.71%                 8.15%
11/30/90                 6.55%                 7.73%
11/30/91                 8.31%                 9.21%
11/30/92                 8.56%                 9.08%
11/30/93                 8.08%                 7.83%
11/30/94                -1.90%                -0.90%
11/30/95                12.80%                11.99%
11/30/96                 4.99%                 5.36%
11/30/97                 5.66%                 5.38%
11/30/98                 6.77%                 6.32%


                                                 www.americancentury.com      11


Intermediate-Term Tax-Free--Q&A
--------------------------------------------------------------------------------

     An interview with Joel Silva (pictured on page 6), a portfolio manager on the Intermediate-Term Tax-Free fund investment team.

HOW DID INTERMEDIATE-TERM TAX-FREE PERFORM DURING THE SIX MONTHS ENDED NOVEMBER 1998?

     The portfolio performed well. Over the last six months, the fund returned 3.56%, compared with the 3.18% average return of the 150 "Intermediate Municipal Debt Funds" tracked by Lipper Inc. Limited-Term Tax-Free's relative performance over the last several years is similarly strong. The fund also continued to outperform its benchmark, the Lehman Brothers 5-Year GO Index. (See the Total Returns table on the previous page for detailed performance comparisons.)

HOW DID INTERMEDIATE-TERM TAX-FREE'S YIELD COMPARE?

     The portfolio again produced more federal tax-free income than the average intermediate-term municipal fund. As of November 30, Intermediate-Term Tax-Free had a 30-day SEC yield of 3.69%, significantly higher than the 3.46% yield of its Lipper category average. (See the Yields table at left for tax-equivalent yields.) However, a portion of income will be taxable for shareholders subject to the federal alternative minimum tax.

THE FUND'S YIELD DECLINED OVER THE SIX MONTHS. WHY?

     The primary reason Intermediate-Term Tax-Free has a lower yield is that interest rates fell quite a bit over the last six months. Rates came down across the municipal yield curve, but they fell most sharply for short- and intermediate-term bonds. According to Bloomberg Financial Services, the yield on a five-year AAA municipal bond fell 36 basis points (a basis point equals 0.01%, so 36 basis points equals 0.36%). In addition, the SEC yield depends in part on the fund's share price--the higher the price, the lower the yield. Because
Intermediate-Term Tax-Free's share price rose between May and November, its yield declined (for a definition of SEC yield, see the Glossary on page 47).

     But we should also point out that we've begun to reduce our exposure to lower-rated securities. BBB bonds have higher yields than AA or AAA securities, so increasing the portfolio's credit quality will also likely marginally reduce the fund's yield.

WHY INCREASE INTERMEDIATE-TERM TAX-FREE'S CREDIT QUALITY?

     We're making the change because we think municipal credit quality may have peaked. Economic turmoil in Asia and Latin America has reduced demand for goods produced in the U.S. While we don't expect a recession, we do believe we're in for slower growth. That could take a toll on municipal tax revenues and drag down credit quality. In addition, credit quality has been helped in recent years by easy access to bond insurance. But with the economy likely to slow, bond insurers have decreased their activity. And because lower-rated bonds tend to be more sensitive to changes in credit conditions and the economy, we think it makes sense to begin to increase the portfolio's quality.

[left margin]

"THE PORTFOLIO AGAIN PRODUCED MORE FEDERAL TAX-FREE INCOME THAN THE AVERAGE INTERMEDIATE-TERM MUNICIPAL FUND."

YIELDS AS OF NOVEMBER 30, 1998
  30-DAY SEC YIELD
                                  3.69%
  30-DAY TAX-EQUIVALENT YIELDS
    28.0% TAX BRACKET             5.13%
    31.0% TAX BRACKET             5.35%
    36.0% TAX BRACKET             5.77%
    39.6% TAX BRACKET             6.11%

PORTFOLIO AT A GLANCE
                           11/30/98          5/31/98
NUMBER OF SECURITIES          112              101
WEIGHTED AVERAGE
  MATURITY                  8.3 YRS          7.9 YRS
AVERAGE DURATION            5.4 YRS          5.4 YRS
EXPENSE RATIO               0.51%*           0.51%*

* Annualized.

Investment terms are defined in the Glossary on page 47.


12      1-800-345-2021


Intermediate-Term Tax-Free--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

WHAT OTHER CHANGES DID YOU MAKE TO THE PORTFOLIO OVER THE LAST SIX MONTHS?

     We changed the maturity structure from the "barbell" we'd maintained earlier in the year to more of a "bullet" structure. A barbell--which overweights bonds with short- and long-term maturities and underweights intermediate-term securities--tends to perform best when the yield curve is moving from steep to flat. A bullet, on the other hand, concentrates the portfolio's bond maturities around an intermediate-term maturity and tends to outperform a barbell when the yield curve steepens. Several months ago, we felt the municipal yield curve was as flat as it was going to get and would likely steepen going forward. As a result, we locked in some of the gains from our barbell structure and moved toward more of a bullet.

TAKING PROFITS FROM THE MATURITY STRUCTURE TRADES YOU'VE DISCUSSED HAVE THE POTENTIAL TO GENERATE CAPITAL GAINS. DO YOU TRY TO LIMIT CAPITAL GAINS AT ALL?

     Yes, we evaluate all our trades on the basis of after-tax total return. We always ask ourselves, "Does this trade make sense for a tax-sensitive investor?" For a trade to meet that criterion, we have to be convinced that it makes sense from both a return and a capital gain perspective. In making the change from a barbell to a bullet, not only did we take into account the shape of the yield curve and the boost the trade could give to total return, but we also considered what we would give up in terms of realized capital gains. Other ways we try to limit capital gains are by carrying over losses from previous tax years and by doing tax-loss swaps in the current year when we can.

DID YOU MAKE ANY CHANGES TO DURATION?

     Not really. For about the last year we've maintained a duration of 5.4 years, which is slightly longer than the duration of the average intermediate-term municipal fund. (Duration measures a bond fund's sensitivity to changes in interest rates. The longer a fund's duration, the more its share price tends to move when rates change.) Interest rates declined during the period, so having a longer duration helped returns.

     But the fund, and the municipal market in general, didn't get as big a boost as you might expect out of lower rates. That's because the decline in market rates was driven in part by a flight to quality by foreign investors--investors who don't benefit from municipal bonds' tax advantages. As a result, municipal bonds didn't participate fully in the rally that sent Treasury prices soaring.

     But a side effect of that rally is that municipal bonds look very attractive relative to Treasurys right now. In fact, we think the two most likely scenarios suggest municipal bonds could outperform Treasurys going forward. We believe either Treasury bond yields will stay near record lows and municipal bond yields will also work lower, or Treasury yields will back up and municipal bonds will stay about where they are, losing less than Treasurys if rates rise.

[right margin]

"WE THINK THE TWO MOST LIKELY SCENARIOS SUGGEST MUNICIPAL BONDS COULD OUTPERFORM TREASURYS GOING FORWARD."

TOP FIVE STATES (AS OF 11/30/98)
                   % OF FUND INVESTMENTS
NEW YORK                    14.6%
TEXAS                       14.2%
WASHINGTON                  13.6%
MASSACHUSETTS                7.6%
CALIFORNIA                   5.9%

TOP FIVE STATES (AS OF 5/31/98)
                   % OF FUND INVESTMENTS
NEW YORK                    16.9%
TEXAS                       13.7%
WASHINGTON                  12.5%
MASSACHUSETTS                9.5%
PENNSYLVANIA                 5.0%


                                                 www.americancentury.com      13


Intermediate-Term Tax-Free--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

ARE THERE OTHER REASONS TO LIKE THE OUTLOOK FOR THE MUNICIPAL MARKET?

     Yes, we think so. Inflation rose at the slowest annual pace in a dozen years for the year ended November 30, 1998. With inflation so low and the economy facing pressure from global economic turmoil, we believe the Federal Reserve probably has room to lower interest rates even further.

     Supply and demand factors also look positive going forward. As interest rates declined this year, many municipalities refinanced their older debt at the new lower rate. All that supply limited municipal bonds' gains in 1998. But bonds can only be refinanced a limited number of times, so we should see less new supply going forward. Meanwhile, demand for municipal bonds is likely to be strong because of their attractive values relative to Treasurys.

GIVEN THAT OUTLOOK, WHAT ARE YOUR PLANS FOR INTERMEDIATE-TERM TAX-FREE FOR THE NEXT SIX MONTHS?

     It's a steady-at-the-helm approach--we're going to continue to work to give investors solid tax-exempt yields and good total return. We're likely to continue to upgrade the fund's credit quality when we think we can sell our lower-rated bonds at attractive prices. Because we think interest rates are likely to head lower, we'll continue to keep duration a little longer than five years. Overall, we'll use careful credit analysis and security selection to find what we think are the best bonds in the market. That's the same strategy that's helped the fund to such solid long-term performance.

[left margin]

PORTFOLIO COMPOSITION BY CREDIT RATING
            % OF FUND INVESTMENTS
            AS OF             AS OF
          11/30/98           5/31/98
AAA          73%               71%
AA           12%               13%
A            11%               10%
BBB           4%                6%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page 46 for more information.

TOP FIVE SECTORS (AS OF 11/30/98)
                            % OF FUND INVESTMENTS
GO                                    21%
WATER AND SEWER REVENUE               14%
ELECTRIC REVENUE                      13%
HOSPITAL REVENUE                      12%
COPS/LEASES                           11%

TOP FIVE SECTORS (AS OF 5/31/98)
                            % OF FUND INVESTMENTS
COPS/LEASES                           17%
GO                                    16%
ELECTRIC REVENUE                      14%
WATER AND SEWER REVENUE               13%
HOSPITAL REVENUE                      11%

Security types are defined on page 47.


14      1-800-345-2021


Intermediate-Term Tax-Free--Sch. of Investments
--------------------------------------------------------------------------------

NOVEMBER 30, 1998 (UNAUDITED)

Principal Amount           ($ in Thousands)                          Value
--------------------------------------------------------------------------------
MUNICIPAL SECURITIES--98.0%
ALASKA--1.1%
                   $1,130  Alaska Industrial Development
&
                              Export Auth. Power Rev.,
                              (Snettisham Hydroelectric),
                              5.25%, 1/1/04 (AMBAC)                $  1,184
                     500   Anchorage Hospital Rev.,
                              (Sisters of Providence), 6.50%,
                              10/1/99                                   514
                                                                  ----------
                                                                      1,698
                                                                  ----------
ARIZONA--1.4%
                     510   Maricopa County COP, 5.625%,
                              6/1/00                                    519
                     500   Maricopa County Unified School
                              District No. 80 GO, (Chandler),
                              5.20%, 7/1/13 (MBIA)                      532
                     600   Pima County Unified School
                              District No. 6 GO, (Marana),
                              4.75%, 7/1/12 (FGIC)                      609
                   1,130   Sedona Wastewater Municipal
                              Property Corp. Excise Tax Rev.,
                              4.85%, 7/1/22 (MBIA)(1)                   346
                                                                  ----------
                                                                      2,006
                                                                  ----------
CALIFORNIA--3.9%
                   1,185   Association of Bay Area
                              Governments Finance Auth. for
                              Nonprofit Corporations COP,
                              (Rhoda Haas Goldman Plaza),
                              5.00%, 5/15/06 (California
                              Mortgage Insurance)                     1,252
                   2,000   California Housing Finance
                              Agency Rev., 5.60%, 8/1/09
                              (MBIA)                                  2,144
                   1,100   California Public Works Board
                              Lease Rev., Series 1994 A,
                              (Various University of California
                              Projects), 6.15%, 11/1/04
                              Prerefunded at 102% of Par(2)           1,258
                   1,100   Sacramento Regional
                              Transportation COP, Series
                              1992 A, 6.20%, 3/1/00                   1,138
                                                                  ----------
                                                                      5,792
                                                                  ----------
COLORADO--0.7%
                   1,000   Denver Sales Tax Rev.,
                              Series 1991 A, (Major League
                              Baseball Stadium District),
                              6.10%, 10/1/01 (FGIC)                   1,065
                                                                  ----------
DISTRICT OF COLUMBIA--1.7%
                   1,000   District of Columbia Hospital Rev.,
                              Series 1993 A, (Medlantic
                              Health Care Group), 5.25%,
                              8/15/02 (MBIA)                          1,045

Principal Amount           ($ in Thousands)                          Value
--------------------------------------------------------------------------------
                  $1,275   Metropolitan Washington D.C.
                              Airports Auth. Rev.,
                              Series 1992 A, 6.30%,
                              10/1/03 (MBIA)                       $  1,401
                                                                  ----------
                                                                      2,446
                                                                  ----------
FLORIDA--3.2%
                     700   Broward County School District
                              GO, 6.75%, 2/15/00                        719
                     245   Escambia County Housing
                              Finance Auth. Single Family
                              Mortgage Rev., Series 1998 A,
                              (Multi-County Program), 4.85%,
                              10/1/07 (GNMA/FNMA)                       250
                     360   Escambia County Housing
                              Finance Auth. Single Family
                              Mortgage Rev., Series 1998 A,
                              (Multi-County Program), 4.90%,
                              4/1/08 (GNMA/FNMA)                        366
                   1,775   Lakeland Electric and Water Rev.,
                              Series 1996 B, 6.00%,
                              10/1/09 (FGIC)                          2,038
                     345   Pinellas County Educational
                              Facilities Auth. Rev., (Barry
                              University), 4.35%, 10/1/00               348
                   1,000   Royal Palm Beach Utility System
                              Rev., 5.125%, 10/1/18 (MBIA)            1,018
                                                                  ----------
                                                                      4,739
                                                                  ----------
GEORGIA--4.1%
                   1,000   Atlanta Airport Facilities Rev.,
                              7.00%, 1/1/01                           1,064
                   1,000   Atlanta Water and Sewer Rev.,
                              (Second Lien), 6.00%, 1/1/05
                              (FGIC)                                  1,107
                   2,495   Fulton County Water and Sewer
                              Rev., 6.25%, 1/1/09 (FGIC)              2,891
                   1,000   Metropolitan Atlanta Rapid Transit
                              Auth. Sales Tax Rev., Series
                              1991 M, 6.05%, 7/1/01                   1,057
                                                                  ----------
                                                                      6,119
                                                                  ----------
HAWAII--1.4%
                   1,000   Hawaii State GO, Series 1990 A,
                              7.00%, 6/1/00 (FGIC)(2)                 1,052
                   1,000   Hawaii State GO, Series
                              1997 CN, 5.25%, 3/1/13
                              (FGIC)                                  1,046
                                                                  ----------
                                                                      2,098
                                                                  ----------
ILLINOIS--1.6%
                   2,250   Illinois GO, 6.00%, 10/1/01                2,388
                      30   Metropolitan Pier and Exposition
                              Auth. Rev., (McCormick Place),
                              5.20%, 6/15/99(2)                          30
                                                                  ----------
                                                                      2,418
                                                                  ----------

See Notes to Financial Statements


                                                 www.americancentury.com      15


Intermediate-Term Tax-Free--Sch. of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 1998 (UNAUDITED)

Principal Amount           ($ in Thousands)                          Value
--------------------------------------------------------------------------------
INDIANA--1.4%
                  $2,000   Indiana Health Facility Financing
                              Auth. Rev., (Holy Cross Health
                              System Corp.), 5.375%,
                              12/1/12 (MBIA)                       $  2,121
                                                                  ----------
MASSACHUSETTS--7.6%
                   2,605   Massachusetts Bay Transportation
                              Auth. Rev., Series 1992 C,
                              5.40%, 3/1/00                           2,670
                   1,000   Massachusetts Educational
                              Financing Auth. Education Loan
                              Rev., Series 1998 A, (Issue G),
                              4.55%, 12/1/06 (MBIA)                   1,012
                   1,000   Massachusetts Health &
                              Educational Facilities Auth. Rev.,
                              Series 1998 A, (Harvard
                              Pilgrim Health), 5.25%, 7/1/12
                              (FSA)                                   1,054
                   3,000   Massachusetts Water Resource
                              Auth. Rev., Series 1998 A,
                              4.75%, 8/1/27 (FSA)                     2,888
                   1,000   Massachusetts Water Resource
                              Auth. Rev., Series 1998 B,
                              4.50%, 8/1/22 (FSA)                       938
                   1,650   Springfield GO, 5.25%,
                              11/15/14 (FSA)(3)                       1,715
                   1,000   Worcester GO, 5.50%, 8/1/04
                              (MBIA)                                  1,079
                                                                  ----------
                                                                     11,356
                                                                  ----------
MICHIGAN--2.5%
                   1,000   Detroit City School District,
                              Series 1998 B, 5.375%,
                              5/1/14 (FGIC)(3)                        1,060
                   1,000   Detroit Downtown Development
                              Auth. Tax Increment Rev.,
                              Series 1998 A, (Development
                              Area No. 1), 5.25%, 7/1/12
                              (MBIA)                                  1,048
                   1,500   Detroit Water Supply System Rev.,
                              Series 1995 A, 5.30%,
                              7/1/09 (MBIA)                           1,609
                                                                  ----------
                                                                      3,717
                                                                  ----------
MISSISSIPPI--0.7%
                   1,000   Harrison County GO, 5.00%,
                              7/1/12 (MBIA)                           1,047
                                                                  ----------
MISSOURI--0.7%
                   1,000   Missouri Board of Public
                              Buildings State Office Buildings
                              Special Obligation Rev., 6.30%,
                              12/1/05                                 1,069
                                                                  ----------
NEVADA--0.7%
                   1,000   Clark County Airport Rev.,
                              Series 1998 A, 5.50%,
                              7/1/07 (MBIA)                           1,096
                                                                  ----------

Principal Amount           ($ in Thousands)                          Value
--------------------------------------------------------------------------------
NEW JERSEY--3.8%
                  $1,030   Atlantic City Board of Education
                              GO, 6.00%, 12/1/02,
                              Prerefunded at 102% of Par
                              (AMBAC)(2)                           $  1,135
                   1,410   New Jersey Educational Facility
                              Auth. Rev., Series 1994 A,
                              (New Jersey Institute of
                              Technology), 5.90%, 7/1/08
                              (MBIA)                                  1,565
                   1,000   New Jersey Health Care Facilities
                              Financing Auth. Rev., (Atlantic
                              City Medical Center), 6.15%,
                              7/1/99                                  1,017
                   1,800   New Jersey Health Care Facilities
                              Financing Auth. Rev., (Rahway
                              Hospital Obligation Group),
                              5.00%, 7/1/05 (ACA)                     1,871
                                                                  ----------
                                                                      5,588
                                                                  ----------
NEW YORK--14.6%
                   1,950   City University of New York COP,
                              (John Jay College), 5.00%,
                              8/15/09 (AMBAC)                         2,050
                   2,500   Nassau County GO, Series 1996 T,
                              5.20%, 9/1/05 (FGIC)                    2,667
                   1,000   New York State Dormitory Auth.
                              Rev., (City University System),
                              6.00%, 7/1/03                           1,079
                   1,500   New York State Dormitory Auth.
                              Rev., Series 1995 A, (State
                              University Educational Facilities),
                              6.50%, 5/15/04                          1,673
                   1,000   New York State Dormitory Auth.
                              Rev., Series 1995 A, (State
                              University Educational Facilities),
                              6.50%, 5/15/06                          1,141
                   1,000   New York State Dormitory Auth.
                              Rev., Series 1996 E, (Mental
                              Health Service Facility), 6.00%,
                              8/15/04 (AMBAC)                         1,097
                     635   New York State Dormitory Auth.
                              Rev., Series 1998 I, (New York
                              Downtown Hospital), 4.80%,
                              2/15/06                                   650
                   1,000   New York State Dormitory Auth.
                              Rev., Series 1998-2, (City
                              University-3rd General Reserve),
                              5.00%, 7/1/16                             997
                   1,175   New York State GO, Series
                              1997 D, 5.25%, 8/1/03                   1,233
                   1,000   New York State GO, Series
                              1997 D, 5.25%, 8/1/06 (FGIC)            1,071
                   1,500   New York State Local Government
                              Assistance Corp. Rev., Series
                              1997 B, 5.25%, 4/1/04 (MBIA)            1,593

                                              See Notes to Financial Statements


16      1-800-345-2021


Intermediate-Term Tax-Free--Sch. of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 1998 (UNAUDITED)

Principal Amount           ($ in Thousands)                          Value
--------------------------------------------------------------------------------
                  $  890   New York State Medical Care
                              Facilities Finance Agency Rev.,
                              (Hospital and Nursing Home),
                              5.95%, 8/15/09 (FHA)                  $   940
                   1,000   New York State Thruway Auth.
                              Service Contract Rev., 5.30%,
                              4/1/04                                  1,053
                   1,000   New York State Thruway Auth.
                              Service Contract Rev., 5.50%,
                              4/1/04                                  1,063
                   1,160   New York State Thruway Auth.
                              Service Contract Rev., 5.50%,
                              4/1/06                                  1,244
                   1,000   New York State Urban
                              Development Corp. Rev., Series
                              1996 A, 6.25%, 4/1/05 (MBIA)            1,120
                   1,000   Niagara Falls Bridge Commission
                              Toll Rev., Series 1993 B,
                              5.25%, 10/1/15 (FGIC)                   1,066
                                                                  ----------
                                                                     21,737
                                                                  ----------
NORTH CAROLINA--1.5%
                   2,000   North Carolina Eastern Municipal
                              Power Agency System Rev.,
                              Series 1993 B, 6.00%,
                              1/1/06 (FSA)                            2,228
                                                                  ----------
OHIO--3.4%
                   1,200   Ohio Higher Educational Facility
                              Commission Rev., (University of
                              Dayton), 5.55%, 12/1/07
                              (FGIC)                                  1,310
                   3,320   Ohio Water Development Auth.
                              Pollution Control Facilities Rev.,
                              6.00%, 12/1/05 (MBIA)                   3,721
                                                                  ----------
                                                                      5,031
                                                                  ----------
OKLAHOMA--1.9%
                   2,500   Oklahoma Industrial Auth. Health
                              System Rev., Series 1995 C,
                              7.00%, 8/15/04 (AMBAC)                  2,862
                                                                  ----------
OREGON--1.4%
                   1,805   Lane County School District
                              No. 19 GO, (Springfield),
                              6.375%, 10/15/04,
                              Prerefunded at 101% of Par
                              (MBIA)(2)                               2,054
                                                                  ----------
PENNSYLVANIA--4.6%
                   1,500   Pennsylvania Turnpike
                              Commission Rev., Series
                              1991 L, 6.25%, 6/1/01
                              (AMBAC)                                 1,592
                   2,000   Philadelphia Gas Works Rev.,
                              14th Series, 5.70%, 7/1/00
                              (FSA)                                   2,067

Principal Amount           ($ in Thousands)                          Value
--------------------------------------------------------------------------------
                  $1,000   Philadelphia Parking Auth. Rev.,
                              5.50%, 9/1/04 (AMBAC)                $  1,074
                   2,000   Philadelphia Water and
                              Wastewater Rev., 5.15%,
                              6/15/04 (FGIC)                          2,110
                                                                  ----------
                                                                      6,843
                                                                  ----------
TENNESSEE--0.5%
                     760   Kingsport GO, (Sewer), 4.50%,
                              9/1/06 (MBIA)(3)                          780
                                                                  ----------
TEXAS--14.2%
                   1,000   Austin Rev., (Sub-Lien), 5.25%,
                              5/15/12 (MBIA)                          1,072
                   1,000   Austin Utility System Rev.,
                              5.125%, 11/15/16 (FSA)                  1,017
                   1,875   Brownsville Utility System Rev.,
                              6.00%, 9/1/08 (AMBAC)                   2,124
                   1,000   Dallas-Fort Worth Regional
                              Airport Rev., Series 1994 A,
                              5.90%, 11/1/08 (MBIA)                   1,094
                   1,000   Denison Hospital Auth. Rev.,
                              (Texoma Medical Center),
                              5.90%, 8/15/07 (ACA)                    1,106
                   1,500   Harris County Health Facilities
                              Development Corp. Hospital
                              Rev., (Memorial Hospital
                              System), 6.80%, 6/1/01(4)               1,613
                   1,000   North East Independent School
                              District Texas GO, 4.50%,
                              2/1/16 (Permanent School
                              Fund)                                     960
                     500   North Texas Higher Education
                              Student Loan Rev., 6.875%,
                              4/1/02 (AMBAC)                            527
                   1,440   Plano GO, 4.75%, 9/1/18                    1,405
                     500   San Antonio Electric & Gas Rev.,
                              Series 1998 A, 5.25%,
                              2/1/14(3)                                 522
                   1,325   Spring Independent School
                              District GO, Series 1998
                              A, 4.60%, 8/15/13 (Permanent
                              School Fund)                            1,324
                   1,000   Tarrant County Health Facility
                              Development Corporation Health
                              System Rev., (Harris Methodist
                              Health System), 5.00%, 9/1/07
                              (AMBAC)(2)                              1,062
                   1,000   Texas GO, Series 1995 A, 6.50%,
                              10/1/03                                 1,116
                   2,000   Texas Municipal Power Agency
                              Rev., 5.75%, 9/1/02 (MBIA)              2,138
                   1,000   Texas Municipal Power Agency
                              Rev., 5.25%, 9/1/09 (MBIA)              1,079
                   1,500   Texas Public Finance Auth.
                              Building Rev., (Technical
                              College), 6.25%, 8/1/09
                              (MBIA)                                  1,732

See Notes to Financial Statements


                                                 www.americancentury.com      17


NOVEMBER 30, 1998 (UNAUDITED)

Principal Amount           ($ in Thousands)                          Value
--------------------------------------------------------------------------------
                  $1,240   Upper Trinity Regional Water
                              District Rev., (Treated Water
                              Supply System), 5.25%,
                              8/1/12 (MBIA)                        $  1,284
                                                                  ----------
                                                                     21,175
                                                                  ----------
UTAH--2.2%
                   1,000   Salt Lake County Municipal
                              Building Auth. Lease Rev.,
                              Series 1994 A, 6.00%,
                              10/1/07 (MBIA)                          1,104
                   1,005   Utah Housing Finance Agency
                              Single Family Mortgage Rev.,
                              5.65%, 7/1/06                           1,073
                   1,000   Utah Municipal Finance Co-op
                              Local Government Rev.,
                              (University of Utah/University
                              Hospital), 6.60%, 5/15/00(2)            1,045
                                                                  ----------
                                                                      3,222
                                                                  ----------
WASHINGTON--13.6%
                   1,000   King County GO, Series 1998 B,
                              4.75%, 1/1/15                             994
                   1,000   Pierce County School District
                              No. 3 GO, Series 1992 B,
                              5.80%, 12/1/99                          1,026
                   1,000   Pierce County School District
                              No. 320 GO, 5.75%, 12/1/02              1,070
                   1,000   Port Seattle Passenger Facility
                              Charge Rev., Series 1998 B,
                              5.00%, 12/1/05 (AMBAC)                  1,048
                   2,435   Port Seattle Rev., Series 1997 B,
                              5.10%, 10/1/03 (FGIC)                   2,559
                   1,385   Port Tacoma Rev., 4.70%,
                              12/1/04 (AMBAC)                         1,433
                   2,000   Snohomish County Public Utility
                              District Rev., 5.625%, 1/1/05
                              (FGIC)                                  2,153
                   1,000   Snohomish County School
                              District No. 15 GO, 6.125%,
                              12/1/03                                 1,065
                   1,000   Spokane County School District
                              No. 356 GO, 6.00%, 12/1/06
                              (FGIC)                                  1,130
                   1,730   Tacoma Electric System Rev.,
                              6.00%, 1/1/07 (AMBAC)                   1,949
                   1,000   Tacoma Electric System Rev.,
                              6.10%, 1/1/07 (FGIC)                    1,108
                   1,000   Washington Health Care
                              Facilities Auth. Rev., (Harrison
                              Memorial Hospital), 5.25%,
                              8/15/14 (AMBAC)                         1,035

Principal Amount           ($ in Thousands)                          Value
--------------------------------------------------------------------------------
                  $1,000   Washington Public Power Supply
                              System Rev., Series 1990 B,
                              (Nuclear Project No. 1), 7.10%,
                              7/1/01 (FGIC)                        $  1,069
                   1,000   Washington Public Power Supply
                              System Rev., Series 1990 C,
                              (Nuclear Project No. 2), 7.30%,
                              7/1/00                                  1,056
                     500   Washington Public Power Supply
                              System Rev., Series 1990 C,
                              (Nuclear Project No. 2), 7.00%,
                              7/1/01 (FGIC)                             539
                   1,000   Washington Public Power Supply
                              System Rev., Series 1993 A,
                              (Nuclear Project No. 1), 5.50%,
                              7/1/04                                  1,069
                                                                  ----------
                                                                     20,303
                                                                  ----------
WEST VIRGINIA--0.8%
                   1,090   West Virginia GO, Series 1996 D,
                              5.00%, 11/1/10 (FGIC)                   1,143
                                                                  ----------
WISCONSIN--2.8%
                   2,590   Wisconsin Health and
                              Educational Facility Rev.,
                              (Aurora Medical Group), 6.00%,
                              11/15/10 (FSA)(4)                       2,984
                   1,060   Wisconsin Health and
                              Educational Facility Rev.,
                              Series 1991 B, (Wausau
                              Hospital), 6.30%, 8/15/00
                              (AMBAC)                                 1,107
                                                                  ----------
                                                                      4,091
                                                                  ----------
TOTAL MUNICIPAL SECURITIES                                          145,844
                                                                  ----------
   (Cost $138,836)

SHORT-TERM MUNICIPAL SECURITIES--2.0%
CALIFORNIA
                   3,000   San Francisco City and County
                              Airport Commission International
                              Airport Rev., Series 1998 A-48,
                              VRDN, 4.00%, 12/1/98
                              (Acquired 10/9/98-10/13/98,
                              Cost $3,000)(5)                         3,000
                                                                  ----------
   (Cost $3,000)

TOTAL INVESTMENT SECURITIES--100.0%                                $148,844
                                                                  ==========
   (Cost $141,836)

                                              See Notes to Financial Statements


18      1-800-345-2021


Intermediate-Term Tax-Free--Sch. of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

NOVEMBER 30, 1998 (UNAUDITED)

NOTES TO SCHEDULE OF INVESTMENTS

ACA = American Capital Access

AMBAC = AMBAC Assurance Corporation

COP = Certificates of Participation

FGIC = Financial Guaranty Insurance Co.

FHA = Federal Housing Authority

FNMA = Federal National Mortgage Association

FSA = Financial Security Assurance Inc.

GNMA = Government National Mortgage Association

GO = General Obligation

MBIA = MBIA Insurance Corp.

VRDN = Variable Rate Demand Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective November 30, 1998.

(1) Security is a zero-coupon municipal bond. The yield to maturity at purchase is indicated. Zero-coupon securities are purchased at a substantial discount from their value at maturity.

(2) Escrowed to maturity in U.S. Government securities or state and local government securities.

(3) When-issued security.

(4) Security, or a portion thereof, has been segregated at the custodian bank for a when-issued security.

(5) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement, and unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at November 30, 1998, was $3,000, which represented 2.0% of net assets.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule tells you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* the principal amount of each investment

* the market value of each investment

* the percentage of investments in each state

* the percent and dollar breakdown of each investment category

See Notes to Financial Statements


                                                 www.americancentury.com      19


Long-Term Tax-Free--Performance
--------------------------------------------------------------------------------
TOTAL RETURNS AS OF NOVEMBER 30, 1998

                                INCEPTION 3/2/87
                      LONG-TERM     LEHMAN LONG-TERM     GENERAL MUNICIPAL DEBT FUNDS(2)
                       TAX-FREE   MUNICIPAL BOND INDEX   AVERAGE RETURN   FUND'S RANKING
--------------------------------------------------------------------------------------
6 MONTHS(1) .......      4.07%          4.10%               3.17%              --
1 YEAR ............      7.77%          8.74%               6.82%         22 OUT OF 240
--------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS ...........      6.71%          8.02%               6.24%         51 OUT OF 198
5 YEARS ...........      6.49%          7.37%               5.82%         22 OUT OF 141
10 YEARS ..........      7.93%          9.33%               7.83%         33 OUT OF 74

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

See pages 46-47 for more information about returns, the comparative index, and Lipper fund rankings.

[mountain chart - data below]

GROWTH OF $10,000 OVER 10 YEARS
Value on 11/30/98
Long-Term Tax-Free         $21,457
Lehman Long-Term
   Municipal Bond Index    $24,392

                       Long-Term           Lehman Long-Term
                        Tax-Free         Municipal Bond Index
DATE                     VALUE                  VALUE
11/30/88                $10,000                $10,000
11/30/89                $11,118                $11,307
11/30/90                $11,792                $12,160
11/30/91                $12,903                $13,545
11/30/92                $14,133                $15,087
11/30/93                $15,670                $17,097
11/30/94                $14,794                $15,397
11/30/95                $17,659                $19,353
11/30/96                $18,595                $20,646
11/30/97                $19,910                $22,432
11/30/98                $21,457                $24,392

$10,000 investment made 11/30/88

The chart at left shows the growth of a $10,000 investment in the fund over 10 years, while the chart below shows the fund's year-by-year performance. The Lehman Long-Term Municipal Bond Index is provided for comparison in each chart. Long-Term Tax-Free's returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the returns of the index do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar chart - data below]

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED NOVEMBER 30)
                      Long-Term           Lehman Long-Term
                       Tax-Free         Municipal Bond Index
DATE                    RETURN                RETURN
11/30/89                11.18%                13.07%
11/30/90                 6.06%                 7.54%
11/30/91                 9.42%                11.39%
11/30/92                 9.54%                11.39%
11/30/93                10.87%                13.32%
11/30/94                -5.59%                -9.94%
11/30/95                19.37%                25.69%
11/30/96                 5.30%                 6.68%
11/30/97                 7.07%                 8.65%
11/30/98                 7.77%                 8.74%


20      1-800-345-2021


Long-Term Tax-Free--Q&A
--------------------------------------------------------------------------------
/photo of Dave MacEwen/

     An interview with Dave MacEwen, a portfolio manager on the Long-Term Tax-Free fund investment team.

HOW DID THE FUND PERFORM DURING THE SIX MONTHS ENDED NOVEMBER 30, 1998?

     Long-Term Tax-Free performed very well, posting a 4.07% return, compared with the 3.17% average return of the 255 "General Municipal Debt Funds" tracked by Lipper Inc. Over the past five years, the fund's returns placed in about the top quarter of the peer group. (See the Total Returns table on the previous page for other fund performance comparisons.)

     Long-Term Tax-Free also produced more tax-free current income than the average general municipal fund. The portfolio's 30-day SEC yield as of November 30 was 4.10%, compared with the 3.78% average yield of the peer group.

WHY DID THE FUND PERFORM SO WELL AGAINST ITS PEERS?

     One reason for the portfolio's strong performance was Long-Term Tax-Free's below-average expenses, which gave us a head start on our competitors. But the primary reason was that the fund was structured to be relatively immune to "calls," which occur when municipal issuers refinance, or "call away," their older, higher-rate debt as interest rates fall. Calls are undesirable because they negatively affect a portfolio's duration.

CAN YOU DEFINE DURATION AND EXPLAIN HOW IT'S AFFECTED BY HOLDING CALLABLE BONDS

     Duration measures a portfolio's sensitivity to changes in interest rates. The longer the duration, the more you gain when rates fall, and the more you lose when rates rise. Conversely, a shorter duration means a bond portfolio's share price fluctuates less when rates change. So, ideally, you want to lengthen duration when interest rates are falling and shorten duration when rates are rising.

     One factor that affects a bond's duration is whether it's callable. Like homeowners, municipal issuers often refinance their debt when rates fall. In the same way that home mortgage refinancing shortens the life of a mortgage, a call feature effectively shortens a bond's duration. We wanted to protect the fund from calls because they have the exact opposite effect from what we want when rates are falling. Having call protection helped us maintain the fund's duration at around nine years, even as rates declined.

HOW DID YOU GUARD AGAINST CALLS?

     We used two strategies to insulate the fund from untimely calls. First, we increased our holdings in non-callable bonds. Non-callable bonds can't be redeemed by their issuers before maturity. Second, we held a relatively large stake in discount bonds. Discount bonds trade below face value (par) because their interest coupons are lower than prevailing market rates. Issuers of discount bonds don't have much incentive to refinance bonds that carry interest

[right margin]

"OVER THE PAST FIVE YEARS, THE FUND'S RETURNS PLACED IN ABOUT THE TOP QUARTER OF THE PEER GROUP."

YIELDS AS OF NOVEMBER 30, 1998
  30-DAY SEC YIELD
                                  4.10%
  30-DAY TAX-EQUIVALENT YIELDS
    28.0% TAX BRACKET             5.69%
    31.0% TAX BRACKET             5.94%
    36.0% TAX BRACKET             6.41%
    39.6% TAX BRACKET             6.79%

PORTFOLIO AT A GLANCE
                           11/30/98          5/31/98
NUMBER OF SECURITIES          73               71
WEIGHTED AVERAGE
  MATURITY                 19.0 YRS         18.2 YRS
AVERAGE DURATION            9.0 YRS          9.0 YRS
EXPENSE RATIO               0.51%*           0.51%*

* Annualized.

Investment terms are defined in the Glossary on page 47.


                                                 www.americancentury.com      21


Long-Term Tax-Free--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

rates lower than prevailing rates. Premium bonds, on the other hand, pay interest at a rate higher than prevailing rates and are much more likely to be called. As interest rates declined over the past six months, discount bonds outperformed premium and even par bonds.

YOU MADE A SHIFT TOWARD HIGHER-QUALITY MUNICIPAL BONDS. WHY THE CHANGE?

     In our opinion, municipal bonds rated BBB didn't really offer enough additional yield over higher-rated securities to compensate for their added credit risk (the risk that the issuer would fail to make timely interest and principal payments). At the end of November, for example, a BBB municipal security offered a yield of around 5.20%, compared with the highest-rated AAA security with a yield of about 4.80%. Looking at it another way, a AAA bond offered investors over 90% of the yield of a BBB bond, but with far less credit risk. Furthermore, our outlook calls for slower economic growth in 1999, which we believe will be most painful for lower-quality municipal issuers. Given that longer-term view, we felt it was prudent to begin to upgrade credit quality now.

WHY WAS THERE SUCH A SMALL YIELD DIFFERENCE BETWEEN BBB AND AAA MUNICIPAL BONDS

     The reason lower-rated bonds currently offer only a small amount of additional yield boils down to a simple case of demand outstripping supply. The supply of BBB bonds has diminished in part because many issuers have received credit upgrades during the past couple of years. In addition, more and more municipal issuers now obtain insurance--guaranteeing the timely payment of a bond's interest and principal--and receive a AAA rating in the process. An increase in the number of insured municipal bonds has reduced the supply of BBB bonds. And in a falling interest rate environment--as we've seen over the past couple of years--higher-yielding, lower-rated bonds were in high demand among investors searching for yield. Stronger demand and lower supply meant higher prices and lower yields for BBB securities.

HOW DID LONG-TERM TAX-FREE'S ALLOCATION TO VARIOUS STATES CHANGE DURING THE PAST SIX MONTHS?

     The changes were a function of where we found the best value for individual bonds with the structural characteristics we wanted, such as discount or non-callable bonds. During the past six months, we cut our holdings in New York, in large part because of its exposure to the somewhat troubled financial services industry, and Massachusetts, where municipal prices had gotten rather expensive. We used the proceeds from those sales to purchase bonds issued in Texas, Washington, and Illinois when supply was quite heavy and, as a result, prices were cheap relative to other parts of the nation.

[left margin]

TOP FIVE STATES (AS OF 11/30/98)
                   % OF FUND INVESTMENTS
TEXAS                      14.5%
WASHINGTON                  9.7%
ILLINOIS                    9.4%
FLORIDA                     8.1%
NEW YORK                    8.1%

TOP FIVE STATES (AS OF 5/31/98)
                   % OF FUND INVESTMENTS
CALIFORNIA                 14.0%
ILLINOIS                   12.2%
NEW YORK                    9.7%
MASSACHUSETTS               7.9%
FLORIDA                     7.8%

PORTFOLIO COMPOSITION BY CREDIT RATING
              % OF FUND INVESTMENTS
             AS OF             AS OF
           11/30/98           5/31/98
AAA           64%               54%
AA            28%               32%
A              7%               13%
BBB            1%                1%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page 46 for more information.


22      1-800-345-2021


Long-Term Tax-Free--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

WHAT'S YOUR OUTLOOK FOR THE MUNICIPAL BOND MARKET?

     We're quite optimistic about the prospects for municipal bonds for a variety of reasons. In our view, the interest rate backdrop will remain positive over the next six months. Inflation is nearly non-existent, rising at an annualized rate of just 1.5% for the year ended November 30, 1998. In addition, prolonged economic challenges in Asia, Russia, and Latin America --coupled with a continued absence of inflation here at home--could prompt the Federal Reserve to further cut interest rates in order to stimulate the world economy.

     But even if interest rates remain stable, we think that municipal bonds could do well. Municipals lagged Treasurys in 1998 because of unfavorable supply and demand (see the Market Perspective on page 4). We expect the supply of newly issued municipals to decline substantially over the next year, in stark contrast to the near-record-breaking supply of municipals issued in 1998. On the opposite side of the equation, we believe that demand for municipal bonds will grow in the months ahead. That's because municipals are as cheap relative to Treasurys as they have been in nearly a decade--yields on some longer-term municipal bonds are equal to or only slightly lower than the fully taxable yields offered by Treasurys.

     Because yields and bond prices move in the opposite direction, municipals could gain significant ground if their yields move from the current 90%-100% of Treasurys down to their historical average of close to 80% of Treasury yields. In our view, it's just a matter of when, not if, investors realize the value municipals currently offer.

WITH THAT OUTLOOK IN MIND, WHAT ARE YOUR PLANS FOR LONG-TERM TAX-FREE OVER THE NEXT SIX MONTHS?

     We're comfortable sticking with the fund's current positioning. Unless we feel that inflationary pressures are building and that interest rates are threatening to rise, we're likely to keep the fund's duration slightly long and continue to emphasize discount bonds. If, on the other hand, interest rates appear poised to move higher, we would probably begin to sell some discount bonds in favor of par and premium bonds. And given our view that the U.S. economy will slow, we're likely to continue to emphasize higher-quality investments.

[right margin]

"WE'RE QUITE OPTIMISTIC ABOUT THE PROSPECTS FOR MUNICIPAL BONDS FOR A VARIETY OF REASONS."

TOP FIVE SECTORS (AS OF 11/30/98)
                            % OF FUND INVESTMENTS
ELECTRIC REVENUE                      23%
GO                                    15%
PREREFUNDED/ETM                       15%
WATER AND SEWER REVENUE               13%
HOSPITAL REVENUE                       5%

TOP FIVE SECTORS (AS OF 5/31/98)
                            % OF FUND INVESTMENTS
ELECTRIC REVENUE                      23%
PREREFUNDED/ETM                       17%
WATER AND SEWER REVENUE               13%
HIGHER EDUCATION                       6%
SALES TAX REVENUE                      5%

Security types are defined on page 47.


                                                 www.americancentury.com      23


Long-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------

NOVEMBER 30, 1998 (UNAUDITED)

Principal Amount           ($ in Thousands)                           Value
--------------------------------------------------------------------------------
MUNICIPAL SECURITIES--95.2%
CALIFORNIA--5.8%
                   $1,000  California Public Works Lease
                              Rev., Series 1994 A, (University
                              Project), 6.20%, 10/1/08             $  1,121
                    1,500  Los Angeles Community
                              Redevelopment Agency Tax
                              Allocation, Series 1993 H,
                              (Bunker Hill), 6.50%, 12/1/14
                              (FSA)                                   1,698
                    1,500  Metropolitan Water District of
                              Southern California Waterworks
                              Rev., Series 1993 A, 5.75%,
                              7/1/21                                  1,694
                    1,850  Northern California Power
                              Agency Rev., Series 1992 A,
                              (Hydroelectric Project #1),
                              6.25%, 7/1/12 (MBIA)                    2,031
                    1,000  San Jose Redevelopment Agency
                              Tax Allocation, Series 1993 D,
                              (Merged Area Redevelopment),
                              5.75%, 8/1/24                           1,064
                                                                  ----------
                                                                      7,608
                                                                  ----------
CONNECTICUT--2.5%
                    1,880  Connecticut Development Auth.
                              Rev., Series 1994 A, 6.375%,
                              10/15/24                                2,108
                    1,000  Connecticut GO, Series 1993 E,
                              6.00%, 3/15/12                          1,155
                                                                  ----------
                                                                      3,263
                                                                  ----------
DISTRICT OF COLUMBIA--3.4%
                    1,000  District of Columbia Metropolitan
                              Area Transportation Auth. Rev.,
                              6.00%, 7/1/10 (FGIC)                    1,144
                    3,000  District of Columbia Water and
                              Sewer Auth. Public Utility Rev.,
                              5.50%, 10/1/23 (FSA)                    3,244
                                                                  ----------
                                                                      4,388
                                                                  ----------
FLORIDA--6.4%
                      820  Broward County Resource
                              Recovery Facility Rev., (South),
                              7.95%, 12/1/08                            874
                    1,000  Orlando Utility Commission Water
                              and Electric Rev., Series
                              1989 D, 6.75%, 10/1/17                  1,225
                    1,000  St. Petersburg Health Auth. Rev.,
                              (Allegany Health), 7.00%,
                              12/1/01, Prerefunded at
                              102% of Par (MBIA)(1)                   1,113
                    1,350  Tampa Sports Auth. Sales Tax Rev.,
                              (Tampa Bay Arena), 5.75%,
                              10/1/25 (MBIA)                          1,534

Principal Amount           ($ in Thousands)                          Value
--------------------------------------------------------------------------------
                   $3,640  Village Center Community
                              Development District
                              Recreational Rev., Series
                              1998 A, 4.75%, 11/1/22
                              (MBIA)                               $  3,525
                                                                  ----------
                                                                      8,271
                                                                  ----------
GEORGIA--0.9%
                    1,000  Georgia Municipal Electric Auth.
                              Rev., 6.50%, 1/1/12 (MBIA)              1,184
                                                                  ----------
ILLINOIS--9.4%
                    1,000  Chicago Gas Supply Rev., Series
                              1985 B, (Peoples Gas), 7.50%,
                              3/1/15                                  1,063
                    1,000  Cook County GO, 7.00%,
                              11/1/00, Prerefunded at 102%
                              of Par (MBIA)(1)                        1,084
                    2,000  Illinois Dedicated Tax Rev., (Civic
                              Center), 6.25%, 12/15/20
                              (AMBAC)                                 2,345
                    1,500  Illinois Development Finance Auth.
                              Pollution Control Rev., Series
                              1990 A, (Central Illinois Public
                              Service), 7.60%, 3/1/14                 1,590
                    1,000  Illinois Development Finance Auth.
                              Waste Disposal Rev., (Armstrong
                              World Industries), 5.95%,
                              12/1/24                                 1,121
                    1,500  Illinois GO, 6.25%, 10/1/06                1,647
                    1,140  Illinois Health Facilities Auth. Rev.,
                              Series 1992 C, (Evangelical
                              Hospital), 6.75%, 4/15/12               1,360
                      700  Illinois Health Facilities Auth. Rev.,
                              Series 1992 C, (Evangelical
                              Hospital), 6.75%, 4/15/02,
                              Prerefunded at 102% of Par(1)             778
                    1,000  Illinois Regional Transportation
                              Auth. Rev., Series 1990 A,
                              7.20%, 11/1/20 (AMBAC)                  1,313
                                                                  ----------
                                                                     12,301
                                                                  ----------
INDIANA--1.8%
                    1,000  Indiana Municipal Power
                              Agency Rev., Series 1990
                              A, 7.10%, 1/1/00, Prerefunded at 102%
                              of Par (AMBAC)(1)                       1,060
                    1,000  Indiana Transportation Financing
                              Auth. Highway Rev., Series
                              1990 A, 7.25%, 6/1/15                   1,275
                                                                  ----------
                                                                      2,335
                                                                  ----------
KANSAS--0.9%
                    1,000  Kansas City Utility System Rev.,
                              6.375%, 9/1/23 (FGIC)                   1,129
                                                                  ----------

                                              See Notes to Financial Statements


24      1-800-345-2021


Long-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 1998 (UNAUDITED)

Principal Amount           ($ in Thousands)                          Value
--------------------------------------------------------------------------------
KENTUCKY--0.9%
                   $1,000  Carroll County Pollution Control
                              Rev., Series 1992 A, (Kentucky
                              Utilities Company), 7.45%,
                              9/15/16                              $  1,130
                                                                  ----------
MASSACHUSETTS--7.2%
                    1,000  Massachusetts Health and
                              Education Auth. Rev., Series
                              1992 F, 6.25%, 7/1/12
                              (AMBAC)                                 1,155
                    1,690  Massachusetts Housing Finance
                              Agency Rev., Series 1993 H,
                              6.75%, 11/15/12 (FNMA)                  1,830
                    2,800  Massachusetts Water Resource
                              Auth. Rev., Series 1993 C,
                              4.75%, 12/1/23 (MBIA)(2)                2,674
                    4,000  Massachusetts Water Resource
                              Auth. Rev., Series 1998 B,
                              4.50%, 8/1/22 (FSA)                     3,753
                                                                  ----------
                                                                      9,412
                                                                  ----------
MICHIGAN--5.4%
                    2,000  Detroit City School District GO,
                              Series 1998 C, 5.25%, 5/1/25
                              (FGIC)(3)                               2,108
                    2,000  Detroit Downtown Development
                              Auth. Tax Increment Rev., Series
                              1998 A, (Development Area
                              No. 1), 4.75%, 7/1/25 (MBIA)            1,920
                    1,020  Paw Paw Public School District
                              GO, 5.00%, 5/1/25 (FGIC)                1,037
                    2,000  Redford Unified School District
                              GO, 5.00%, 5/1/22
                              (AMBAC)(2)                              2,032
                                                                  ----------
                                                                      7,097
                                                                  ----------
NEW YORK--6.4%
                    2,000  Long Island Power Auth.
                              Electrical System Rev., Series
                              1998 A, 5.75%, 12/1/24                  2,151
                    1,000  Municipal Assistance Corp. Rev.,
                              Series 67, 7.625%, 7/1/99,
                              Prerefunded at 102% of Par(1)           1,046
                    3,000  New York City Transitional Finance
                              Auth. Rev., Series 1998 C,
                              4.75%, 5/1/23                           2,893
                    1,000  New York State Environmental
                              Facilities Corp. Pollution Control
                              Rev., Series 1991 E, 6.30%,
                              6/15/01, Prerefunded at
                              102% of Par(1)                          1,083
                    1,000  New York State Local Government
                              Assistance Corp. Rev., Series
                              1991 D, 6.75%, 4/1/02,
                              Prerefunded at 102% of Par(1)           1,112
                                                                  ----------
                                                                      8,285
                                                                  ----------

Principal Amount           ($ in Thousands)                          Value
--------------------------------------------------------------------------------
NORTH CAROLINA--2.3%
                   $2,000  North Carolina Medical Care
                              Community Health Facilities
                              Rev., Series 1998 B, (Duke
                              University Health System),
                              4.75%, 6/1/21                        $  1,911
                    1,000  North Carolina Municipal Power
                              Agency #1 Rev., (Catawba
                              Electric), 6.00%, 1/1/10 (MBIA)         1,138
                                                                  ----------
                                                                      3,049
                                                                  ----------
OHIO--1.4%
                      750  Ohio Higher Educational Facility
                              Rev., Series 1990 B (Case
                              Western Reserve University),
                              6.50%, 10/1/20                            905
                    1,000  Washington County Hospital Rev.,
                              (Marietta Area Health), 4.50%,
                              9/1/23 (FSA)                              925
                                                                  ----------
                                                                      1,830
                                                                  ----------
PENNSYLVANIA--0.8%
                    3,725  Harrisburg GO, Series 1997 F,
                              5.52%, 9/15/22 (AMBAC)(4)               1,104
                                                                  ----------
PUERTO RICO--3.0%
                    3,550  Puerto Rico Commonwealth GO,
                              4.50%, 7/1/23                           3,312
                      500  Puerto Rico Commonwealth GO,
                              6.45%, 7/1/04, Prerefunded at
                              101.5% of Par(1)                          572
                                                                  ----------
                                                                      3,884
                                                                  ----------
RHODE ISLAND--3.9%
                    1,100  Rhode Island Clean Water Safe
                              Drinking Rev., 6.70%, 1/1/15
                              (AMBAC)                                 1,258
                    2,000  Rhode Island Depositors Economic
                              Protection Corp. Special
                              Obligation Rev., Series 1993 A,
                              6.25%, 8/1/16 (MBIA)(2)                 2,336
                    1,300  Rhode Island Depositors Economic
                              Protection Corp. Special
                              Obligation Rev., Series 1993 B,
                              6.00%, 8/1/17 (MBIA)                    1,430
                                                                  ----------
                                                                      5,024
                                                                  ----------
SOUTH CAROLINA--3.8%
                    2,000  Charleston Waterworks & Sewer
                              Rev., (Capital Improvements),
                              4.50%, 1/1/24 (FGIC)                    1,870
                      860  Piedmont Municipal Power Agency
                              Electric Rev., Series 1991 A,
                              6.50%, 1/1/16 (FGIC)                    1,033
                      140  Piedmont Municipal Power Agency
                              Electric Rev., Series 1991 A,
                              6.50%, 1/1/16 (FGIC)                      168

See Notes to Financial Statements


                                                 www.americancentury.com      25


Long-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 1998 (UNAUDITED)

Principal Amount           ($ in Thousands)                          Value
--------------------------------------------------------------------------------
                   $1,500  Piedmont Municipal Power Agency
                              Electric Rev., 6.75%, 1/1/19
                              (FGIC)                               $  1,853
                                                                  ----------
                                                                      4,924
                                                                  ----------
TEXAS--14.5%
                    1,000  Alliance Airport Auth. Special
                              Facilities Rev., (American
                              Airlines), 7.00%, 12/1/11
                              (GTEED)                                 1,182
                    1,000  Denton Utility System Rev.,
                              Series 1996 A, 5.95%,
                              12/1/14 (MBIA)                          1,110
                    6,560  Lower Colorado River Auth. Rev.,
                              (Seventh Supply Series), 4.50%,
                              1/1/17 (FSA)                            6,266
                    5,600  San Antonio Electric and Gas Rev.,
                              Series 1988 A, 4.50%,
                              2/1/21(3)                               5,238
                    2,000  San Antonio Electric and Gas
                              System Rev., 7.10%, 2/1/09
                              (FGIC)(1)(4)                            1,278
                    1,000  Tarrant County Health Facility Rev.,
                              6.00%, 5/15/11 (MBIA)                   1,137
                    2,500  Texas Municipal Power Agency
                              Rev., Series 1991 A, 6.75%,
                              9/1/12 (AMBAC)                          2,730
                                                                  ----------
                                                                     18,941
                                                                  ----------
UTAH--1.0%
                    1,000  Salt Lake City Hospital Rev.,
                              Series 1988 A, (Intermountain
                              Health Corporation), 8.125%,
                              5/15/15                                 1,315
                                                                  ----------
VIRGINIA--0.9%
                    1,000  Hampton Industrial Development
                              Auth. Rev., Series 1994 A,
                              (Sentara General Hospital),
                              6.50%, 11/1/12                          1,125
                                                                  ----------
WASHINGTON--9.7%
                    7,000  King County GO, Series 1998 B,
                              5.25%, 1/1/34 (MBIA)(2)                 7,103
                    1,405  Port of Seattle Rev., 7.50%,
                              12/1/00, Prerefunded at
                              102% of Par (AMBAC)(1)                  1,540
                    1,625  Seattle Metropolitan Sewer Rev.,
                              Series 1991 T, 6.875%,
                              1/1/00, Prerefunded at 102%
                              of Par(1)                               1,718

Principal Amount           ($ in Thousands)                          Value
--------------------------------------------------------------------------------
                   $1,000  Washington GO, Series 1990 A,
                              6.75%, 2/1/15                        $  1,227
                    1,000  Washington Public Power Supply
                              Rev., Series 1996 A, (Nuclear
                              Project #1), 5.75%, 7/1/12
                              (MBIA)                                  1,091
                                                                  ----------
                                                                     12,679
                                                                  ----------
WISCONSIN--2.9%
                    1,180  Winneconne Community School
                              District GO, 6.75%, 4/1/14
                              Prerefunded at 100% of Par
                              (FGIC)(1)                               1,380
                    1,900  Wisconsin Clean Water Rev.,
                              6.875%, 6/1/11                          2,333
                                                                  ----------
                                                                      3,713
                                                                  ----------
TOTAL MUNICIPAL SECURITIES                                          123,991
                                                                  ----------
   (Cost $115,217)

SHORT-TERM MUNICIPAL SECURITIES--3.4%
FLORIDA--1.7%
                    2,200  Tampa Sports Auth. Rev. Trust
                              Receipts, VRDN, 3.45%,
                              12/1/98 (MBIA) (SBBPA:
                              Societe Generale) (Acquired
                              11/12/98, Cost $2,200)(5)               2,200
                                                                  ----------
NEW YORK--1.7%
                    2,200  New York Energy Research &
                              Development Auth. Pollution
                              Control Rev., Series 1985 A,
                              (Niagara Mohawk Power),
                              VRDN, 3.75%, 12/2/98
                              (LOC: Toronto-Dominion Bank)            2,200
                                                                  ----------
TOTAL SHORT-TERM MUNICIPAL SECURITIES                                 4,400
                                                                  ----------
   (Cost $4,400)

TEMPORARY CASH INVESTMENTS--1.4%
                    1,795  Units of Participation in Chase
                              Vista Tax-Free Money Market
                              Fund (Institutional Shares)             1,795
                                                                  ----------
   (Cost $1,795)

TOTAL INVESTMENT SECURITIES--100.0%                                $130,186
                                                                  ==========
   (Cost $121,412)

                                              See Notes to Financial Statements


26      1-800-345-2021


Long-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

NOVEMBER 30, 1998 (UNAUDITED)

NOTES TO SCHEDULE OF INVESTMENTS

AMBAC = AMBAC Indemnity Corporation

FGIC = Financial Guaranty Insurance Co.

FNMA = Federal National Mortgage Association

FSA = Financial Security Assurance Inc.

GO = General Obligation

GTEED = Connecticut General Life Guaranty Agreement

LOC = Letter of Credit

MBIA = MBIA Insurance Corporation

SBBPA = Standby Bond Purchase Agreement

VRDN = Variable Rate Demand Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective November 30, 1998.

(1) Escrowed to maturity in U.S. government securities or state and local securities.

(2) Security, or a portion thereof, has been segregated at the custodian bank for a when-issued security.

(3)  When-issued security.

(4) Security is a zero coupon municipal bond. The yield to maturity at purchase is indicated. Zero-coupon securities are purchased at a substantial discount from from their value at maturity.

(5) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at November 30, 1998, was $2,200, which represented 1.8% of net assets.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule tells you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* the principal amount of each investment

* the market value of each investment

* the percent and dollar breakdown of each investment category

See Notes to Financial Statements


                                                 www.americancentury.com      27


High-Yield Municipal--Performance
--------------------------------------------------------------------------------
TOTAL RETURNS AS OF NOVEMBER 30, 1998

                                      INCEPTION 3/31/98
               HIGH-YIELD    LEHMAN LONG-TERM    HIGH CURRENT YIELD MUNICIPAL FUNDS(2)
              MUNICIPAL(3)    MUNI BOND INDEX   AVERAGE RETURN   # OF FUNDS IN CATEGORY
--------------------------------------------------------------------------------------
RETURNS
6 MONTHS(1)       4.20%           4.10%             2.57%                 56
LIFE OF FUND      6.08%           5.56%             3.61%                 56

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

(3) Management fees have been waived through April 30, 1999. Returns would have been lower if fees had not been waived.

See pages 46-47 for more information about returns, the comparative index, and Lipper fund rankings.

[mountain chart - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
Value on 11/30/98
High-Yield Municipal        $10,608
Lehman Long-Term
   Municipal Bond Index     $10,557

                     High-Yield          Lehman Long-Term
                      Municipal        Municipal Bond Index
DATE                    VALUE                  VALUE
3/31/98                $10,000                $10,000
4/30/98                 $9,994                 $9,946
5/31/98                $10,181                $10,141
6/30/98                $10,276                $10,187
7/31/98                $10,300                $10,210
8/31/98                $10,469                $10,393
9/30/98                $10,607                $10,537
10/31/98               $10,563                $10,504
11/30/98               $10,608                $10,557

$10,000 investment made 3/31/98

The chart at left shows the growth of a $10,000 investment over the life of the fund. The Lehman Long-Term Muni Bond Index is provided for comparison. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.


28      1-800-345-2021


High-Yield Municipal--Q&A
--------------------------------------------------------------------------------
/photo of Joel Silva and Steven Permut/

     An interview with Joel Silva and Steven Permut, portfolio managers on the High-Yield Municipal fund investment team.

HOW DID THE HIGH-YIELD MUNICIPAL FUND PERFORM DURING THE SIX MONTHS ENDED NOVEMBER 30, 1998?

     The fund performed very well. For the six months, High-Yield Municipal returned 4.20%, while the average return of the 56 "High-Yield Municipal Funds" tracked by Lipper Inc. was 2.57%. Since its inception on March 31, 1998, the portfolio has returned 6.08%, compared with the 3.61% average return of the Lipper group. (See the Total Returns table on the previous page for additional performance comparisons.)

HOW DOES THE PORTFOLIO'S YIELD COMPARE WITH THE PEER GROUP?

     High-Yield Municipal produced more federal tax-free income than the peer group average. As of November 30, the portfolio had a 30-day SEC yield of 5.34%. By comparison, the average municipal high-yield fund yielded 4.43%, according to Lipper.

     The fund's yield is even more impressive on an after-tax basis. Tax-equivalent yields ranged from 7.42% for an investor in the 28% federal income tax bracket to 8.84% for a taxpayer in the highest bracket (see the Yields table at right for additional tax-equivalent yields). However, a portion of fund income will be taxable for shareholders who file under the federal alternative minimum tax (AMT). Investors should also keep in mind that capital gains are not tax exempt.

WHAT'S BEHIND HIGH-YIELD MUNICIPAL'S EXCELLENT PERFORMANCE SO FAR?

     First, we pulled together an experienced team of portfolio managers and credit analysts who've had success in both the high-yield and investment-grade portions of the market. Second, we've waived expenses for the fund's first year of existence. Other things being equal, lower fees mean higher yields and returns for our shareholders.

HOW DOES THE CREDIT TEAM HELP IN MANAGING THE FUND?

     We put together the portfolio using a very credit-intensive approach to security selection, trying to provide the best combination of yields and returns while minimizing risk. To do that, we rely on our team of experienced municipal credit analysts, who do extensive financial and demographic analysis and frequently conduct site visits to determine a security's value. The team's hands-on approach helps us sift through the universe of available credits to find what we consider to be diamonds in the rough.

     But our credit team doesn't work solely in a passive, analytical role. Instead, our analysts roll up their sleeves and work directly with bond issuers to structure deals to our liking. That means we're able to have some input on a bond's creditworthiness, its maturity and call provisions, and its yield. The key is that we're able to get in on some of these deals before the bonds are issued to get more credit protection for our shareholders.

[right margin]

"WE'VE WAIVED MANAGEMENT FEES THROUGH APRIL 30, 1999. OTHER THINGS BEING EQUAL, LOWER FEES MEAN HIGHER YIELDS AND RETURNS FOR OUR SHAREHOLDERS."

YIELDS AS OF NOVEMBER 30, 1998
  30-DAY SEC YIELD
                                   5.34%
  30-DAY TAX-EQUIVALENT YIELDS
    28.0% TAX BRACKET              7.42%
    31.0% TAX BRACKET              7.74%
    36.0% TAX BRACKET              8.34%
    39.6% TAX BRACKET              8.84%

Yields would have been 4.70%, 6.53%, 6.81%, 7.34%, and 7.78%, respectively, if management fees had not been waived.

PORTFOLIO AT A GLANCE
                            11/30/98         5/31/98
NUMBER OF SECURITIES          41               35
WEIGHTED AVERAGE
  MATURITY                 17.0 YRS         19.4 YRS
AVERAGE DURATION            7.4 YRS          7.3 YRS
EXPENSE RATIO               0.00%*           0.00%*

* Fund expenses of approximately 0.64% are being waived through April 30, 1999.

Investment terms are defined in the Glossary on page 47.


                                                 www.americancentury.com      29


High-Yield Municipal--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

YOU ALSO MENTIONED THE FEE WAIVER. CAN YOU EXPLAIN A LITTLE ABOUT THAT?

     We've waived management fees through April 30, 1999. The waiver was a good way for us to provide shareholders competitive yields and returns right out of the gate. Many of our competitors hold bonds purchased in higher interest rate environments, so their yields were likely to be higher than yields on new bonds we can purchase today, when rates are relatively low. Over time, as our competitors' higher-yielding bonds mature or are called away and we have an opportunity to purchase higher-yielding bonds in the secondary market, any yield advantage they have should disappear.

     And we should point out that even without the fee waiver, High-Yield Municipal's expense ratio of approximately 0.64% should be well below average--according to Lipper, the average high-yield municipal fund charged annual expenses of 1.15% as of November 30, 1998.

HOW DID YOU MANAGE DURATION OVER THE LAST SEVERAL MONTHS?

     We generally expect to keep the duration--a measure of a bond fund's sensitivity to changes in interest rates--in a range between six and eight years. When interest rates were declining through about early October, we boosted returns by keeping duration at the long end of that range. But when the rally topped out, it seemed like a good idea to shorten duration. The timing of that trade was good--we shortened duration to about 7.5 years before rates began to rise in late October and November. Those adjustments to duration helped the fund's performance relative to the peer group for the last six months.

THERE'S BEEN SOME DISCUSSION IN THE NEWS ABOUT MUNICIPAL CREDIT QUALITY. WHAT'S YOUR VIEW OF CREDIT QUALITY?

     Credit quality made the headlines in July when Allegheny Health, Education and Research Foundation, or AHERF, a municipal high-yield bond issuer, filed for bankruptcy. We had no exposure to AHERF bonds. It was a credit we'd looked at but decided not to buy because it failed to meet our strict credit criteria.

     The AHERF default aside, we think municipal credit quality in general plateaued in 1998. There's some uncertainty heading into 1999 because economic turmoil in Asia and Latin America has reduced foreign demand for U.S. goods. But we think it's unlikely the U.S. economy will slow dramatically. That's because consumer spending, which accounts for about two-thirds of economic growth, remains strong.

     But the default and worries about the economy did cause the spread, or difference in yield, between lower-rated and AAA bonds to increase. When yield spreads widen, lower-rated bonds typically underperform higher-quality securities. Spread widening was most pronounced among tax-free corporate-backed bonds, which tend to be more sensitive to changes in credit quality and the economy. But again, we held relatively few of these bonds, so we held up well when compared with some of our competitors.

[left margin]

". . .EVEN WITHOUT THE FEE WAIVER, HIGH-YIELD MUNICIPAL'S EXPENSE RATIO OF APPROXIMATELY 0.64% SHOULD BE WELL BELOW AVERAGE."

PORTFOLIO COMPOSITION BY CREDIT RATING
               % OF FUND INVESTMENTS
               AS OF            AS OF
             11/30/98           5/31/98
AAA            19%                8%
AA              3%               11%
A               4%               16%
BBB            22%               26%
BB              6%                9%
UNRATED        46%               30%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page 46 for more information.

"WE THINK MUNICIPAL CREDIT QUALITY IN GENERAL PLATEAUED IN 1998."


30      1-800-345-2021


High-Yield Municipal--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

HOW DID YOU MANAGE HIGH-YIELD MUNICIPAL'S CREDIT QUALITY?

     We typically expect to keep around 40-60% of assets in lower-rated or un-rated high-yield bonds--at the end of November, we were right in the middle of that range. In addition, we diversified these holdings so we're not tied to a single sector, economic trend, or geographic region. For example, we own land-based bonds in Florida, a shopping mall bond in New Jersey, and an aquarium bond in Oregon--bonds that are impacted by different economic factors and have a very low correlation.

     Within our investment-grade bonds (securities rated AAA, AA, A, or BBB), we've traded up in credit quality, selling some of our more economically sensitive issues and lower-rated bonds and buying more AAA debt. Here again, the timing of that trade was pretty good, because yield spreads for BBB bonds widened a little in the late summer and fall.

WHAT'S YOUR OUTLOOK FOR THE MUNICIPAL MARKET FOR THE NEXT SIX MONTHS?

     We like the outlook for municipal bonds in general for a number of reasons. Inflation rose at the slowest annual pace in a dozen years for the year ended November 30, 1998. With inflation so low and the economy facing pressure from global economic turmoil, we believe the Federal Reserve probably has room to lower interest rates even further.

     Supply and demand factors also look positive going forward. As interest rates declined this year, many municipalities refinanced their older debt at the new lower rate. All that new supply limited municipal bonds' gains in 1998. But bonds can only be refinanced a limited number of times, so we should see less supply going forward. Meanwhile, demand for municipal bonds is likely to be strong because municipals are very attractively valued relative to Treasurys.

GIVEN THAT OUTLOOK, WHAT ARE YOUR PLANS FOR HIGH-YIELD MUNICIPAL FOR THE NEXT SIX MONTHS?

     We're going to continue to work to give investors more tax-exempt income and potentially greater returns than they could earn with an investment in higher-quality municipal bonds. To do that, we'll stick by our target of keeping 40-60% of assets in what we consider to be attractively valued high-yield bonds. Central to that approach will be our use of careful credit analysis and security selection to find what we think are the best bonds in the market. That's the same strategy that's helped the fund to such a solid start.

[right margin]

"WE'RE GOING TO CONTINUE TO WORK TO GIVE INVESTORS MORE TAX-EXEMPT INCOME AND POTENTIALLY GREATER RETURNS THAN THEY COULD EARN WITH AN INVESTMENT IN HIGHER-QUALITY MUNICIPAL BONDS."

TOP FIVE SECTORS (AS OF 11/30/98)
                             % OF FUND INVESTMENTS
LAND-SECURED                           21%
HOSPITAL REVENUE                       20%
GO                                     11%
TRANSPORTATION REVENUE                  9%
ELECTRIC REVENUE                        7%

Security types are defined on page 47.

TOP FIVE STATES (AS OF 11/30/98)
                             % OF FUND INVESTMENTS
CALIFORNIA                             22%
PENNSYLVANIA                           10%
FLORIDA                                 8%
ALASKA                                  5%
OREGON                                  5%


                                                 www.americancentury.com      31


High-Yield Municipal--Schedule of Investments
--------------------------------------------------------------------------------

NOVEMBER 30, 1998 (UNAUDITED)

Principal Amount           ($ in Thousands)                          Value
--------------------------------------------------------------------------------
MUNICIPAL SECURITIES--90.5%
ALASKA--6.0%
                   $  660  Alaska Industrial Development &
                              Export Auth. Power Rev.,
                              (Upper Lynn Canal Regional
                              Power), 5.80%, 1/1/18                  $  664
                    1,800  Alaska Industrial Development &
                              Export Auth. Power Rev.,
                              (Upper Lynn Canal Regional
                              Power), 5.875%, 1/1/32                  1,811
                                                                   ---------
                                                                      2,475
                                                                   ---------
CALIFORNIA--14.5%
                      650  Poway Community Facilities
                              District Special Tax, (No. 88-1,
                              Parkway Business Center),
                              6.75%, 8/15/15                            714
                    1,000  Riverside Unified School District
                              COP, (School Facility Boarding
                              Refunding Program), 3.85%,
                              9/1/01 (FSA)(SBBPA:
                              First Union National Bank)(1)           1,003
                    2,230  Sacramento County Improvement
                              Bond Act 1915 Special
                              Assessment, (Sunrise/Cordova
                              Reassessment), 5.20%, 9/2/08            2,263
                    1,000  Stockton Community Facilities
                              District Special Tax Rev., Series
                              1998 A, (Mello Roos-Weston
                              Ranch), 5.80%, 9/1/14                   1,030
                    1,000  Student Education Loan
                              Marketing Corp. Rev., Series
                              1998 IV-D-1, 5.875%, 1/1/18
                              (Guaranteed: Student Loans)               972
                                                                   ---------
                                                                      5,982
                                                                   ---------
COLORADO--3.1%
                    1,280  Colorado Health Facilities Auth.
                              Rev., Series 1998 A,
                              (Volunteers), 5.00%, 7/1/03             1,278
                                                                   ---------
FLORIDA--6.7%
                      985  Arbor Greene Community
                              Development District Special
                              Assessment Rev., 5.75%,
                              5/1/06                                    996
                    1,500  Heritage Isles Community
                              Development District Special
                              Assessment Rev., Series
                              1998 A, 5.75%, 5/1/05(2)                1,520
                      210  Manatee County Housing Finance
                              Auth. Mortgage Rev., (Single
                              Family), 7.20%, 5/1/28
                              (GNMA/FNMA/FHLMC)                         240
                                                                   ---------
                                                                      2,756
                                                                   ---------

Principal Amount           ($ in Thousands)                          Value
--------------------------------------------------------------------------------
IDAHO--1.3%
                   $  495  Idaho Housing Agency Rev.,
                              Series 1995 C-2, (Single Family
                              Mortgage), 6.35%, 7/1/15               $  532
                                                                   ---------
ILLINOIS--2.2%
                      890  Illinois Educational Facilities Auth.
                              Rev., Series 1998 B,
                              (Midwestern University), 5.50%,
                              5/15/28                                   895
                                                                   ---------
INDIANA--4.4%
                      250  Indiana Health Facilities Financing
                              Auth. Hospital Rev., (Jackson
                              County Scheck Memorial),
                              5.125%, 2/15/17                           244
                      500  Indiana Health Facilities Financing
                              Auth. Hospital Rev., (Jackson
                              County Scheck Memorial),
                              5.25%, 2/15/22                            491
                    1,020  Indianapolis Airport Auth. Rev.,
                              Series 1995 A, (United Airlines),
                              6.50%, 11/15/31                         1,097
                                                                   ---------
                                                                      1,832
                                                                   ---------
KENTUCKY--0.4%
                      160  Kentucky Housing Corp. Rev.,
                              Series 1988 C, 7.90%, 1/1/21
                              (FHA/VA Mortgages)                        168
                                                                   ---------
MISSISSIPPI--3.6%
                    1,500  Mississippi Business Finance Corp.
                              Health Facilities Rev., (Medical
                              Foundation Inc.), 5.375%,
                              7/1/15                                  1,482
                                                                   ---------
MISSOURI--1.8%
                      465  Hannibal Industrial Development
                              Auth. Educational Facilities Rev.,
                              (Hannibal-Lagrange College),
                              5.90%, 10/1/18                            475
                      250  Raymore Special Obligation Rev.,
                              5.70%, 3/1/23(2)                          249
                                                                   ---------
                                                                        724
                                                                   ---------
NEW JERSEY--4.8%
                    2,000  New Jersey Economic
                              Development Auth. Rev., Series
                              1998 A, (Kapkowski Road
                              Landfill), 6.375%, 4/1/31               1,977
                                                                   ---------
NEW MEXICO--2.5%
                    1,000  Santa Fe Educational Facilities
                              Rev., (College of Santa Fe),
                              5.875%, 10/1/21                         1,042
                                                                   ---------

                                              See Notes to Financial Statements


32      1-800-345-2021


High-Yield Municipal--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 1998 (UNAUDITED)

Principal Amount           ($ in Thousands)                          Value
--------------------------------------------------------------------------------
NORTH CAROLINA--3.8%
                   $  595  North Carolina Medical Care
                              Community Hospital Rev.,
                              (Halifax Regional Medical
                              Center), 5.00%, 8/15/18                $  572
                    1,050  North Carolina Medical Care
                              Community Hospital Rev.,
                              (Halifax Regional Medical
                              Center), 5.00%, 8/15/24                   995
                                                                   ---------
                                                                      1,567
                                                                   ---------
OHIO--1.3%
                      500  Erie County Franciscan Services
                              Corp. Rev., (Providence Hospital
                              Inc.), 6.00%, 1/1/13(2)                   533
                                                                   ---------
OREGON--5.8%
                    1,415  Oregon Health Housing
                              Educational & Cultural Facilities
                              Auth. Rev., 4.50%, 10/1/06              1,403
                    1,000  Oregon Health Housing
                              Educational & Cultural Facilities
                              Auth. Rev., 5.25%, 10/1/16                968
                                                                   ---------
                                                                      2,371
                                                                   ---------
PENNSYLVANIA--8.6%
                    2,500  Dauphin County General Auth.
                              Rev., (Hyatt Regency Hotel &
                              Conference Center), 6.20%,
                              1/1/29                                  2,495
                    1,055  Philadelphia GO, 4.25%,
                              3/15/00 (FSA)(1)                        1,066
                                                                   ---------
                                                                      3,561
                                                                   ---------
TENNESSEE--0.6%
                      230  Tennessee Housing Development
                              Agency Mortgage Finance Rev.,
                              Series 1995 C, 6.45%, 7/1/21              248
                                                                   ---------
UTAH--5.7%
                    2,350  Bountiful Hospital Rev., (South
                              Davis Community Hospital),
                              5.125%, 12/15/05                        2,346
                                                                   ---------
WASHINGTON--6.9%
                      305  Kitsap County Housing Auth. Rev.,
                              Series 1998 A, (Pooled
                              Housing), 5.60%, 12/1/28                  307
                      500  Port Anacortes Rev., Series
                              1998 A, 5.625%, 9/1/16                    507
                    1,000  Spokane Downtown Foundation
                              Parking Rev., (River Park
                              Square), 5.60%, 8/1/19                  1,008
                    1,000  Washington State GO, Series
                              1997 R-98A, 5.00%, 7/1/13               1,022
                                                                   ---------
                                                                      2,844
                                                                   ---------

Principal Amount           ($ in Thousands)                          Value
--------------------------------------------------------------------------------
WISCONSIN--2.5%
                    1,000  Wisconsin Transportation Rev.,
                              Series 1998 B, 5.00%,
                              7/1/15 (FGIC)                         $ 1,015
                                                                   ---------
WYOMING--4.0%
                    1,500  Teton County Hospital District
                              Rev., 5.80%, 12/1/17                    1,521
                      130  Wyoming Community
                              Development Auth. Rev.,
                              Series 1990 B, (Single Family
                              Mortgage), 8.125%, 6/1/21
                              (FHA)                                     136
                                                                   ---------
                                                                      1,657
                                                                   ---------
TOTAL MUNICIPAL SECURITIES                                           37,285
                                                                   ---------
   (Cost $36,858)

SHORT-TERM MUNICIPAL SECURITIES--9.5%
CALIFORNIA--7.1%
                    1,900  Los Angeles County Public Works
                              Financing Auth. Lease Rev.
                              Floating Rate Trust Receipts,
                              Series 1998 A47, VRDN,
                              3.95%, 12/1/98 (Acquired
                              10/9/98, Cost $1,900)(3)                1,900
                    1,000  San Francisco City and County
                              Airport Commission International
                              Airport Rev., Series 1998 A-48,
                              VRDN, 4.00%, 12/1/98
                              (FGIC) (SBBPA: National
                              Westminster Bank PLC)
                              (Acquired 11/19/98,
                              Cost $1,000)(3)                         1,000
                                                                   ---------
                                                                      2,900
                                                                   ---------
FLORIDA--2.4%
                    1,000  Florida Board Education Capital
                              Outlay GO Trust Receipts,
                              VRDN, 3.45%, 12/1/98
                              (SBBPA:  Societe Generale)
                              (Acquired 11/6/98,
                              Cost $1,000)(3)                         1,000
                                                                   ---------
TOTAL SHORT-TERM MUNICIPAL SECURITIES                                 3,900
                                                                   ---------
   (Cost $3,900)

TOTAL INVESTMENT SECURITIES--100.0%                                 $41,185
                                                                   =========
   (Cost $40,758)

See Notes to Financial Statements


                                                 www.americancentury.com      33


High-Yield Municipal--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 1998 (UNAUDITED)

NOTES TO SCHEDULE OF INVESTMENTS

COP = Certificates of Participation

FGIC = Financial Guaranty Insurance Co.

FHA = Federal Housing Authority

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

FSA = Financial Security Assurance Inc.

GNMA = Government National Mortgage Corporation

GO = General Obligation

SBBPA = Standby Bond Purchase Agreement

VA = Veteran's Administration

VRDN = Variable Rate Demand Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective November 30, 1998.

(1)  When-issued security.

(2) Security, or a portion thereof, has been segregated at the custodion bank for when-issued securities.

(3) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at November 30, 1998, was $3,900, which represented 9.9% of net assets.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule tells you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* principal amount of each investment

* the market value of each investment

* the percentage of investments in each state

* the percent and dollar breakdown of each investment category

                                              See Notes to Financial Statements


34      1-800-345-2021


Statements of Assets and Liabilities
--------------------------------------------------------------------------------

NOVEMBER 30, 1998 (UNAUDITED)
                                                     INTERMEDIATE-
                                      LIMITED-TERM       TERM         LONG-TERM      HIGH-YIELD
                                        TAX-FREE       TAX-FREE       TAX-FREE       MUNICIPAL
ASSETS                                (In Thousands Except Per-Share Amounts)
Investment securities, at value
  (identified cost of $39,215,
  $141,836, $121,412 and $40,758,
  respectively)(Note 3) .........   $      40,101   $     148,844   $     130,186   $      41,185
Cash ............................             166             127             513              17
Investment in affiliated money
  market fund (Note 2) ..........            --                 2               6            --
Receivable for investments sold .            --               589           1,983            --
Interest receivable .............             561           2,327           1,938             615
                                    -------------   -------------   -------------   -------------
                                           40,828         151,889         134,626          41,817
                                    -------------   -------------   -------------   -------------

LIABILITIES
Disbursements in excess
  of demand deposit cash ........             253             123              69             206
Payable for investments
  purchased .....................            --             4,041           9,249           2,069
Payable for capital shares
  redeemed ......................               2              68              37              10
Dividends payable ...............              13              54              48              16
Accrued management fees
  (Note 2) ......................              17              61              51            --
                                    -------------   -------------   -------------   -------------
                                              285           4,347           9,454           2,301
                                    -------------   -------------   -------------   -------------
Net Assets ......................   $      40,543   $     147,542   $     125,172   $      39,516
                                    =============   =============   =============   =============

CAPITAL SHARES
Outstanding (unlimited number
  of shares authorized) .........           3,957          13,854          11,401           3,862
                                    =============   =============   =============   =============
Net Asset Value Per Share .......   $       10.25   $       10.65   $       10.98   $       10.23
                                    =============   =============   =============   =============

NET ASSETS CONSIST OF:
Capital paid-in .................   $      39,482   $     139,467   $     114,398   $      38,954
Undistributed net investment
  income ........................            --              --                24            --
Accumulated undistributed
  net realized gain
  from investment transactions ..             175           1,067           1,975             136
Net unrealized appreciation
  on investments (Note 3) .......             886           7,008           8,775             426
                                    -------------   -------------   -------------   -------------
                                    $      40,543   $     147,542   $     125,172   $      39,516
                                    =============   =============   =============   =============

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF ASSETS AND LIABILITIES--This statement details what the fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund's net assets. The net assets divided by the total number of fund shares outstanding gives you the price of an individual share, or the net asset value per share.

NET ASSETS are also broken out by capital (money invested by shareholders); net investment income not yet paid to shareholders or net investment losses, if any; net gains earned on investments but not yet paid to shareholders or net losses on investments (known as realized gains or losses); and finally, gains or losses on securities still owned by the fund (known as unrealized appreciation or depreciation). This breakout tells you the value of net assets that are performance-related, such as investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

See Notes to Financial Statements


                                                 www.americancentury.com      35


Statements of Operations
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED NOVEMBER 30, 1998 (UNAUDITED)

                                                   INTERMEDIATE-
                                   LIMITED-TERM         TERM          LONG-TERM       HIGH-YIELD
                                     TAX-FREE         TAX-FREE         TAX-FREE        MUNICIPAL
INVESTMENT INCOME                                  (In Thousands)
Income:
Interest .......................   $         897   $       3,571   $       3,174   $         840
                                   -------------   -------------   -------------   -------------

Expenses (Note 2):
Management fees ................             101             359             299             101
Trustees' fees and expenses ....               2               3               3               1
                                   -------------   -------------   -------------   -------------
  Total expenses ...............             103             362             302             102
Amount waived ..................            --              --              --              (102)
                                   -------------   -------------   -------------   -------------
  Net expenses .................             103             362             302            --
                                   -------------   -------------   -------------   -------------
Net investment income ..........             794           3,209           2,872             840
                                   -------------   -------------   -------------   -------------

REALIZED AND UNREALIZED
GAIN ON INVESTMENTS
(NOTE 3)
Net realized gain on investments             123             416             684             153
Change in net unrealized
  appreciation on investments ..             227           1,216           1,116             264
                                   -------------   -------------   -------------   -------------
Net realized and unrealized
  gain on investments ..........             350           1,632           1,800             417
                                   -------------   -------------   -------------   -------------
Net Increase in Net Assets
  Resulting from Operations ....   $       1,144   $       4,841   $       4,672   $       1,257
                                   =============   =============   =============   =============

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF OPERATIONS--This statement breaks out how each fund's net assets changed during the period as a result of the fund's operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions.

Fund OPERATIONS include:

* interest income earned from investments

* management fees and other expenses

* gains or losses from selling investments (known as realized gains or losses)

* gains or losses on current fund holdings (known as unrealized appreciation or depreciation)

                                              See Notes to Financial Statements


36      1-800-345-2021


Statements of Changes in Net Assets
--------------------------------------------------------------------------------

SIX MONTHS ENDED NOVEMBER 30, 1998 (UNAUDITED), PERIOD ENDED MAY 31, 1998(1) AND
YEAR ENDED OCTOBER 31, 1997

                                          LIMITED-TERM TAX-FREE           INTERMEDIATE-TERM TAX-FREE
Increase (Decrease)                NOV. 30,     MAY 31,    OCT. 31,    NOV. 30,     MAY 31,    OCT. 31,
in Net Assets                        1998        1998        1997        1998        1998        1997
OPERATIONS                                                     (In Thousands)
Net investment income ........   $     794    $     878    $   1,796    $   3,209    $   3,630    $   3,978
Net realized gain (loss)
  on investments .............         123           34          283          416          652          758
Change in net unrealized
  appreciation on investments          227          102          164        1,216          400        1,119
                                 ---------    ---------    ---------    ---------    ---------    ---------
Net increase in net assets
  resulting from operations ..       1,144        1,014        2,243        4,841        4,682        5,855
                                 ---------    ---------    ---------    ---------    ---------    ---------

DISTRIBUTIONS TO
SHAREHOLDERS
From net investment income ...        (794)        (878)      (1,796)      (3,209)      (3,630)      (3,978)
From net realized gains
  from investment transactions        --           --           (281)        --           (257)        (686)
                                 ---------    ---------    ---------    ---------    ---------    ---------
Decrease in net assets
  from distributions .........        (794)        (878)      (2,077)      (3,209)      (3,887)      (4,664)
                                 ---------    ---------    ---------    ---------    ---------    ---------

CAPITAL SHARE
TRANSACTIONS
Proceeds from shares sold ....       8,987       12,276       25,373       23,731       22,424       24,839
Proceeds from shares issued
  in connection with
  acquisition (Note 5) .......        --           --           --           --           --         60,519
Proceeds from reinvestment
  of distributions ...........         706          780        1,901        2,616        3,161        3,963
Payments for shares
  redeemed ...................      (7,910)     (11,219)     (40,869)     (18,344)     (20,889)     (38,664)
                                 ---------    ---------    ---------    ---------    ---------    ---------
Net increase (decrease)
  in net assets from capital
  share transactions .........       1,783        1,837      (13,595)       8,003        4,696       50,657
                                 ---------    ---------    ---------    ---------    ---------    ---------
Net increase (decrease)
  in net assets ..............       2,133        1,973      (13,429)       9,635        5,491       51,848

NET ASSETS
Beginning of period ..........      38,410       36,437       49,866      137,907      132,416       80,568
                                 ---------    ---------    ---------    ---------    ---------    ---------
End of period ................   $  40,543    $  38,410    $  36,437    $ 147,542    $ 137,907    $ 132,416
                                 =========    =========    =========    =========    =========    =========

TRANSACTIONS IN SHARES
OF THE FUNDS
Sold .........................         881        1,208        2,515        2,239        2,127        2,387
Shares issued in connection
  with acquisition (Note 5) ..        --           --           --           --           --          5,830
Issued in reinvestment
  of distributions ...........          69           77          189          247          301          381
Redeemed .....................        (775)      (1,106)      (4,050)      (1,735)      (1,986)      (3,725)
                                 ---------    ---------    ---------    ---------    ---------    ---------
Net increase (decrease) ......         175          179       (1,346)         751          442        4,873
                                 =========    =========    =========    =========    =========    =========

(1) The fiscal year end was changed from October 31 to May 31 for Limited-Term Tax-Free and Intermediate-Term Tax-Free, resulting in a seven month reporting period.

See Notes to Financial Statements


                                                 www.americancentury.com      37


Statements of Changes in Net Assets
--------------------------------------------------------------------------------
                                                                    (Continued)

SIX MONTHS ENDED NOVEMBER 30, 1998 (UNAUDITED), PERIOD ENDED MAY 31, 1998(1) AND
YEAR ENDED OCTOBER 31, 1997

                                           LONG-TERM TAX-FREE            HIGH-YIELD MUNICIPAL
Increase (Decrease)                NOV. 30,      MAY 31,     OCT. 31,     NOV. 30,     MAY 31,
in Net Assets                       1998         1998         1997         1998        1998
OPERATIONS                                      (In Thousands)
Net investment income .......   $   2,872    $   3,216    $   3,377    $     840    $     106
Net realized gain (loss)
  on investments ............         684        1,317        1,546          153          (17)
Change in net unrealized
  appreciation on investments       1,116           93          853          264          162
                                ---------    ---------    ---------    ---------    ---------
Net increase in net assets
  resulting from operations .       4,672        4,626        5,776        1,257          251
                                ---------    ---------    ---------    ---------    ---------

DISTRIBUTIONS TO
SHAREHOLDERS
From net investment income ..      (2,872)      (3,216)      (3,377)        (840)        (106)
From net realized gains from
  iinvestment transactions ..        --           (725)        (823)        --           --
                                ---------    ---------    ---------    ---------    ---------
Decrease in net assets from
  distributions .............      (2,872)      (3,941)      (4,200)        (840)        (106)
                                ---------    ---------    ---------    ---------    ---------

CAPITAL SHARE
TRANSACTIONS
Proceeds from shares sold ...      39,175       36,917       29,116       26,057       19,646
Proceeds from shares issued
  in connection with
  acquisition (Note 5) ......        --           --         52,028         --           --
Proceeds from reinvestment
  of distributions ..........       2,247        3,148        3,588          673           90
Payments for shares redeemed      (34,665)     (33,003)     (38,212)      (6,419)      (1,093)
                                ---------    ---------    ---------    ---------    ---------
Net increase (decrease) in
  net assets from capital
  share transactions ........       6,757        7,062       46,520       20,311       18,643
                                ---------    ---------    ---------    ---------    ---------
Net increase (decrease)
  in net assets .............       8,557        7,747       48,096       20,728       18,788

NET ASSETS
Beginning of period .........     116,615      108,868       60,772       18,788         --
                                ---------    ---------    ---------    ---------    ---------
End of period ...............   $ 125,172    $ 116,615    $ 108,868    $  39,516    $  18,788
                                =========    =========    =========    =========    =========

TRANSACTIONS IN SHARES
OF THE FUNDS
Sold ........................       3,591        3,424        2,730        2,561        1,964
Shares issued in connection
  with acquisition (Note 5) .        --           --          4,905         --           --
Issued in reinvestment
  of distributions ..........         206          292          337           66            9
Redeemed ....................      (3,180)      (3,057)      (3,591)        (629)        (109)
                                ---------    ---------    ---------    ---------    ---------
Net increase (decrease) .....         617          659        4,381        1,998        1,864
                                =========    =========    =========    =========    =========

(1) The fiscal year end was changed from October 31 to May 31 for Long-Term Tax-Free, resulting in a seven month reporting period. For High-Yield Municipal, the period shown is March 31, 1998 (commencement of operations) through May 31, 1998.

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF CHANGES IN NET ASSETS--These statements show how each fund's net assets changed over the past three reporting periods. It details how much a fund grew or shrank as a result of:

* operations--a summary of the Statement of Operations from the previous page for the most recent period

* distributions--income and gains distributed to shareholders

* capital share transactions--shareholders' purchases, reinvestments, and redemptions

Net assets at the beginning of the period plus the sum of operations, distributions and capital share transactions result in net assets at the end of the period.

                                              See Notes to Financial Statements


38      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------

NOVEMBER 30, 1998 (UNAUDITED)

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION--American Century Municipal Trust (the Trust), is registered under the Investment Company Act of 1940 as an open-end management investment company. American Century - Benham Limited-Term Tax-Free Fund (Limited-Term), American Century - Benham Intermediate-Term Tax-Free Fund (Intermediate-Term), American Century - Benham Long-Term Tax-Free Fund (Long-Term) and American Century - Benham High-Yield Municipal (High-Yield) (the Funds) are four of the eight funds issued by the Trust. The Funds, except High-Yield, are diversified under the 1940 Act. The objective of Limited-Term, Intermediate-Term and Long-Term is to seek as high a level of current income exempt from federal income taxes as is consistent with prudent investment management and conservation of shareholders' capital. High-Yield's objective is to seek high current income exempt from federal income taxes as is consistent with its investment policies, which permit investment in lower-rated and unrated securities. High-Yield invests primarily in lower-rated debt securities, which are subject to greater credit risk and consequently offer higher yield. Securities of this type are subject to substantial risks including price volatility, liquidity risk and default risk. The Funds invest primarily in municipal obligations with maturities based on each Fund's investment objective. The Funds may concentrate their investments in certain states and therefore may have more exposure to credit risk related to those states than funds that have broader geographical diversification. The following significant accounting policies are in accordance with generally accepted accounting principles.

     SECURITY VALUATIONS--Portfolio securities are valued at current market value as provided by a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

     SECURITY TRANSACTIONS--Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

     INVESTMENT INCOME--Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

     INCOME TAX STATUS--It is the policy of the Funds to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

     DISTRIBUTIONS TO SHAREHOLDERS--Distributions from net investment income are declared daily and distributed monthly. Distributions from net realized gains are declared and paid annually.

     High-Yield has elected to treat $17,496 of net capital losses incurred in the two-month period ended May 31, 1998, as having incurred in the following fiscal year.

     The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net capital gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

     On December 11, 1998 the Funds declared and paid a distribution to shareholders of record on that date. The distributions from net realized gains on investments were $0.0349, $0.0765, $0.1772 and $0.0347 for Limited-Term, Intermediate-Term, Long-Term and High-Yield respectively.

     FUTURES CONTRACTS--The Funds may buy and sell interest rate futures contracts relating to debt securities and write and buy put and call options relating to interest rate futures contracts. The Funds may use futures and options transactions to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns when a futures contract is priced more attractively than its underlying security or index. One of the risks of entering into futures contracts may include the possibility that the changes in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the Fund. The variation margin is equal to the daily change in the contract value and is recorded as an unrealized gain or loss. The Fund recognizes a realized gain or loss when the contract is closed or expires. There were no open futures contracts at November 30, 1998.

     ADDITIONAL INFORMATION--Funds Distributor, Inc. (FDI) is the Trust's distributor. Certain officers of FDI are also officers of the Trust.


                                                 www.americancentury.com      39


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

     The Trust has entered into a Management Agreement with American Century Investment Management, Inc. (ACIM) that provides each Fund with investment advisory and management services in exchange for a single, unified management fee. Expenses excluded from this agreement are brokerage, taxes, portfolio insurance, interest, fees and expenses of the Trustees who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses. The annual rate at which this fee is assessed is determined monthly in a two-step process: First, a fee rate schedule is applied to the net assets of all of the funds in the Fund's investment category which are managed by ACIM (the "Investment Category Fee"). The overall investment objective of each Fund determines its Investment Category. The three investment categories are: the Money Market Fund Category, the Bond Fund Category and the Equity Fund Category. The Funds are included in the Bond Fund Category. Second, a separate fee rate schedule is applied to the net assets of all of the funds managed by ACIM (the "Complex Fee"). The Investment Category Fee and the Complex Fee are then added to determine the unified management fee rate. The management fee is paid monthly by each Fund based on each Fund's aggregate average daily net assets during the previous month multiplied by the monthly management fee rate.

     The  annualized   Investment   Category  Fee  schedule  for   Limited-Term,
Intermediate-Term and Long-Term is as follows:

     0.2800% of the first $1 billion
     0.2280% of the next $1 billion
     0.1980% of the next $3 billion
     0.1780% of the next $5 billion
     0.1650% of the next $15 billion
     0.1630% of the next $25 billion
     0.1625% of the average daily net assets over $50 billion

      The annualized Investment Category Fee schedule for High-Yield is as follows:

     0.4100% of the first $1 billion
     0.3580% of the next $1 billion
     0.3280% of the next $3 billion
     0.3080% of the next $5 billion
     0.2950% of the next $15 billion
     0.2930% of the next $25 billion
     0.2925% of the average daily net assets over $50 billion

     The annualized Complex Fee schedule (for all Funds) is as follows:

     0.3100% of the first $2.5 billion
     0.3000% of the next $7.5 billion
     0.2985% of the next $15 billion
     0.2970% of the next $25 billion
     0.2960% of the next $50 billion
     0.2950% of the next $100 billion
     0.2940% of the next $100 billion
     0.2930% of the next $200 billion
     0.2920% of the next $250 billion
     0.2910% of the next $500 billion
     0.2900% of the average daily net assets over $1,250 billion

     ACIM has agreed to waive all expenses for High-Yield from March 31, 1998 (inception) through April 30, 1999.

     Certain officers and trustees of the Trust are also officers and/or directors, and, as a group, controlling stockholders of American Century
Companies, Inc., the parent of the Trust's investment Manager, ACIM, and the Trust's transfer agent, American Century Services, Inc.

     As of November 30, 1998, Intermediate-Term had invested $1,817, and Long-Term had invested $5,807 in shares of American Century - Benham Tax-Free Money Market Fund (Tax-Free Money Market). The terms of such transactions were identical to those with non-related entities except that, to avoid duplicate management fees, Intermediate-Term and Long-Term did not pay ACIM management fees with respect to assets invested in Tax-Free Money Market.


40      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

  Investment transactions, excluding short-term investments, were as follows:

                                     LIMITED-TERM      INTERMEDIATE-TERM      LONG-TERM      HIGH-YIELD
                                       TAX-FREE            TAX-FREE            TAX-FREE       MUNICIPAL
PURCHASES (In Thousands)
Municipal Debt Obligations ...........  $11,067             $30,552             $41,498        $37,905

PROCEEDS FROM SALES (In Thousands)
Municipal Debt Obligations ...........  $10,660             $22,493             $33,803        $17,142

  On  November  30,  1998,  the  composition  of  unrealized   appreciation  and
depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

                                     LIMITED-TERM      INTERMEDIATE-TERM      LONG-TERM      HIGH-YIELD
                                       TAX-FREE            TAX-FREE            TAX-FREE       MUNICIPAL
(In Thousands)
Appreciation .........................   $889               $7,060              $8,830           $457
Depreciation .........................    (3)                (52)                (55)            (31)
                                       ---------           ----------          ---------        --------
Net ..................................   $886               $7,008              $8,775           $426
                                       =========           ==========          =========        ========

  The aggregate cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes for the Funds.

--------------------------------------------------------------------------------
4. BANK LOANS

    Effective December 18, 1998, the Funds, along with certain other funds managed by ACIM, entered into an unsecured $570,000,000 bank line of credit agreement with Chase Manhattan. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%.

--------------------------------------------------------------------------------
5. REORGANIZATION PLAN

    On August 29, 1997, Limited-Term, Intermediate-Term, and Long-Term acquired all of the net assets of the American Century - Benham Limited-Term Tax-Exempt Fund (Limited-Term Tax-Exempt), American Century - Benham Intermediate-Term Tax-Exempt Fund (Intermediate-Term Tax-Exempt), and American Century - Benham Long-Term Tax-Exempt Fund (Long-Term Tax-Exempt), respectively, pursuant to a plan of reorganization approved by the acquired funds' shareholders on July 30, 1997. The surviving funds for the purposes of maintaining the financial statements and performance history in the post-reorganization are Limited-Term Tax-Exempt, Intermediate-Term Tax-Exempt, and Long-Term Tax-Exempt. These funds were also reorganized as funds issued by American Century Municipal Trust.

    The acquisition was accomplished by a tax-free exchange of shares of Limited-Term, Intermediate-Term, and Long-Term of 3,729,594, 5,588,194, and 4,402,660, respectively, for 3,729,594, 5,830,457, and 4,904,754 shares of
Limited-Term Tax-Exempt, Intermediate-Term Tax-Exempt, and Long-Term Tax-Exempt, respectively, outstanding on August 29, 1997. The net assets of Intermediate-Term, and Long-Term immediately before the acquisitions were $60,519,330 and $52,028,294, respectively. Since Limited-Term was not a legal entity prior to the merger, there were no assets prior to the reorganization. Unrealized appreciation of $2,290,179 and $3,743,216 for Intermediate-Term and Long-Term, respectively, was combined with that of Intermediate-Term Tax-Exempt and Long-Term Tax-Exempt. Immediately after the acquisition, the combined net assets of Limited-Term, Intermediate-Term, and Long-Term were $37,556,857, $133,562,791, and $106,095,509, respectively.


                                                 www.americancentury.com      41


Limited-Term Tax-Free--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                     1998(1)          1998(2)            1997           1996             1995           1994
PER-SHARE DATA
Net Asset Value,
Beginning of Period ..........   $    10.16        $    10.11        $    10.08     $    10.09        $     9.95     $    10.04
                                 ----------        ----------        ----------     ----------        ----------     ----------
Income From Investment
Operations
  Net Investment Income ......         0.20              0.24              0.41           0.43              0.44           0.36
  Net Realized and Unrealized
  Gain (Loss) on Investment
  Transactions ...............         0.09              0.05              0.10          (0.01)             0.14          (0.09)
                                 ----------        ----------        ----------     ----------        ----------     ----------
  Total From Investment
  Operations .................         0.29              0.29              0.51           0.42              0.58           0.27
                                 ----------        ----------        ----------     ----------        ----------     ----------
Distributions
  From Net Investment Income .        (0.20)            (0.24)            (0.41)         (0.43)            (0.44)         (0.36)
  From Net Realized Gains on
  Investment Transactions ....         --                --               (0.07)          --                --             --
                                 ----------        ----------        ----------     ----------        ----------     ----------
  Total Distributions ........        (0.20)            (0.24)            (0.48)         (0.43)            (0.44)         (0.36)
                                 ----------        ----------        ----------     ----------        ----------     ----------
Net Asset Value, End of Period   $    10.25        $    10.16        $    10.11     $    10.08        $    10.09     $     9.95
                                 ==========        ==========        ==========     ==========        ==========     ==========
  Total Return(3) ............         2.90%             2.87%             5.22%          4.26%             5.95%          2.75%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets ........         0.51%(4)          0.52%(4)          0.59%          0.38%(5)         --(5)          --(5)
Ratio of Net Investment Income
to Average Net Assets ........         3.96%(4)          4.04%(4)          4.05%          4.28%             4.38%          3.62%
Portfolio Turnover Rate ......           27%               28%               74%            68%               78%            42%
Net Assets, End of Period
(in thousands) ...............   $   40,543        $   38,410        $   36,437     $   49,866        $   58,837     $   60,857

(1) Six months ended November 30, 1998 (unaudited).

(2) Seven months ended May 31, 1998. The Fund's fiscal year end was changed from October 31 to May 31 resulting in a seven month reporting period.

(3) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

(5) ACIM had voluntarily waived its management fee through February 29, 1996. In absence of the waiver, the ratio of operating expenses to average net assets would have been 0.60%.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--These statements itemize current period activity and statistics and provide comparison data for the last five fiscal years.

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income and capital gains or losses

* income and capital gains distributions paid to shareholders

* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

* portfolio turnover--the percentage of the portfolio that was replaced during the period

                                              See Notes to Financial Statements


42      1-800-345-2021


Intermediate-Term Tax-Free--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                      1998(1)           1998(2)            1997              1996           1995             1994
PER-SHARE DATA
Net Asset Value,
Beginning of Period ..........   $     10.52        $     10.46        $     10.35       $     10.45    $     10.01    $     10.75
                                 -----------        -----------        -----------       -----------    -----------    -----------
Income From Investment
Operations
  Net Investment Income ......          0.24               0.28               0.49              0.48           0.49           0.48
  Net Realized and Unrealized
  Gain (Loss) on Investment
  Transactions ...............          0.13               0.08               0.21             (0.03)          0.52          (0.61)
                                 -----------        -----------        -----------       -----------    -----------    -----------
  Total From Investment
  Operations .................          0.37               0.36               0.70              0.45           1.01          (0.13)
                                 -----------        -----------        -----------       -----------    -----------    -----------
Distributions
  From Net Investment Income .         (0.24)             (0.28)             (0.49)            (0.48)         (0.49)         (0.48)
  From Net Realized Gains on
  Investment Transactions ....          --                (0.02)             (0.10)            (0.07)         (0.08)         (0.13)
                                 -----------        -----------        -----------       -----------    -----------    -----------
  Total Distributions ........         (0.24)             (0.30)             (0.59)            (0.55)         (0.57)         (0.61)
                                 -----------        -----------        -----------       -----------    -----------    -----------
Net Asset Value, End of Period   $     10.65        $     10.52        $     10.46       $     10.35    $     10.45    $     10.01
                                 ===========        ===========        ===========       ===========    ===========    ===========
  Total Return(3) ............          3.56%              3.50%              6.88%             4.47%         10.41%         (1.25)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets ........          0.51%(4)           0.51%(4)           0.58%             0.60%          0.60%          0.60%
Ratio of Net Investment Income
to Average Net Assets ........          4.53%(4)           4.62%(4)           4.71%             4.66%          4.77%          4.59%
Portfolio Turnover Rate ......            16%                17%                35%(5)            39%            32%            74%
Net Assets, End of Period
(in thousands) ...............   $   147,542        $   137,907        $   132,416       $    80,568    $    80,248    $    81,400

(1) Six months ended November 30, 1998 (unaudited).

(2) Seven months ended May 31, 1998. The Fund's fiscal year end was changed from October 31 to May 31 resulting in a seven month reporting period.

(3) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

(5) Purchases, sales, and market value amounts for Benham Intermediate-Term Tax-Free Fund prior to the merger were excluded from the portfolio turnover calculation.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--These statements itemize current period activity and statistics and provide comparison data for the last five fiscal years.

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income and capital gains or losses

* income and capital gains distributions paid to shareholders

* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

* portfolio turnover--the percentage of the portfolio that was replaced during the period

See Notes to Financial Statements


                                                 www.americancentury.com      43


Long-Term Tax-Free--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                     1998(1)           1998(2)             1997               1996           1995          1994
PER-SHARE DATA
Net Asset Value,
Beginning of Period ..........   $     10.81        $     10.75        $     10.58       $     10.54    $      9.75    $     11.10
                                 -----------        -----------        -----------       -----------    -----------    -----------
Income From Investment
Operations
  Net Investment Income ......          0.26               0.31               0.55              0.53           0.53           0.52
  Net Realized and Unrealized
  Gain (Loss) on Investment
  Transactions ...............          0.17               0.13               0.33              0.04           0.83          (1.01)
                                 -----------        -----------        -----------       -----------    -----------    -----------
  Total From Investment
  Operations .................          0.43               0.44               0.88              0.57           1.36          (0.49)
                                 -----------        -----------        -----------       -----------    -----------    -----------
Distributions
  From Net Investment Income .         (0.26)             (0.31)             (0.55)            (0.53)         (0.53)         (0.52)
  From Net Realized Gains on
  Investment Transactions ....          --                (0.07)             (0.16)             --            (0.04)         (0.34)
                                 -----------        -----------        -----------       -----------    -----------    -----------
  Total Distributions ........         (0.26)             (0.38)             (0.71)            (0.53)         (0.57)         (0.86)
                                 -----------        -----------        -----------       -----------    -----------    -----------
Net Asset Value, End of Period   $     10.98        $     10.81        $     10.75       $     10.58    $     10.54    $      9.75
                                 ===========        ===========        ===========       ===========    ===========    ===========
  Total Return(3) ............          4.07%              4.18%              8.59%             5.60%         14.45%         (4.70)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets ........          0.51%(4)           0.51%(4)           0.58%             0.59%          0.59%          0.60%
Ratio of Net Investment Income
to Average Net Assets ........          4.85%(4)           4.96%(4)           5.16%             5.06%          5.24%          5.00%
Portfolio Turnover Rate ......            29%                47%                65%(5)            60%            61%            66%
Net Assets, End of Period
(in thousands) ...............   $   125,172        $   116,615        $   108,868       $    60,772    $    57,997    $    50,964

(1) Six months ended November 30, 1998 (unaudited).

(2) Seven months ended May 31, 1998. The Fund's fiscal year end was changed from October 31 to May 31 resulting in a seven month reporting period.

(3) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

(5) Purchases,  sales,  and market value amounts for Benham  Long-Term  Tax-Free
    Fund prior to the merger were excluded from the portfolio turnover calculation.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--These statements itemize current period activity and statistics and provide comparison data for the last five fiscal years.

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income and capital gains or losses

* income and capital gains distributions paid to shareholders

* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

* portfolio turnover--the percentage of the portfolio that was replaced during the period

                                              See Notes to Financial Statements


44      1-800-345-2021


High-Yield Municipal--Financial Highlights
--------------------------------------------------------------------------------

                        FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED

                                                      1998(1)        1998(2)
PER-SHARE DATA
Net Asset Value, Beginning of Period .........     $    10.08       $     9.99
                                                   ----------       ----------
Income From Investment Operations
  Net Investment Income ......................           0.27             0.09
  Net Realized and Unrealized Gain
  on Investment Transactions .................           0.15             0.09
                                                   ----------       ----------
  Total From Investment Operations ...........           0.42             0.18
                                                   ----------       ----------
Distributions
  From Net Investment Income .................          (0.27)           (0.09)
                                                   ----------       ----------
Net Asset Value, End of Period ...............     $    10.23       $    10.08
                                                   ==========       ==========
  Total Return(3) ............................           4.20%            1.81%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to
Average Net Assets(4) ........................           --               --
Ratio of Net Investment Income to
Average Net Assets(4) ........................           5.29%            5.38%
Portfolio Turnover Rate ......................             60%              44%
Net Assets, End of Period
(in thousands) ...............................     $   39,516       $   18,788

(1) Six months ended November 30, 1998 (unaudited).

(2) March 31, 1998 (inception) through May 31, 1998.

(3) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized. ACIM has voluntarily agreed to pay all expenses of the Fund from March 31, 1998 (inception) through April 30, 1999. In absence of the waiver, the annualized ratio of operating expenses to average net assets would have been 0.64% for both periods and the annualized ratio of net investment income to average net assets would have been 4.65% and 4.74%, for the periods ending November 30, 1998 and May 31, 1998, respectively.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--These statements itemize current period activity and statistics and provide comparison data for the last five fiscal years (or less, if the class is not five years old).

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income and capital gains or losses

* income and capital gains distributions paid to shareholders

* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

* portfolio turnover--the percentage of the portfolio that was replaced during the period

See Notes to Financial Statements


                                                 www.americancentury.com      45


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     The Benham Group offers 38 fixed-income funds, ranging from money market funds to long-term bond funds and including both taxable and tax-exempt funds. Each fund is managed to provide a "pure play" on a specific sector of the fixed-income market. To ensure adherence to this principle, the basic structure of each fund's portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions. Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies

     LIMITED-TERM TAX-FREE seeks interest income exempt from federal income taxes by investing in municipal securities. The fund maintains a weighted average maturity of five years or less.

     INTERMEDIATE-TERM TAX-FREE seeks interest income exempt from federal income taxes by investing in municipal securities. The fund maintains a weighted average maturity of 5-10 years.

     LONG-TERM TAX-FREE seeks interest income exempt from federal income taxes by investing in municipal securities. The fund maintains a weighted average maturity of 10 or more years.

     HIGH-YIELD MUNICIPAL seeks to provide a high level of interest income exempt from federal income taxes by investing in high-yielding municipal securities. As a secondary objective, the fund seeks capital appreciation. The fund invests primarily in lower-rated or unrated municipal bonds, which are subject to greater credit and liquidity risk. The fund has no average maturity restrictions but is expected to maintain an average maturity of 10 years or more.

     Investment income may be subject to state and local taxes and, depending on your tax status, the federal alternative minimum tax. Capital gains are not exempt from federal income taxes.

COMPARATIVE INDICES

     The following indices are used in the report for fund performance comparisons. They are not investment products available for purchase.

     The MERRILL LYNCH 0- TO 3-YEAR MUNICIPAL INDEX has an average maturity of approximately two years. The bonds in the index have an average rating of AA1.

     The LEHMAN BROTHERS FIVE-YEAR MUNICIPAL GENERAL OBLIGATION INDEX has an average maturity of five years. The bonds are rated BBB or higher by Standard & Poor's, with an average rating of AA.

     The  LEHMAN  BROTHERS  LONG-TERM   MUNICIPAL  BOND  INDEX  is  composed  of
investment-grade municipal bonds with maturities greater than 22 years.

LIPPER RANKINGS

     LIPPER INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

     The Lipper categories for the funds are:

     SHORT/INTERMEDIATE MUNICIPAL DEBT FUNDS (Limited-Term Tax-Free)--funds that invest in municipal debt issues with dollar-weighted average maturities of 1-5 years.

     INTERMEDIATE MUNICIPAL DEBT FUNDS (Intermediate-Term Tax-Free)--funds that invest in municipal debt issues with dollar-weighted average maturities of 5-10 years.

     GENERAL MUNICIPAL DEBT FUNDS (Long-Term Tax-Free)--funds that invest at least 65% of their assets in municipal debt issues in the top four credit ratings (AAA, AA, A, and BBB).

     HIGH-YIELD MUNICIPAL DEBT FUNDS--funds that invest at least 50% of assets in lower-rated municipal debt issues.

[left margin]

INVESTMENT TEAM LEADERS
  PORTFOLIO MANAGERS
     DAVE MACEWEN
     STEVEN PERMUT
     JOEL SILVA

MUNICIPAL CREDIT RESEARCH TEAM
  MANAGER
     STEVEN PERMUT
  MUNICIPAL CREDIT ANALYSTS
     DAVID MOORE
     ROBERT MILLER
     BILL MCCLINTOCK
     TIM BENHAM
     BRAD BODE

CREDIT RATING GUIDELINES

   CREDIT RATINGS ARE ISSUED BY INDEPENDENT RESEARCH COMPANIES SUCH AS STANDARD & POOR'S AND MOODY'S. RATINGS ARE BASED ON AN ISSUER'S FINANCIAL STRENGTH AND ABILITY TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER.

   IT'S IMPORTANT TO NOTE THAT CREDIT RATINGS ARE SUBJECTIVE, REFLECTING THE OPINIONS OF THE RATING AGENCIES; THEY ARE NOT ABSOLUTE STANDARDS OF QUALITY.

* AAA, AA, A, AND BBB ARE STANDARD & POOR'S HIGHEST LONG-TERM CREDIT RATINGS. BONDS IN THESE RATING CATEGORIES ARE CONSIDERED "INVESTMENT GRADE," MEANING THEY'RE RELATIVELY SAFE FROM DEFAULT.

*  AAA--EXTREMELY STRONG ABILITY TO MEET FINANCIAL OBLIGATIONS.

*  AA--VERY STRONG ABILITY TO MEET FINANCIAL OBLIGATIONS.

*  A--STRONG ABILITY TO MEET FINANCIAL OBLIGATIONS.

*  BBB--GOOD ABILITY TO MEET FINANCIAL OBLIGATIONS.

* BB--LESS VULNERABLE TO DEFAULT THAN OTHER LOWER-QUALITY ISSUES BUT DO NOT QUITE MEET INVESTMENT-GRADE STANDARDS.


46      1-800-345-2021


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year returns, please refer to the "Financial Highlights" on pages 42-45.

YIELDS

* 30-DAY SEC YIELD represents net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

* TAX-EQUIVALENT YIELDS show the taxable yields that investors in a federal income tax bracket would have to earn before taxes to equal the fund's tax-free yield.

INVESTMENT TERMS

* BASIS POINT--a basis point equals one one-hundredth of a percentage point (or 0.01%). Therefore, 100 basis points equals one percentage point (or 1%).

* YIELD CURVE--a graphic representation of the relationship between maturity and
yield  for  fixed-income   securities.   Yield  curve  graphs  plot  lengthening
maturities along the horizontal axis and rising yields along the vertical axis.

PORTFOLIO STATISTICS

* NUMBER OF SECURITIES--the number of different securities held by a fund on a given date.

* WEIGHTED AVERAGE MATURITY (WAM)--a measurement of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount.

* AVERAGE DURATION--another measure of the sensitivity of a fixed-income portfolio to interest rate changes. Duration is a time-weighted average of the interest and principal payments of the securities in a portfolio.

* EXPENSE RATIO--the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

TYPES OF MUNICIPAL SECURITIES

* AMT PAPER--instruments with income subject to the federal alternative minimum tax.

* COPS/LEASES--securities issued to finance public property improvements (such as city halls and police stations) and equipment purchases.

* GO BONDS--general obligation securities backed by the taxing power of the issuer.

* LAND-SECURED BONDS--securities such as Mello-Roos bonds and 1915-Act bonds that are issued to finance real estate development projects.

* PREREFUNDED BONDS/ETM BONDS--securities refinanced or escrowed to maturity by the issuer because of their premium coupons (higher-than-market interest rates). These bonds tend to have higher credit ratings because they are backed by Treasury securities.

* REVENUE BONDS--securities backed by revenues from sales taxes or from a specific project, system, or facility (such as a hospital, electric utility, or water system).


                                                 www.americancentury.com      47


Notes
--------------------------------------------------------------------------------


48      1-800-345-2021


[inside back cover]

AMERICAN CENTURY FUNDS
-------------------------------------------------------------------------------

BENHAM GROUP(reg.sm)
TAXABLE BOND FUNDS
U.S. TREASURY & GOVERNMENT
   Short-Term Treasury
   Short-Term Government
   GNMA
   Intermediate-Term Treasury
   Long-Term Treasury
   Inflation-Adjusted Treasury
   Target Maturities Trust: 2000
   Target Maturities Trust: 2005
   Target Maturities Trust: 2010
   Target Maturities Trust: 2015
   Target Maturities Trust: 2020
   Target Maturities Trust: 2025
CORPORATE & DIVERSIFIED
   Limited-Term Bond
   Intermediate-Term Bond
   Bond
   Premium Bond
   High-Yield Bond
INTERNATIONAL
   International Bond

TAX-FREE & MUNICIPAL BOND FUNDS
MULTIPLE-STATE
   Limited-Term Tax-Free
   Intermediate-Term Tax-Free
   Long-Term Tax-Free
   High-Yield Municipal
SINGLE-STATE
   Arizona Intermediate-Term Municipal
   California High-Yield Municipal
   California Insured Tax-Free
   California Intermediate-Term Tax-Free
   California Limited-Term Tax-Free
   California Long-Term Tax-Free
   Florida Intermediate-Term Municipal

MONEY MARKET FUNDS
TAXABLE
   Capital Preservation
   Government Agency Money Market
   Premium Capital Reserve
   Premium Government Reserve
   Prime Money Market
TAX-FREE & MUNICIPAL
   California Municipal Money Market
   California Tax-Free Money Market
   Florida Municipal Money Market
   Tax-Free Money Market

AMERICAN CENTURY(reg.sm) GROUP
ASSET ALLOCATION
   Strategic Allocation: Conservative
   Strategic Allocation: Moderate
   Strategic Allocation: Aggressive
BALANCED
   Balanced
CONSERVATIVE EQUITY
   Income and Growth
   Equity Income
   Value
   Equity Growth
SPECIALTY
   Utilities
   Real Estate
   Global Natural Resources
   Global Gold
SMALL CAP
   Small Cap Quantitative
   Small Cap Value

TWENTIETH CENTURY GROUP
GROWTH
   Select
   Heritage Growth
   Ultra
AGGRESSIVE GROWTH
   Vista
   Giftrust
   New Opportunities
INTERNATIONAL GROWTH
   International Growth
   International Discovery
   Emerging Markets
GLOBAL
   Global Growth

Please call for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[right margin]

[american century logo(reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI
64141-6200

INVESTOR SERVICES:
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 OR 816-444-3485

FAX: 816-340-7962

INTERNET: WWW.AMERICANCENTURY.COM


AMERICAN CENTURY MUNICIPAL TRUST


INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI


THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

FUNDS DISTRIBUTOR, INC.
(c) 1998 AMERICAN CENTURY SERVICES CORPORATION


[recycled logo]
Recycled


[back cover]


American Century Investments                                     BULK RATE
P.O. Box 419200                                              U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                   AMERICAN CENTURY
www.americancentury.com                                          COMPANIES



9901                                                    Funds Distributor, Inc.
SH-BKT-15064                      (c)1998 American Century Services Corporation